Filed under Rule 497(c)

File Nos. 333-158151;

811-04254

LEGG MASON INCOME TRUST, INC.

100 Light Street

Baltimore, Maryland 21202

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 2009

May 1, 2009

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to one or more of the Legg Mason funds you own.

A chart summarizing the proposal to reorganize the funds is set forth below, and detailed information about each of the proposals is contained in the enclosed materials.

Your Fund	Surviving Fund
Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on June 12, 2009, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding your fund(s). The transaction involves a proposal to reorganize your fund into a corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

David R. Odenath, President

Legg Mason Income Trust, Inc.

LEGG MASON INCOME TRUST, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. Please refer to the more complete information about the reorganizations contained elsewhere in the combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	Why is a shareholder meeting being held?

A.    The Board of your fund (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund shown in the chart below.

Your Fund	Surviving Fund
Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund

Q.	How will a reorganization affect me?

A.    If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

If you own Primary Class shares of Legg Mason Investment Grade Income Portfolio, you will receive newly-created Class P shares of Legg Mason Partners Corporate Bond Fund. If you own Institutional Class shares, you will receive Class I shares.

If you own Primary Class shares of Legg Mason Limited Duration Bond Portfolio, you will receive Class C shares of Legg Mason Partners Short-Term Bond Fund. If you own Institutional Class shares, you will receive Class I shares.

Q.	Why are the reorganizations being recommended?

A.    Management’s goal is to end up with funds that are best positioned to seek superior long-term growth of assets and to structure funds in a manner designed to provide attractive long-term performance to shareholders. Each proposed reorganization would combine a fixed-income fund in the Legg Mason fund family with a similar fund in the Legg Mason Partners fund family. Your fund and the surviving fund have pursued similar investment strategies. Combining the two funds will create one larger fund, thereby increasing asset size, eliminating product duplication, and reducing investor confusion. In addition, these funds share portfolio managers from Western Asset Management Company. In the absence of the proposed reorganization, the two funds likely will continue to overlap each other in many respects.

Q.	Are my fund’s investment objectives and policies similar to those of the Surviving Fund?

A.    Yes. There may be, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

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Reorganization	Significant Differences in Objectives and Strategies
• Legg Mason Investment Grade Income Portfolio into Legg Mason Partners Corporate Bond Fund	The funds have similar investment objectives. The surviving fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital and your fund’s investment objective is to seek a high level of current income through investment in a diversified portfolio of debt securities.

The principal investment policies of the funds differ as follows:

•      Each fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed-income securities. The surviving fund also invests at least 80% of its assets in corporate debt securities and related investments.

•      Both funds may invest in securities of any maturity, but your fund currently expects to maintain a dollar-weighted average maturity of between five and twenty years. The surviving fund does not include among its principal policies or strategies an average maturity target or range. As of February 28, 2009, the average maturity of the surviving fund and of your fund were 11.7 years and 11.9 years, respectively.

•      The surviving fund may invest in a variety of derivative transactions for hedging purposes, as a substitute for buying and selling securities, as a cash flow management technique or to enhance returns. The surviving fund may use derivatives and synthetic instruments to a substantial extent and even as its primary means of gaining investment exposures. Your fund may invest in a variety of transactions using derivatives, such as futures, options, warrants and swaps to enhance income or yield or to hedge its investments. Your fund will purchase a particular derivative instrument only if the fund is authorized to invest in the type of asset on which the instrument is based. In addition, your fund is subject to certain percentage limitations on the amount of assets it can invest in certain derivatives.

• Legg Mason Limited Duration Bond Portfolio into Legg Mason Partners Short-Term Bond Fund	The funds have similar investment objectives. The surviving fund seeks current income, preservation of capital and liquidity and your fund’s investment objective is to maximize total return, consistent with prudent investment management by investing to obtain the specified average duration.

The principal investment policies of the funds differ as follows:

•      Your fund’s average modified duration will range within 25% of the duration of the Merrill Lynch 1-3 Year Treasury Index. The surviving fund may invest in securities of any maturity, but normally

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Reorganization	Significant Differences in Objectives and Strategies

maintains a dollar-weighted average portfolio maturity of not more than three years.

•      The surviving fund may invest in a variety of derivatives transactions for hedging purposes, as a substitute for buying or selling securities, as a cash flow management technique or to enhance returns. The surviving fund may use derivatives and synthetic instruments to a substantial extent and even as its primary means of gaining investment exposures. Your fund may invest in derivatives such as futures, options and swaps both for hedging and non-hedging purposes, including for purposes of enhancing returns; buy or sell securities on a forward commitment basis; and engage in reverse repurchase agreements. Your fund will purchase a particular derivative instrument only if the fund is authorized to invest in the type of asset on which the instrument is based. In addition, your fund is subject to certain percentage limitations on the amount of assets it can invest in certain derivatives.

Q.	How will the reorganizations affect Fund fees and expenses?

A.	The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Reorganization	Effect on Fees and Expenses
• Legg Mason Investment Grade Income Portfolio into Legg Mason Partners Corporate Bond Fund

•      If you hold Primary Class shares of your fund, you will receive Class P shares of the surviving fund. Class P shares of the surviving fund will be newly-issued and are expected to have total operating expenses (1.18%) that are lower than the total operating expenses of Primary Class shares of your fund (1.28%), before giving effect to fee waivers. After giving effect to fee waivers, the net total operating expenses of Primary Class shares of your fund are lower than the expected net total operating expenses of Class P shares of the surviving fund. Management has agreed to contractually waive fees and/or reimburse ordinary expenses to limit net total annual operating expenses to 1.15% for Class P shares of the surviving fund until April 30, 2010. Currently, your fund’s manager voluntarily waives fees or reimburses expenses so that net total operating expenses for Primary Class shares do not exceed 1.00%. This waiver is voluntary and is expected to continue until April 30, 2009, but may be terminated at any time. Effective May 1, 2009, your fund’s manager voluntarily waives fees or reimburses expenses so that net total annual operating expenses for Primary Class shares do not exceed 1.15%. This waiver is voluntary and is expected to continue until the proposed

III

Reorganization	Effect on Fees and Expenses

Reorganization is completed, but may be terminated at any time.

•      If you hold Institutional Class shares of your fund, you will receive Class I shares of the surviving fund. The total operating expenses of Class I shares of the surviving fund are expected to be lower (0.73%) than the total operating expenses of Institutional Class shares of your fund (0.85%), before giving effect to fee waivers. After giving effect to fee waivers, the net total operating expenses of Institutional Class shares of your fund are lower than the expected net total operating expenses of Class I shares of the surviving fund. Management has agreed to contractually waive fees and/or reimburse ordinary expenses to limit net total annual operating expenses to 0.65% for Class I of the surviving fund until April 30, 2010. Currently, your fund’s manager voluntarily waives fees or reimburses expenses so that net total operating expenses for Institutional Class shares do not exceed 0.50%. This waiver is voluntary and is expected to continue until April 30, 2009, but may be terminated at any time. Effective May 1, 2009, your fund’s manager voluntarily waives fees or reimburses expenses so that net total operating expenses for Institutional Class shares do not exceed 0.65%. This waiver is voluntary and is expected to continue until the proposed Reorganization is completed, but may be terminated at any time.

•      Neither Primary Class of your fund nor Class P of the surviving fund has a sales load. Neither Institutional Class of your fund nor Class I of the surviving fund has a sales load.

•      The management fee of the surviving fund (0.55%) will be lower than your fund’s current management fee (0.60%).

• Legg Mason Limited Duration Bond Portfolio into Legg Mason Partners Short-Term Bond Fund

•      If you hold Primary Class shares of your fund, you will receive Class C shares of the combined surviving fund. The total operating expenses of Class C shares of the surviving fund are expected to be lower (1.12%) than the total operating expenses of Primary Class shares of your fund (1.22%), before giving effect to fee waivers. After giving effect to fee waivers, the net total operating expenses of Primary Class shares of your fund are lower than the expected net total operating expenses of Class C shares of the surviving fund. Management of the surviving fund has agreed to contractually waive fees and/or reimburse ordinary expenses to limit net total annual operating expenses for Class C of the surviving fund to 1.10% until April 30, 2010. Until April 30, 2009,

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Reorganization	Effect on Fees and Expenses

your fund’s manager has agreed to contractually waive fees and/or reimburse ordinary expenses so that net total operating expenses for Primary Class shares do not exceed 1.00%. Effective May 1, 2009, your fund’s manager voluntarily waives fees or reimburses ordinary expenses so that net total annual operating expenses for Primary Class shares do not exceed 1.10%. This waiver is voluntary and is expected to continue until the proposed Reorganization is completed, but may be terminated at any time.

•      If you hold Institutional Class shares of your fund, you will receive Class I shares of the surviving fund. The total operating expenses of Class I shares of the surviving fund are expected to be lower (0.52%) than the total operating expenses of Institutional Class shares of your fund (0.77%), before giving effect to fee waivers. After giving effect to fee waivers, the net total operating expenses of Institutional Class shares your fund are lower than the expected net total operating expenses of Class I shares of the surviving fund. Until April 30, 2009, your fund’s manager has agreed to contractually waive fees and/or reimburse ordinary expenses so that net total operating expenses for Institutional Class shares do not exceed 0.50%. Effective May 1, 2009, your fund’s manager voluntarily waives fees or reimburses ordinary expenses so that net total annual operating expenses for Institutional Class shares do not exceed 0.51%. This waiver is voluntary and is expected to continue until the proposed Reorganization is completed, but may be terminated at any time.

•      Neither Primary Class of your fund nor Class C of the surviving fund has a sales load. Neither Institutional Class of your fund nor Class I of the surviving fund has a sales load.

•      The management fee of the surviving fund (0.45%) will be equal to your fund’s current management fee.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	Will I have to pay any sales load, charge or other commission in connection with a reorganization?

A.    No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization. The Board will adopt the valuation procedures of the surviving fund before the Closing Date of the reorganization, so that you will receive full value for your shares upon completion of the reorganization.

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Q.	What if I redeem or exchange my shares before the closing of the reorganization of my fund?

A.    Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	Will my shareholder privileges change as a result of the reorganization of my fund?

A.    Generally, no. If you hold Primary Class shares of Legg Mason Investment Grade Income Portfolio, you will receive Class P shares of Legg Mason Partners Corporate Bond Fund. If you hold Primary Class shares of Legg Mason Limited Duration Bond Portfolio, you will receive Class C shares of Legg Mason Partners Short-Term Bond Fund. If you hold Institutional Class shares of your fund, you will receive Class I shares of the surviving fund. After the Reorganization, Class I shares of Legg Mason Partners Short-Term Bond Fund will be closed to new investors, but Class I shareholders will be permitted to make additional investments in Class I shares.

Your current privilege to exchange shares of your fund for shares of other Legg Mason funds will be replaced with new exchange privileges with funds sold by the surviving fund’s distributor (a larger number of funds), except that Class P shares of Legg Mason Partners Corporate Bond Fund will not have exchange privileges. Primary Class shares are not currently exchangeable for Legg Mason Partners funds.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	Can I purchase additional shares in my fund prior to the reorganization?

A.    Yes. However, if the reorganization is approved for your fund, your fund will close to new purchases and exchanges five business days prior to the closing of the reorganization.

Q.	Will I have to pay any taxes as a result of the reorganizations?

A.    Each reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Bingham McCutchen LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	What happens if shareholders of one fund approve its reorganization, while shareholders of the other fund do not?

A.    Neither proposed reorganization is contingent upon the approval of the other reorganization. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of the other fund do not approve the reorganization of their fund.

Q.	Who will pay for the reorganizations?

A.    Your fund’s manager will be responsible for 100% of the fees, costs and expenses in connection with the reorganization allocated to your fund and 50% of the fees, costs and expenses allocated to the surviving fund. The surviving fund will bear 50% of such fees and expenses allocated to the surviving fund. Transaction costs, if any, associated with repositioning a fund’s portfolio in connection with the reorganization will be borne by that fund.

Estimated costs of the reorganization of Legg Mason Investment Grade Income Portfolio into Legg Mason Partners Corporate Bond Fund have been allocated between your fund and the surviving fund as follows: Legal—your fund: $86,300, the surviving fund: $48,800; Audit—your fund: $4,500, the surviving fund: $8,400; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $64,900)—all allocated to your fund.

Estimated costs of the reorganization of Legg Mason Limited Duration Bond Portfolio into Legg Mason Partners Short-Term Bond Fund have been allocated between your fund and the surviving fund as follows: Legal—your fund: $86,300, the

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surviving fund: $48,800; Audit—your fund: $4,500, the surviving fund: $8,400; and Printing, postage, proxy out of pocket costs, and proxy solicitation, mailing, reporting and tabulation costs (approximately $31,400)—all allocated to your fund.

Q.	How does the board recommend that I vote?

A.    The Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	What happens if a reorganization is not approved?

A.    If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I am an investor who holds a small number of shares. Why should I vote?

A.    Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	When is the reorganization of my fund expected to happen?

A.    If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about June 19, 2009.

Q.	How can I vote?

A.    In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	Who gets to vote?

A.    If you owned shares of your fund at the close of business on April 15, 2009, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	Whom do I call if I have questions?

A.    If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Broadridge Investor Communications Solutions, Inc., your fund’s proxy solicitor, at 866-586-0633.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

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LEGG MASON INCOME TRUST, INC.

a Maryland corporation

Legg Mason Investment Grade Income Portfolio

Legg Mason Limited Duration Bond Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2009

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced funds (each, an “Acquired Fund”), will be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on June 12, 2009, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of an Acquired Fund and for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

	Acquired Fund	Acquiring Fund
	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
	Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of an Acquired Fund at the close of business on April 15, 2009 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Richard M. Wachterman
Secretary
Legg Mason Income Trust, Inc.

May 1, 2009

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PROXY STATEMENT/PROSPECTUS

MAY 1, 2009

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS CORPORATE BOND FUND

LEGG MASON PARTNERS SHORT-TERM BOND FUND

(EACH, AN “ACQUIRING FUND,” AND, COLLECTIVELY, THE “ACQUIRING FUNDS”)

55 Water Street

New York, New York 10041

1-800-822-5544

1-888-425-6432

PROXY STATEMENT FOR:

LEGG MASON INCOME TRUST, INC.

LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO

LEGG MASON LIMITED DURATION BOND PORTFOLIO

(EACH, AN “ACQUIRED FUND,” AND, COLLECTIVELY, THE “ACQUIRED FUNDS”)

(EACH A “FUND” AND, COLLECTIVELY, THE “FUNDS”)

100 Light Street

Baltimore, Maryland 21202

1-800-822-5544

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Acquired Funds for a joint Special Meeting of Shareholders of the Acquired Funds (the “Meeting”). The Meeting will be held on June 12, 2009, at 10:00 a.m., Eastern time, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202. At the Meeting, shareholders of each Acquired Fund as of April 15, 2009 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of an Acquired Fund and for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund, in exchange for the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund and for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

As a shareholder of an Acquired Fund, you are being asked to consider and vote upon the approval of a Reorganization Agreement pursuant to which the Reorganization of your Fund would be accomplished. Because each Reorganization will result in shareholders of an Acquired Fund holding shares of the corresponding Acquiring Fund, this Proxy Statement also serves as a Prospectus for each of the Acquiring Funds.

If the Reorganization of an Acquired Fund is approved, the shareholders of the Acquired Fund will receive shares of the corresponding Acquiring Fund according to the following chart:

Acquired Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Legg Mason Investment Grade Income Portfolio Primary Class	Legg Mason Partners Corporate Bond Fund Class P
Legg Mason Investment Grade Income Portfolio Institutional Class	Legg Mason Partners Corporate Bond Fund Class I
Legg Mason Limited Duration Bond Portfolio Primary Class	Legg Mason Partners Short-Term Bond Fund Class C
Legg Mason Limited Duration Bond Portfolio Institutional Class	Legg Mason Partners Short-Term Bond Fund Class I

No sales charge will be imposed on the shares of the Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

Each Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

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Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are similar to those of the corresponding Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

Prior to September 2, 2008, Legg Mason Partners Corporate Bond Fund was named Legg Mason Partners Investment Grade Bond Fund and Legg Mason Partners Short-Term Bond Fund was named Legg Mason Partners Short-Term Investment Grade Bond Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about each of the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated May 1, 2009, relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the applicable Acquiring Fund at the address listed above or calling 1-800-822-5544 or 1-888-425-6432.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in “Additional Information about the Acquired Funds and the Acquiring Funds,” below. The prospectuses of the Acquired Funds and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference. The prospectuses of the Acquiring Funds are not being incorporated by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information, have been filed with the SEC. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by calling 1-800-822-5544 or 1-888-425-6432 (for the Acquiring Funds) or 1-800-822-5541 (for the Acquired Funds), by writing to the Funds at the addresses listed above or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A1 or Appendix A2.

The information contained herein concerning each Acquired Fund has been provided by, and is included herein in reliance upon, that Acquired Fund. The information contained herein concerning each Acquiring Fund has been provided by, and is included herein in reliance upon, that Acquiring Fund.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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i

ii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the forms of which are attached to this Proxy Statement/Prospectus as Appendix A1 and Appendix A2.

Proposed Reorganizations

At meetings held on February 12-13 and February 18-19, 2009, respectively, the Board of the Acquiring Funds and the Board of the Acquired Funds, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of the applicable Acquired Fund and for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. Each Reorganization, if approved by shareholders of the applicable Acquired Fund, is scheduled to be effective as of the close of business on June 19, 2009, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of an Acquired Fund, each shareholder of that Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Primary Class shareholders of Legg Mason Investment Grade Income Portfolio will receive Class P shares of Legg Mason Corporate Bond Fund. Primary Class shareholders of Legg Mason Limited Duration Bond Portfolio will receive Class C shares of Legg Mason Partners Short-Term Bond Fund. Institutional Class shareholders of each Acquired Fund will receive Class I shares of the corresponding Acquiring Fund. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of the Acquired Funds, including all of the Independent Board Members, has concluded that the Reorganization of each Acquired Fund would be in the best interests of that Acquired Fund and its shareholders and that the interests of that Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommending that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has also approved the Reorganization on behalf of the corresponding Acquiring Fund.

Approval of the Reorganization of an Acquired Fund will require, if a quorum is present at the Meeting with respect to that Acquired Fund, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. Neither of the proposed Reorganizations is contingent upon the approval of the other Reorganization. See “Voting Information” below.

As a condition to the closing of each Reorganization, each party to the applicable Reorganization (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)) must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganizations—Federal Income Tax Consequences,” it is expected that neither of the Acquired Funds nor its shareholders will recognize gain or loss as a result of its Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization of that Acquired Fund. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) during or with respect to the Acquired Fund’s taxable year that ends on the Closing Date, and such distributions will be taxable to shareholders. In addition, each Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning an Acquired Fund’s portfolio in connection with its Reorganization will be borne by such Acquired Fund. As of the date hereof, neither Acquired Fund is expected to recognize material capital gains or incur material transaction costs as a result of repositioning its portfolio in connection with its Reorganization.

Certain Defined Terms Used in this Proxy Statement/Prospectus

Each Acquired Fund is a series of a Maryland corporation. Each Acquiring Fund is a series of a Maryland business trust. For ease of reference and clarity of presentation, shares of common stock of each Acquired Fund and shares of beneficial interest of each Acquiring Fund are hereinafter referred to as “shares”, and holders of shares are hereinafter referred to as “shareholders”; the Board of Trustees overseeing the Acquiring Funds and the Board of Directors overseeing the Acquired Funds are each referred to herein as a “Board” and collectively as the “Boards”; the Declaration of Trust governing the Acquiring Funds and the Articles of Incorporation governing the Acquired Funds, each as amended and supplemented, are referred to herein as a “charter”; and the term “termination” refers to the termination and redemption for purposes of a series of a Maryland corporation.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Acquired Fund and the corresponding Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of each of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. These discussions include material differences in each Fund’s “fundamental” investment policies, meaning those that can be changed only by shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

The Funds have similar investment objectives. The Acquiring Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. The Acquired Fund seeks a high level of current income through investment in a diversified portfolio of debt securities.

Under normal conditions, each Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities. Under normal circumstances, the Acquiring Fund also invests at least 80% of its assets in corporate debt securities and related investments. Both Funds anticipate that all securities purchased will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one nationally recognized statistical rating organization (an “NRSRO”) or, if not rated by any NRSRO, determined by the portfolio managers to be of comparable quality.

Primary differences between the Funds include:

•

Both Funds may invest in securities of any maturity, but the Acquired Fund currently expects to maintain a dollar-weighted average maturity of between five and twenty years. The Acquiring Fund does not include among its principal policies or strategies an average maturity target or range. As of February 28, 2009, the average maturity of the Acquiring Fund and the Acquired Fund were 11.7 and 11.9, respectively.

•

Instead of investing directly in particular securities, the Acquiring Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Acquiring Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures. The Acquiring Fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. The Acquired Fund may invest in a variety of transactions using derivatives, such as futures, options, warrants and swaps to enhance income or yield or to hedge its investments. The Acquired Fund will purchase a particular derivative instrument only if the Fund is authorized to invest in the type of asset on which the instrument is based. In addition, the Acquired Fund is subject to certain percentage limitations on the amount of assets it can invest in derivatives.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

The Funds have similar investment objectives. The Acquiring Fund seeks current income, preservation of capital and liquidity. The Acquired Fund seeks to maximize total return, consistent with prudent investment management by investing to obtain the specified average duration.

Under normal market conditions, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in debt and fixed-income securities rated at the time of purchase by a NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.

Primary differences between the Funds include:

•

The Acquired Fund’s average modified duration will range within 25% of the duration of the Merrill Lynch 1-3 Year Treasury Index. The Acquiring Fund may invest in securities of any maturity, but normally maintains a dollar-weighted average portfolio maturity of not more than three years.

•

Instead of investing directly in particular securities, the Acquiring Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Acquiring Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures. The Acquiring Fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. The Acquired Fund may invest in derivatives such as futures, options and swaps both for hedging and non-hedging purposes, including for purposes of enhancing returns; buy or sell securities on a forward commitment basis; and engage in reverse repurchase agreements. The Acquired Fund will purchase a particular derivative instrument only if the Fund is authorized to invest in the type of asset on which the instrument is based. In addition, the Acquired Fund is subject to certain percentage limitations on the amount of assets it can invest in derivatives.

•	The Acquired Fund may invest up to 20% of its assets in non-debt securities. The Acquiring Fund does not have a comparable strategy.

Effect on Expenses

This section summarizes the effect of the Reorganizations on the fees and expenses of the Acquired Funds.

Primary Class shareholders of Legg Mason Investment Grade Income Portfolio will receive Class P shares of Legg Mason Partners Corporate Bond Fund. Primary Class shareholders of Legg Mason Limited Duration Bond Portfolio will receive Class C shares of Legg Mason Partners Short-Term Bond Fund. Institutional Class shareholders of each Acquired Fund will receive Class I shares of the corresponding Acquiring Fund.

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

As a result of the Reorganization:

•

Total annual operating expenses paid by Acquired Fund Primary Class shareholders are expected to decline from 1.28% (before giving effect to the voluntary fee waivers in effect for the Acquired Fund until April 30, 2009) to 1.18% (before giving effect to the contractual fee waivers (subject to recapture, as described below) in effect for Class P shares of the Acquiring Fund). Net total annual operating expenses paid by Acquired Fund Primary Class shareholders are expected to increase from 1.00% (after giving effect to the voluntary fee waiver in effect for the Acquired Fund until April 30, 2009) to 1.15% (after giving effect to a contractual fee waiver (subject to recapture) in effect for Class P shares of the Acquiring Fund).

•

Total annual operating expenses paid by Acquired Fund Institutional Class shareholders are expected to decline from 0.85% (before giving effect to the voluntary fee waivers in effect for the Acquired Fund until April 30, 2009) to 0.73% (before giving effect to the contractual fee waivers (subject to recapture) in effect for Class I shares of the Acquiring Fund). Net total annual operating expenses paid by Acquired Fund Institutional Class shareholders are expected to increase from 0.50% (after giving effect to the voluntary fee waiver in effect for the Acquired Fund until April 30, 2009) to 0.65% (after giving effect to the contractual fee waivers in effect for Class I shares of the Acquiring Fund).

Management has agreed to contractually forgo fees and/or reimburse expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.15% for Class P shares and 0.65% for Class I shares of the combined Fund from the Closing Date of the Reorganization until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously forgone or reimbursed by the manager to the Acquiring Fund during the previous 12 months if the Acquiring Fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Acquiring Fund, in the Acquiring Fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously forgone or reimbursed by the manager. Prior to the Reorganization, no voluntary or contractual fee waivers or forbearances are in effect for the Acquiring Fund.

Note that the manager of the Acquired Fund has voluntarily agreed to waive or reimburse ordinary expenses from May 1, 2009 through the date of the Reorganization so that net total annual operating expenses for Primary Class shares do not exceed 1.15% and net total annual operating expenses for Institutional Class shares do not exceed 0.65%.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

As a result of the Reorganization:

•

Total annual operating expenses paid by Acquired Fund Primary Class shareholders are expected to decline from 1.22% (before giving effect to the contractual fee waivers in effect for the Acquired Fund until April 30, 2009) to 1.12% (before giving effect to the contractual fee waivers (subject to recapture, as described below) in effect for Class C shares of the Acquiring Fund). Net total annual operating expenses paid by Acquired Fund Primary Class shareholders are expected to increase from 1.00% (after giving effect to the contractual fee waiver (subject to recapture) in effect for the Acquired Fund) to 1.10%.

•

Total annual operating expenses paid by Acquired Fund Institutional Class shareholders are expected to decline from 0.77% (before giving effect to the contractual fee waivers in effect for the Acquired Fund until April 30, 2009) to 0.52% (before giving effect to the contractual fee waivers (subject to recapture) in effect for Class I shares of the Acquiring Fund). Net total annual operating expenses paid by Acquired Fund Institutional Class shareholders are expected to increase from 0.50% (after giving effect to the contractual fee waiver in effect for the Acquired Fund until April 30, 2009) to 0.52%.

Management has agreed to contractually forego fees and/or reimburse expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.10% for Class C shares of the combined Fund from the Closing Date of the Reorganization until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously forgone or reimbursed by the manager to the Acquiring Fund during the previous 12 months if the Acquiring Fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Acquiring Fund, in the Acquiring Fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously forgone or reimbursed by the manager. Prior to the Reorganization, no voluntary or contractual fee waiver or forbearance is in effect for the Acquiring Fund.

Note that the manager of the Acquired Fund has voluntarily agreed to waive or reimburse ordinary expenses from May 1, 2009 through the date of the Reorganization so that net total annual operating expenses from Primary Class shares do not exceed 1.10% and net total annual operating expenses for Institutional Class shares do not exceed 0.51%.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of Primary and Institutional Class shares of each Acquired Fund for the fiscal year ended December 31, 2008, and Class C, Class P and Class I shares, as applicable. of the corresponding Acquiring Fund as of December 31, 2008. The tables also show the estimated fees and expenses of the Class C, Class P and Class I shares, as applicable, of each combined Fund, on a pro forma basis, as if the Reorganization occurred on December 31, 2008. The estimates are based on contracts and agreements in effect as of December 31, 2008 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of December 31, 2008. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in an Acquired Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and the combined Funds as of the Closing Date may differ from those reflected in the tables below.

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Investment Grade Income Portfolio		Legg Mason Partners Corporate Bond Fund		Legg Mason Partners Corporate Bond Pro Forma Combined Fund
	Primary Class*		Class P**		Class P
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.60%		0.65	%(a)	0.55	%(b)
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.18%		0.10%		0.13%
Total Annual Fund Operating Expenses	1.28	%(c)	1.25%		1.18	%(d)

*	Holders of Primary Class shares of Legg Mason Investment Grade Income Portfolio will receive Class P shares of Legg Mason Partners Corporate Bond Fund. Class P shares of Legg Mason Partners Corporate Bond Fund will be available for purchase after the Reorganization only by Class P shareholders as of the date of, and after giving effect to, the Reorganization.

**	Class P shares of Legg Mason Partners Corporate Bond Fund are newly-issued, and “Other Expenses” are estimated.

(a)	The Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets up to and including $500 million and 0.60% on assets over $500 million.

(b)

Management has agreed to reduce the contractual management fee expense for Legg Mason Partners Corporate Bond Fund from 0.65% to 0.55%, effective as of the Closing Date. There will be no reduction in services provided under the contract as a result of this decrease in fees.

(c)

The Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) for Primary Class shares do not exceed 1.00% of average daily net assets. Effective May 1, 2009, the Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses for Primary Class shares do not exceed 1.15%. This voluntary waiver is expected to continue until the Closing Date of the Reorganization, but may be terminated at any time.

(d)

Management has agreed to contractually forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.15% for Class P shares of the combined Fund from the Closing Date of the Reorganization until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously forgone or reimbursed by the manager to the Fund during the previous 12 months if the Fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously forgone or reimbursed by the manager.

The following examples help you compare the costs of investing in Primary Class shares of the Acquired Fund, Class P shares of the Acquiring Fund and Class P shares of the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses (before fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Investment Grade Income Portfolio—Primary Class*	$130	$405	$701	$1,544
Legg Mason Partners Corporate Bond Fund—Class P**	$127	$396	$686	$1,511
Legg Mason Partners Corporate Bond Fund Pro Forma Combined Fund—Class P	$120	$375	$650	$1,433

*	Primary Class shares of Legg Mason Investment Grade Income Portfolio will be exchanged for Class P shares of the combined Fund.
**	Class P shares are not currently available for purchase.

	Pre-Reorganization
	Legg Mason Investment Grade Income Portfolio		Legg Mason Partners Corporate Bond Fund		Legg Mason Partners Corporate Bond Pro Forma Combined Fund
	Institutional Class*		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.60%		0.65	%(a)	0.55	%(b)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.25%		0.10%		0.18%
Total Annual Fund Operating Expenses	0.85	%(c)	0.75%		0.73	%(d)

*	Holders of Institutional Class shares of Legg Mason Investment Grade Income Portfolio will receive Class I shares of Legg Mason Partners Corporate Bond Fund.

(a)	The Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets up to and including $500 million and 0.60% on assets over $500 million.

(b)

Management has agreed to reduce the contractual management fee expense for Legg Mason Partners Corporate Bond Fund from 0.65% to 0.55%, effective as of the Closing Date. There will be no reduction in services provided under the contract as a result of this decrease in fees.

(c)

The Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) for Institutional Class shares do not exceed 0.50% of average daily net assets. Effective May 1, 2009, the Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses for Institutional Class shares do not exceed 0.65%. This voluntary waiver is expected to continue until the Closing Date of the Reorganization, but may be terminated at any time.

(d)

Management has agreed to contractually forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.65% for Class I shares of the combined Fund from the date of the Reorganization until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously forgone or reimbursed by the manager to the Fund during the previous 12 months if the Fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously forgone or reimbursed by the manager.

The following examples help you compare the costs of investing in Institutional Class shares of the Acquired Fund or Class I shares of the Acquiring Fund and Class I shares of the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses (before fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Investment Grade Income Portfolio—Institutional Class*	$87	$271	$471	$1,048
Legg Mason Partners Corporate Bond Fund—Class I	$77	$240	$417	$930
Legg Mason Partners Corporate Bond Fund Pro Forma Combined Fund—Class I	$75	$234	$407	$908

*	Institutional Class shares of Legg Mason Investment Grade Income Portfolio will be exchanged for Class I shares of the combined Fund.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Limited Duration Bond Portfolio		Legg Mason Partners Short- Term Bond Fund	Legg Mason Partners Short-Term Bond Pro Forma Combined Fund
	Primary Class*		Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.50%		0.75%	0.50	%(a)
Other Expenses	0.27%		0.44%	0.17	%(b)
Total Annual Fund Operating Expenses	1.22	%(c)	1.64%	1.12	%(d)

*	Holders of Primary Class shares of Legg Mason Limited Duration Bond Portfolio will receive Class C shares of Legg Mason Partners Short-Term Bond Fund.

(a)

The 12b-1 fee for Class C shares of the Acquiring Fund will be reduced from 0.75% to 0.50% effective upon the closing of the Reorganization. The fee cannot be increased again except with shareholder approval. This fee reduction is not part of the transaction for which shareholder approval is sought.

(b)	Reflects elimination of duplicative fees and economies of scale achieved as a result of the proposed Reorganization.

(c)

The Acquired Fund’s manager has contractually agreed to forgo fees or reimburse expenses so that operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) for Primary Class shares do not exceed an annual rate of 1.00% of average daily net assets attributable to the share class. Waivers will remain in effect until April 30, 2009. Pursuant to an agreement approved by the Board, the Fund has agreed to repay the manager for forgone fees and reimbursed expenses provided that payment does not cause operating expenses for Primary Class shares to exceed 1.00% of average net assets and payment is made within three years after the year in which the manager earned the fee or incurred the expense. The Acquired Fund’s manager has agreed to forgive this right of recapture effective as of the Closing Date. Effective May 1, 2009, the Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) for Primary Class shares do not exceed 1.10%. This waiver is voluntary and is expected to continue until the Closing Date of the Reorganization, but may be terminated at any time.

(d)

Management has agreed to contractually forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.10% for Class C shares from the Closing Date of the Reorganization until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously forgone or reimbursed by the manager to the Fund during the previous 12 months if the Fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously forgone or reimbursed by the manager.

The following examples help you compare the costs of investing in Primary Class shares of the Acquired Fund or Class C shares of the Acquiring Fund and Class C shares of the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses (before fee waivers and expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:
	1 Year	3 Years	5 Years	10 Years
Legg Mason Limited Duration Bond Portfolio—Primary Class*	$124	$387	$670	$1,477
Legg Mason Partners Short-Term Bond Fund—Class C	$167	$525	$913	$1,999
Legg Mason Partners Short-Term Bond Fund Pro Forma Combined Fund—Class C	$112	$354	$615	$1,361

*	Primary Class shares of Legg Mason Limited Duration Bond Portfolio will be exchanged for Class C shares of the combined Fund.

	Pre-Reorganization
	Legg Mason Limited Duration Bond Portfolio		Legg Mason Partners Short-Term Bond Fund	Legg Mason Partners Short-Term Bond Pro Forma Combined Fund
	Institutional Class*		Class I	Class I*
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.32%		0.05%	0.07%
Total Annual Fund Operating Expenses	0.77	%(a)	0.50%	0.52%

*	Holders of Institutional Class shares of Legg Mason Limited Duration Bond Portfolio will receive Class I shares of Legg Mason Partners Short-Term Bond Fund. After the Closing Date of the Reorganization, the combined Fund’s Class I shares will be closed to new investors. However, Class I shareholders will be permitted to make additional investments in Class I shares.

(a)

The Acquired Fund’s manager has contractually agreed to forgo fees or reimburse expenses so that operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) for Institutional Class shares do not exceed an annual rate of 0.50% of average daily net assets attributable to the share class. The waiver will remain in effect until April 30, 2009. Pursuant to an agreement approved by the Board, the Fund has agreed to repay the manager for fees forgone and expenses reimbursed provided that payment does not cause operating expenses for Institutional Class shares to exceed 0.50% of average net assets and payment is made within three years after the year in which the manager earned the fee or incurred the expense. The Acquired Fund’s manager has agreed to forgive this right of recapture effective as of the Closing Date. Effective May 1, 2009, the Acquired Fund’s manager voluntarily waives fees or reimburses expenses so that total annual operating expenses (exclusive of interest, tax, brokerage commissions and extraordinary expenses) for Institutional Class shares do not exceed 0.51%. This waiver is voluntary and is expected to continue until the Closing Date of the Reorganization, but may be terminated at any time.

The following examples help you compare the costs of investing in Institutional Class shares of the Acquired Fund, Class I shares of the Acquiring Fund and Class I shares of the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Limited Duration Bond Portfolio—Institutional Class*	$79	$246	$428	$955
Legg Mason Partners Short-Term Bond Fund—Class I	$51	$160	$279	$629
Legg Mason Partners Short-Term Bond Fund Pro Forma Combined Fund—Class I	$53	$167	$291	$652

*	Institutional Class shares of Legg Mason Limited Duration Bond Portfolio will be exchanged for Class I shares of the combined Fund.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganizations.

Purchases of Class P shares of Legg Mason Partners Corporate Bond Fund may be made after the Reorganization only by shareholders who held Primary Class shares of Legg Mason Investment Grade Income Portfolio on the Closing Date of the Reorganization. Class P shares of Legg Mason Partners Corporate Bond Fund are purchased at net asset value with no initial sales charge and no contingent deferred sales charge.

Purchases of Class C shares by shareholders of Legg Mason Partners Short-Term Bond Fund after the Reorganization will be made at net asset value with no initial sales charge and no contingent deferred sales charge.

Class I shares of Legg Mason Partners Corporate Bond Fund are purchased at net asset value with no initial sales charge and no contingent deferred sales charge. Class I shares of Legg Mason Partners Short-Term Bond Fund will be closed to new investors after the Reorganization.

After the Reorganization, shareholders of Legg Mason Partners Corporate Bond Fund also may purchase Class A, Class B and Class C shares of that Fund.

Class A shares of Legg Mason Partners Corporate Bond Fund are purchased at the offering price, which is the net asset value plus a maximum sales charge (load) of 4.25%. This sales load decreases as the size of the investment increases to certain levels called breakpoints. A shareholder may purchase Class A shares in an amount of $1,000,000 or more at net asset value without an initial sales charge, but if those shares are redeemed within 12 months of purchase, the shareholder will pay a contingent deferred sales charge of 1.00%. Class B shares of Legg Mason Partners Corporate Bond Fund are purchased without paying an initial sales load but if Class B shares are redeemed, the shareholder will pay a contingent deferred sales charge of up to 4.50%. This contingent deferred sales charge decreases by 0.50% for the first year after purchase and thereafter by 1.00% per year. Class C shares of Legg Mason Partners Corporate Bond Fund are purchased without paying an initial sales load but if Class C shares are redeemed within one year of purchase, the shareholder will pay a contingent deferred sales charge of 1.00%.

After the Reorganization, shareholders of Legg Mason Partners Short-Term Bond Fund also may purchase Class A or Class C shares of that Fund.

Class A shares of Legg Mason Partners Short-Term Bond Fund are purchased at the offering price, which is the net asset value plus a maximum sales load of 2.25%. This sales load decreases as the size of the investment increases to certain breakpoints. A shareholder may purchase Class A shares in an amount of $500,000 or more at net asset value without an initial sales charge, but if those shares are redeemed within 12 months of purchase, the shareholder will pay a contingent deferred sales charge of 0.50%. Class C shares of Legg Mason Partners Short-Term Bond Fund are purchased without paying an initial sales load but if Class C shares are redeemed within one year of purchase, the shareholder will pay a contingent deferred sales charge of 1.00%.

The exchange privileges that shareholders of the Acquired Funds currently have with the other Legg Mason funds will be replaced with new exchange privileges with funds sold by the distributor of the Acquiring Funds (a larger number of funds), except that Class P shares of Legg Mason Partners Short-Term Bond Fund will not have exchange privileges.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of each Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information,” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, risks and performance” (for the Acquiring Funds) or “Investment Objectives and Policies” (for the Acquired Funds) and “More on the fund’s investments” (for the Acquiring Funds) or “Principal Risks” (for the Acquired Funds). The prospectuses (as supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Investment Grade Income Portfolio	May 1, 2009
Legg Mason Limited Duration Bond Portfolio	May 1, 2009

Acquiring Fund	Prospectus Dated
Legg Mason Partners Corporate Bond Fund	May 1, 2009
Legg Mason Partners Short-Term Bond Fund	May 1, 2009

The investment objective and principal investment strategies and principal risks of each Acquiring Fund will apply to the combined Fund following the Reorganization with the corresponding Acquired Fund.

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

Investment Objectives

The Acquiring Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. The Acquired Fund seeks a high level of current income through investment in a diversified portfolio of debt securities.

Primary Investment Policies and Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities. Debt and fixed-income securities may include, among others, debt securities rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality and securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its assets in “investment grade” fixed-income securities and related investments and at least 80% of the value of its assets in corporate debt securities and related investments. The Acquiring Fund invests principally in corporate debt securities and related investments. The Acquiring Fund also may invest in U.S. Government securities and U.S. dollar denominated fixed-income securities of foreign issuers.

There are several differences between the Funds:

•

The Acquiring Fund may invest in a variety of derivative transactions for hedging purposes, as a substitute for buying and selling securities, as a cash flow management technique or to enhance returns. The Acquiring Fund may use derivatives and synthetic instruments to a substantial extent and even as its primary means of gaining investment exposures The Acquiring Fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. The Acquired Fund may invest in a variety of transactions using derivatives, such as futures, options, warrants and swaps to enhance income or yield or to hedge its investments. The Acquired Fund will purchase a particular derivative instrument only if the Fund is authorized to invest in the type of asset on which the instrument is based. The Acquired Fund may enter into swaps to preserve a return or spread on a particular investment, to protect against an increase in the price of securities the Fund anticipates purchasing in the future, or to enhance returns. The Acquired Fund does not intend to engage in swaps with a value equaling over 10% of its total assets. No more than 5% of the Acquired Fund’s assets can be exposed through swaps with any one counterparty, and each counterparty will have a minimum S&P rating of AA. The Acquired Fund may not invest more than 5% of its assets in warrants or more than 2% in warrants not listed on the New York Stock Exchange or American Stock Exchange.

•	The Acquiring Fund includes sales of credit default protection among its principal strategies. The Acquired Fund does not.

•	The Acquiring Fund includes investments in structured instruments among its investment strategies. The Acquired Fund does not include as a separate strategy investments in structured instruments.

•

Both Funds may invest in securities of any maturity, but the Acquired Fund currently expects to maintain a dollar-weighted average maturity of between five and twenty years. The Acquiring Fund does not include among its principal policies or strategies an average maturity target or range.

•

The Acquired Fund may invest a portion of its assets in securities convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests. The Acquiring Fund does not include this as a separate principal investment strategy.

•

The Acquiring Fund has the following non-fundamental investment policies that are not described as policies of the Acquired Fund: no investments in oil, gas or other mineral exploration or development programs; and no investments for the purpose of exercising control or management of the issuer.

•	The Acquired Fund is subject to a 5% limit on investments in restricted securities. The Acquiring Fund is not.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and share portfolio managers, the Funds share many of the same risks, but each Fund characterizes its principal risks differently. You could lose money on your investment in either Fund or either Fund may not perform as well as other investments.

The following summarizes the risks of investing in either of the Funds:

•

Interest rate risk. When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The Fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

•

Market risk. The market price of fixed-income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

•

Prepayment or call risk. Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•

Portfolio managers’ judgment. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. Using derivatives can also increase the volatility of the Fund. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the Fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

•

Foreign securities risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•

Leveraging risk. The Fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Neither the Acquired Fund nor the Acquiring Fund currently has any outstanding borrowings or engages in borrowing for purposes of leverage. While the use by a Fund of derivatives and forward settled instruments may have a leveraging effect on the Fund, the Fund segregates assets or enters into offsetting positions to cover these obligations in accordance with applicable regulations.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

The Acquiring Fund characterizes the following as additional principal risks:

•

Extension risk. When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below market interest rates. This may cause the Fund’s share price to be more volatile.

•

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Acquiring Fund may buy or sell credit default swaps. The Acquired Fund may buy, but not sell, credit default swaps. As of March 31, 2009, neither the Acquiring Fund nor the Acquired Fund held any credit default swaps.

•

Subordinated securities risk. The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The Acquired Fund characterizes the following as additional principal risks:

•

Mortgage/asset-backed securities risk. Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund’s return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of a fund that holds them.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

•

Hedging risk. The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against such risks as credit risk, market risk and currency exchange rate risk will depend on a number of factors, including the adviser’s evaluation of prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

•

High portfolio turnover risk. The investment strategies employed by the Fund often involve high turnover rates. Therefore, under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of capital gains or capital losses. High portfolio turnover rates, generally defined as annual rates above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of capital gains that are taxable to shareholders when distributed to them.

•

Foreign currency risk. Investment in securities denominated in foreign currencies may involve currency conversion costs, and certain investment strategies may subject the Fund to currency risk and it may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of material differences between the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Legg Mason Investment Grade Income Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Corporate Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. Currently, the Fund is not permitted to engage in the business of underwriting the securities of others.

Subject	Legg Mason Investment Grade Income Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Corporate Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Lending:	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Investment Grade Income Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Corporate Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

There are no material differences between each Fund’s fundamental investment restrictions. Note that the Acquired Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, while the Acquiring Fund may purchase or sell commodities or contracts related to commodities, though it is limited in the amount of illiquid assets it may purchase. Certain commodities may be considered illiquid.

For purposes of the foregoing restrictions, the references to the 1940 Act and the related rules will be interpreted to mean the 1940 Act and related rules as they are in effect from time to time, and references to interpretations and modifications of or relating to the 1940 Act by the SEC and others will be interpreted to mean as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Side-by-side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies, manager and portfolio managers of the Acquired Fund and the Acquiring Fund.

	Legg Mason Investment Grade Income Portfolio (Acquired Fund)	Legg Mason Partners Corporate Bond Fund (Acquiring Fund)
Investment Objective(s)	High level of current income through investment in a diversified portfolio of debt securities.	The fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Principal Investment Policies and Strategies

The fund invests primarily in fixed-income securities rated investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstance, at least 80% of its net assets plus any borrowings for investment purposes in the following types of investment grade fixed-income securities:

–       debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or unrated securities judged by the Adviser to be of comparable quality;

–       securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

–       commercial paper and other money market instruments that are rated A-1 or A-2 by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) at the date of investment or, if unrated by Moody’s or S&P, judged by the Adviser to be of comparable quality; bank certificates of deposit; and bankers’ acceptances; and

–       preferred stocks (including step down preferred securities) rated no lower than Baa by Moody’s or, if unrated by Moody’s, judged by the Adviser to be of comparable quality.

Under normal circumstances, the fund invests at least 80% of the value of its assets in “investment grade” fixed-income securities and related investments and at least 80% of the value of its assets in corporate debt securities and related investments. The fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may carry variable or floating rates of interest.

Legg Mason Investment Grade Income Portfolio (Acquired Fund)	Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

The remainder of the fund’s assets, not in excess of 20% of its net assets, may be invested in:

–       debt securities of issuers that are rated at the time of purchase below Moody’s and S&P’s four highest grades, commonly known as “junk bonds,” but rated B or better by Moody’s or S&P, or if unrated by Moody’s or S&P, judged by the Adviser to be of comparable quality; and

–       securities that may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

The fund may invest in U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations, and fixed-income securities of non-governmental domestic or foreign issuers consistent with the credit quality guidelines described above. Securities purchased by the fund may be privately placed.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. The fund may engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed-income securities and in related investments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be used by the fund for any of the following purposes:

• As a hedging technique in an attempt to manage risk in the fund’s portfolio • As a substitute for buying or selling securities • As a cash flow management technique • As a means of enhancing returns

Legg Mason Investment Grade Income Portfolio (Acquired Fund)	Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

	Legg Mason Investment Grade Income Portfolio (Acquired Fund)	Legg Mason Partners Corporate Bond Fund (Acquiring Fund)
The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Selection Process

The portfolio managers emphasize individual bond selection while diversifying the fund’s investments across a range of issues, industries and maturity dates. When selecting securities for investment, the portfolio managers:

•      Use fundamental credit analysis to estimate the relative value and attractiveness of various companies and debt security issues

•      Identify undervalued corporate debt securities issues and attempt to avoid issues that may be subject to credit downgrades

•      Determine sector and maturity weightings based on intermediate and long-term assessments of the economic environment and interest rate outlook

The portfolio managers monitor the fund’s portfolio and make ongoing adjustments based on the relative values or maturities of individual corporate debt securities or changes in the creditworthiness or overall investment merits of an issue.

Investment Manager/ Subadviser	Legg Mason Fund Adviser, Inc. (“LMFA”)/Western Asset	LMPFA/Western Asset

Portfolio Managers	S. Kenneth Leech, Stephen A. Walsh and Jeffrey D. Van Schaick	S. Kenneth Leech, Stephen A. Walsh, Jeffrey D. Van Schaick, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

Investment Objectives

The Acquiring Fund seeks current income, preservation of capital and liquidity. The Acquired Fund’s investment objective is to maximize total return, consistent with prudent investment management by investing to obtain the specified average duration.

Primary Investment Policies and Strategies

Under normal market conditions, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in debt and fixed-income securities rated at the time of purchase by a NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.

There are several differences between the Funds:

•

Instead of investing directly in particular securities, the Acquiring Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Acquiring Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures. The Acquiring Fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. The Acquired Fund may invest in derivatives such as futures, options and swaps both for hedging and non-hedging purposes, including for purposes of enhancing returns; buy or sell securities on a forward commitment basis; and engage in reverse repurchase agreements. The Acquired Fund will purchase a particular derivative instrument only if the Fund is authorized to invest in the type of asset on which the instrument is based. The Acquired Fund may enter into swaps, caps, floors, and collars to preserve a return or a spread on a particular investment, to protect against any increase in the price of securities the Fund anticipates purchasing in the future, or to enhance returns. No more than 5% of the Acquired Fund’s assets can be exposed at any time through swaps with any one counterparty, and each counterparty will have a minimum S&P rating of AA. The Acquired Fund may not invest more than 5% of its assets in warrants or more than 2% in warrants not listed on the New York or American Stock Exchanges.

•	The Acquiring Fund includes investments in structured instruments among its investment strategies. The Acquired Fund does not include as a separate strategy investments in structured instruments.

•

Both Funds may invest in foreign issuers. The Acquired Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Acquiring Fund is not subject to a percentage limitation with respect to investments in foreign issuers.

•

The Acquired Fund may invest in the securities of foreign issuers that are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. The Acquiring Fund may invest only in U.S. dollar denominated securities of foreign issuers.

•	The Acquired Fund may invest in foreign currency warrants. The Acquiring Fund does not include as a separate strategy investments in foreign currency warrants.

•	The Acquired Fund may invest up to 20% of its assets in non-debt securities. The Acquiring Fund may invest in equity securities, but no explicit percentage limitation is provided.

•

The Acquired Fund’s average modified duration will range within 25% of the duration of the Merrill Lynch 1-3 Year Treasury Index. The Acquiring Fund normally maintains a dollar-weighted average portfolio maturity of not more than three years.

•	The Acquired Fund is subject to a 5% limitation on investments in restricted securities. The Acquiring Fund is not.

•	The Acquired Fund may invest in municipal securities. The Acquiring Fund may not.

•	The Acquiring Fund may invest in forward commitments. The Acquired Fund may not.

Risk Factors

Because the Funds have similar investment objectives, principal investment policies and share portfolio managers, many of the principal risks of investing in the Funds are substantially similar. The Funds share many of the same risks, but each Fund characterizes its principal risks differently. You could lose money on your investment in either Fund or either Fund may not perform as well as other investments.

The following summarizes the risks of investing in either of the Funds:

•

Interest rate risk. When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The Fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

•

Market risk. The market price of fixed-income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

•

Prepayment or call risk. Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•

Portfolio managers’ judgment. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. Using derivatives can also increase the Fund’s volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the Fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

•

Foreign securities risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•

Leveraging risk. The Fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Neither the Acquired Fund nor the Acquiring Fund currently has any outstanding borrowings or borrows for purposes of leverage. While the use by a Fund of derivatives and forward settled instruments may have a leveraging effect on the Fund, the Fund segregates assets or enters into offsetting positions to cover these obligations in accordance with applicable regulations.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

The Acquiring Fund characterizes the following as additional principal risks:

•

Extension risk. When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below market interest rates. This may cause the Fund’s share price to be more volatile.

•

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Acquiring Fund may buy or sell credit default swaps. The Acquired Fund may buy, but not sell, credit default swaps. As of March 31, 2009, the Acquiring Fund held a single credit default swap as seller and the Acquired Fund held no credit default swaps.

•

Subordinated securities risk. The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The Acquired Fund characterizes the following as additional principal risks:

•

Mortgage/asset-backed securities risk. Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund’s return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of a fund that holds them.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

The Acquiring Fund also may invest in mortgage- and asset-backed securities, but its prospectus does not characterize risks associated with these investments as principal risks.

•

Foreign currency risk. Investment in securities denominated in foreign currencies may involve currency conversion costs, and certain investment strategies may subject the Fund to currency risk and it may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Hedging risk. The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against such risks as credit risk, market risk and currency exchange rate risk will depend on a number of factors, including the adviser’s evaluation of prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

•

High portfolio turnover risk. The investment strategies employed by the Fund often involve high turnover rates. Therefore, under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of capital gains or capital losses. High portfolio turnover rates, generally defined as annual rates above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of capital gains that are taxable to shareholders when distributed to them.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of material differences between the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Legg Mason Limited Duration Bond Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.	The Fund may not borrow money except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Limited Duration Bond Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. Currently, the Fund is not permitted to engage in the business of underwriting the securities of others.

Lending:	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Limited Duration Bond Portfolio (Acquired Fund) Restrictions	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund) Restrictions and Brief Discussion
Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as otherwise permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

There are no material differences between each Fund’s fundamental investment restrictions. Note that the Acquired Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, while the Acquiring Fund may purchase or sell commodities or contracts related to commodities, though it is limited in the amount of illiquid assets it may purchase. Certain commodities may be considered illiquid.

For purposes of the foregoing restrictions, references to the 1940 Act and the related rules will be interpreted to mean the 1940 Act and related rules as they are in effect from time to time, and references to interpretations and modifications of or relating to the 1940 Act by the SEC and others will be interpreted to mean as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Side-by-side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment strategies, manager and portfolio managers of the Acquired Fund and the Acquiring Fund:

	Legg Mason Limited Duration Bond Portfolio (Acquired Fund)	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)
Investment Objective(s)	Maximize total return, consistent with prudent investment management by investing to obtain the specified average duration.	The fund seeks current income, preservation of capital and liquidity.

Principal Investment Policies and Strategies

The fund invests in a portfolio of U.S. dollar-denominated debt and fixed-income securities. Under normal market conditions, the fund will invest at least 80% of its net assets plus any borrowing for investment purposes in debt and fixed-income securities. The fund currently anticipates that all securities it purchases will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one nationally recognized statistical rating organization (“NRSRO”) or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality.

The fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate obligations, including bonds and other debt securities, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities; inflation-indexed securities; mortgage- and other asset-backed securities; U.S. dollar-denominated obligations of non-U.S. issuers, including obligations of foreign governments, international agencies or supranational organizations; U.S. dollar-denominated fixed-income securities of non-governmental domestic or foreign issuers; municipal obligations; variable and floating rate debt securities; commercial paper and other short-term investments; certificates of deposit, time deposits and bankers’ acceptances; loan participations and assignments; structured notes; and repurchase agreements. The fund may invest up to 25% of its total assets in the securities of foreign issuers.

The fund may also invest up to 20% of its net assets in non-debt securities, including common stock and warrants received as the result of an exchange or tender of fixed-income securities.

Under normal market conditions, the fund invests at least 80% of its assets in “investment grade” fixed-income securities and in related investments. Securities in which the fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. The fund may also invest in U.S. dollar denominated fixed-income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of not more than three years.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed-income securities and in related instruments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund)	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

The fund may invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns; buy or sell securities on a forward commitment basis; and engage in reverse repurchase agreements.

The fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

“Duration” refers to the range within which the average modified duration of the fund is expected to fluctuate. Modified duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities. The average modified duration of the fund will range within 25% of the duration of the Merrill Lynch 1-3 Year Treasury Index. Over the past three years, the duration of this index has ranged between 1.49 and 1.79 years. There is, of course, no assurance that it will remain within those limits in the future. The Adviser may vary the duration of the fund in response to its expectation regarding interest rates. If the Adviser expects interest rates to rise, which would negatively impact the value of the fund’s fixed-income investments, the Adviser may decrease the duration of the fund. Conversely, if the Adviser expects interest rates to fall, the Adviser may increase the duration of the fund.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar-denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be used by the fund for any of the following purposes:

•      As a hedging technique in an attempt to manage risk in the fund’s portfolio

•      As a substitute for buying or selling securities

•      As a cash flow management technique

•      As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund

Legg Mason Limited Duration Bond Portfolio (Acquired Fund)	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

	Legg Mason Limited Duration Bond Portfolio (Acquired Fund)	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)
Selection Process

The portfolio managers focus on minimizing fluctuations in the fund’s net asset value by identifying short-term fixed-income securities the portfolio managers believe are undervalued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the portfolio managers:

•      Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage

•      Determine sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook

•      Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

•      Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information

Investment Manager/Subadviser	LMFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Kenneth Leech, Stephen A. Walsh and James J. Flick	S. Kenneth Leech, Stephen A. Walsh, James J. Flick, Andrea A. Mack and Michael C. Buchanan

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes the classes of shares that each Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell Fund shares. It also describes how each Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

Legg Mason Partners Corporate Bond Fund

Choosing a Class of Shares to Buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and Institutional Investors-Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment Minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment[1]
	Class A	Class B	Class C	Class FI	Class R	Class I	Class P2
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a	$1,000/$50
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a	$1,000/$50
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a	$250/$50
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a	n/a	None/None
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a	$50/$50
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	n/a	None/None	n/a
Retirement Plans with omnibus accounts held on the books of the Fund	None/None[3]	n/a4	None/None	None/None	None/None	None/None	n/a
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	$1 million/none	$1,000/$50

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors-Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]

Class P shares are not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of Primary Class shares of the Acquired Fund who received Class P shares as of the date of the Reorganization.

[3]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[4]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally, lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor

Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally, higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of funds sold by the distributor

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally, higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the Fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally, lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class P

•   Not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of Primary Class shares of the Acquired Fund who received Class P shares as of the date of the Reorganization.

•   No initial or contingent deferred sales charge

		None	None	0.50% of average daily net assets	Class P shares are not exchangeable

[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A Shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or More

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a Reduced Class A Sales Charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege—allows you to combine the current value of shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for Certain Class A Investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Class B Shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year After Purchase	1st	2nd	3rd	4th	5th	6th Through 8th
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/ service fees of up to 0.75% of the daily average net assets of Class B shares. Service Agents (other than as described below) receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Certain Service Agents may pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and will retain the contingent deferred sales charges paid upon certain redemptions. Such Service Agents will receive any service/distribution fees paid on all shares held by their clients.

Class B Conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares Issued: at Initial Purchase	Shares Issued: on Reinvestment of Dividends and Distributions	Shares Issued: Upon Exchange From Another Fund Sold by the Distributor
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I Shares

Class FI, R and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of: up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them; and up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class P Shares

Class P shares are not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of Primary Class shares of the Acquired Fund who received Class P shares as of the date of the Reorganization. Following the Reorganization, Class P shares will be available for purchase at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of up to 0.50% of the average daily net assets represented by the Class P shares serviced by them.

More About Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans with Omnibus Accounts

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among four classes of shares: Class C, Class FI, Class R and Class I shares.

Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sale charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B, and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the Fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay such Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

Class FI shares

Class FI shares are offered to investors who invest in the Fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Class A and Class B—Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

•      Name of fund being bought

•      Class of shares being bought

•      Dollar amount or number of shares being bought

•      Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

•      Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy- Investment minimums”)

•      Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•      If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Exchanging Shares

Generally	You may exchange shares of the Fund other than Class P shares for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•      If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•      If you bought shares directly from the Fund, contact the transfer agent to learn which funds are available to you for exchanges

•      You may exchange shares of the Fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the Fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

•      Not all funds offer all classes

•      Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about the funds offered in your state

•      Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

•      Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•      In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•      Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•      For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•      Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•      If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•      The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the address specified in “Redeeming Shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•      Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•      Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy— Investment minimums”)

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Redeeming Shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the Fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail

Contact your Service Agent or, if you hold your shares directly with the Fund, write to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•      The fund name, the class of shares to be redeemed, and your account number

•      The dollar amount or number of shares to be redeemed

•      Signatures of each owner exactly as the account is registered

•      Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Please have the following information ready when you call:

•      Name of fund being redeemed

•      Class of shares being redeemed

•      Account number

If you hold shares directly with the Fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

•      Your shares may not be represented by certificates

•      Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•      If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

•      You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

Other Things to Know About Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Exchanging Shares” and “Redeeming Shares”)

The Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for executing any such transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

The Fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the Fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the Fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor-sold funds if that shareholder has engaged in a total of four or more “Round Trips” across all distributor-sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the Fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of such purchase. Purchases and sales of the Fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The Fund also has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share Certificates

The Fund does not issue share certificates. If you currently hold share certificates of the Fund, such certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The Fund generally makes capital gain distributions, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal Tax Status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the Fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the Fund’s securities and other assets for the purposes of determining the Fund’s net asset value. The valuation of the Fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the Fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the Fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income-securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 2:00 p.m., Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund may invest in securities rated below investment grade—some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable—the Fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the Fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

The Fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Short-Term Bond Fund

Choosing a Class of Shares to Buy

Individual investors can generally choose between two classes of shares: Class A and C shares. Class B shares are only available through exchange purchases.1 Effective October 17, 2007, the fund’s Class I shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions.2 Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and Institutional Investors-Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

[1]

If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and Class B would then be closed to all purchases and exchanges.

[2]

If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

Investment Minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments[1]
	Class A	Class B (Exchange Purchase Only)	Class C	Class R	Class I2
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the Fund	None/None	n/a	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors-Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]

Effective October 17, 2007, the Fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. Please contact your Service Agent regarding the availability of Class R shares.

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor

Class B

•   Available only in exchange from another fund[2]

•   No initial sales charge

•   Contingent deferred sales charge declines over time

•   Converts to Class A after approximately 8 years

•   Generally higher annual expenses than Class A

		None	Up to 5.00% charged when you redeem shares, based on the schedule of the fund that you originally purchased. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of funds sold by the distributor

Class C	• No initial or contingent deferred sales charge • Does not convert to Class A • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets[3]	Class C shares of funds sold by the distributor

Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the Fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

Class I	• No initial or contingent deferred sales charge • Closed to purchases by new investors and incoming exchanges.[4] • Generally lower expenses than Class A, Class B, Class C and Class R	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

[2]

If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and Class B would then be closed to all purchases and exchanges.

[3]

If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the Class C distribution/service fee would be reduced to 0.50% of the average daily net assets attributable to Class C shares. Holders of Primary Class shares of the Acquired Fund will receive Class C shares of the Acquiring Fund in the Reorganization.

[4]

If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

Sales Charges

Class A Shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or More

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a Reduced Class A Sales Charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for Certain Class A Investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Class B Shares

Class B shares, which are available only through exchanges of Class B shares of other funds sold by the distributor, are purchased at net asset value without paying an initial sales charge. If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and Class B would then be closed to all purchases and exchanges. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year After Purchase	1st	2nd	3rd	4th	5th	6th Through 8th
Contingent deferred sales charge	Up to 5%	4%	3%	2%	1%	0%

For Class B shares, Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B Conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares Issued: at Initial Purchase	Shares Issued: on Reinvestment of Dividends and Distributions	Shares Issued: Upon Exchange From Another Fund Sold by the Distributor
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C Shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual fee of up to 0.75% of the purchase price of the Class C shares serviced by them. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, LMIS will generally pay Service Agents selling Class C shares an annual fee of up to 0.50% of the purchase price of the Class C shares they sell.

Class R Shares

Class R shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive a distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I Shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Effective October 17, 2007, the fund’s Class I shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions. Class I shares are not subject to any distribution or service fee.

More About Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans with Omnibus Accounts

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose between two classes of shares: Class C and Class R shares.

Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B, and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors owning Class I shares on October 17, 2007 may continue to add to their Class I positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions after the Reorganization. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the Fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the annual fee payable to these Service Agents would be reduced to an annual fee of up to 0.50% of the average daily net assets represented by the Class C shares serviced by them.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Effective October 17, 2007, the Fund’s Class I shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. Please contact your Service Agent for more information. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon completion of the Reorganization and would also be permitted to add to their Class I positions.

Class A and Class B—Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may pay Service Agents commissions of up to 0.50% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

•      Name of fund being bought

•      Class of shares being bought

•      Dollar amount or number of shares being bought

•      Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•      Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy—Investment minimums”)

•      Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•      If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Exchanging Shares

Generally	You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares on any day the funds are open at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•      If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•      If you bought shares directly from the Fund, contact Funds Investor Services or Institutional Shareholder Services to learn which funds are available to you for exchanges

•      You may exchange shares of the Fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

•      Not all funds offer all classes

•      Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about funds offered in your state

•      Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

•      Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•      In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•      Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased. However, if you exchange Class C shares of the Fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange

•      For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•      Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•      If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•      The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open
By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the address specified in “Redeeming shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•      Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•      Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy— Investment minimums”)

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Redeeming Shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the Fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent or, if you hold your shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Your written request must provide the following:

•      The fund name, the class of shares to be redeemed, and your account number

•      The dollar amount or number of shares to be redeemed

•      Signatures of each owner exactly as the account is registered

•      Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Please have the following information ready when you call:

•      Name of fund being redeemed

•      Class of shares being redeemed

•      Account number

If you hold shares directly with the Fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

•      Your shares may not be represented by certificates

•      Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•      If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

•      You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Exchanging Shares” and “Redeeming Shares”)

The Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for executing any such transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

The Fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

Because of the potential harm to Funds sold by the distributor and their long-term shareholders, the Board of the Fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor-sold funds if that shareholder has engaged in a total of four or more “Round Trips” across all distributor-sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of such purchase. Purchases and sales of the Fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The Fund also has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share Certificates

Share certificates for the Fund will no longer be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The Fund generally makes capital gain distributions, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal Tax Status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The

Fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the Fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the Fund’s securities and other assets for the purposes of determining the Fund’s net asset value. The valuation of the Fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the Fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the Fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or security, taking into consideration as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed-income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 2:00 p.m., Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund may invest in securities rated below investment grade—some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable—the Fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the Fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

The Fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the forms of Reorganization Agreement attached as Appendix A1 and Appendix A2 to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of Class C, Class P and Class I shares, as applicable, of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the subsequent redemption of the Acquired Fund shares and termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, each Reorganization is scheduled to occur as of the close of business on June 19, 2009, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization of an Acquired Fund is approved, shareholders of Primary Class shares of that Acquired Fund will receive Class C shares of Legg Mason Short-Term Bond Fund or Class P shares of Legg Mason Partners Corporate Bond Fund, as applicable, and shareholders of Institutional Class shares of that Acquired Fund will receive Class I shares of the corresponding Acquiring Fund. The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Funds’ Board.

To facilitate the Reorganizations, the Acquired Funds’ Board approved a change to the procedures for valuing the Acquired Funds’ fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Funds’ Board, and the change is intended to ensure that shareholders of the Acquired Funds receive full value for their Fund shares upon completion of the Reorganizations. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganizations.

The net asset value per share of each Acquiring Fund will be determined using the valuation procedures established by the Acquiring Funds’ Board.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization, and will terminate. The distribution of each Acquiring Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

All issued and outstanding shares of each Acquired Fund will thereafter be canceled on the books of that Acquired Fund, and any share certificates representing shares of the Acquired Fund will be null and void. The Acquiring Funds will not issue certificates representing Class C, Class P and Class I shares, as applicable, issued in connection with the Reorganizations.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law, its charter and any other applicable law to effect its termination.

The Board of the Acquired Funds and the Board of the Acquiring Funds have determined with respect to each of its respective Funds that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund. In making these determinations, each Board took into account that LMPFA will pay all of the costs of the Reorganization allocated to each Acquired Fund and 50% of the costs of the Reorganization allocated to each Acquiring Fund, and that each Acquiring Fund will pay the remaining 50% of the costs of the Reorganization allocated to it, except that any transaction costs associated with repositioning a Fund’s portfolio in connection with the Reorganization will be borne by the Fund.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Acquired Fund or the Board of the Acquiring Fund,

make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the opinion of Bingham McCutchen LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. Each Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Acquired Fund shareholders to the detriment of such shareholders without their further approval.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the relevant Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Primary Class shareholders of Legg Mason Investment Grade Income Portfolio will receive Class P shares of Legg Mason Corporate Bond Fund. Primary Class shareholders of Legg Mason Limited Duration Bond Portfolio will receive Class C shares of Legg Mason Partners Short-Term Bond Fund. Institutional Class shareholders of each Acquired Fund will receive Class I shares of the corresponding Acquiring Fund. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The proposed Reorganizations were presented to the Acquired Funds’ Board for consideration at a Board meeting held in February 2009, and were approved at that meeting. Following extensive discussions of the advantages and disadvantages to each Acquired Fund, based on its evaluation of all material factors, including those described below, the Acquired Funds’ Board, including all of the Independent Board Members, determined that: (1) the proposed Reorganization would be in the best interests of each Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of either Acquired Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Acquired Funds’ Board considered a number of factors in recommending the Reorganization of such Acquired Fund, including the following:

•	the benefits to the Funds and Legg Mason that are expected to be derived from the integration of the Funds, as described below;

•

the objective of management to eliminate comparable or duplicative product offerings among the Legg Mason and Legg Mason Partners funds as part of an overall integration initiative to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of each Acquired Fund with those of the corresponding Acquiring Fund;

•	that the portfolio managers of the Acquired Fund and the corresponding Acquiring Fund are the same;

•	the relative sizes of the Acquired Fund and the corresponding Acquiring Fund;

•

the expense ratios of each Acquired Fund and the corresponding Acquiring Fund and information as to specific fees and expenses of Class C, Class P and Class I shares, as applicable, of the Acquiring Fund and Primary Class and Institutional Class shares of the Acquired Fund;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Fund;

•

the federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a “reorganization” under Section 368(a) of the Code;

•	the impending expiration of the manager’s voluntary and contractual agreements to cap total annual operating expenses of each Acquired Fund;

•	that LMPFA will pay all of the costs of the Reorganization allocated to the Acquired Fund; and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

The Board considered the benefits to Legg Mason. If the Reorganization of an Acquired Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by the parties to the applicable Reorganization (other than LMPFA) of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The transfer to the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and the termination of the Acquired Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, or upon the distribution by the Acquired Fund to the Acquired Fund’s shareholders of shares of the Acquiring Fund in liquidation of Acquired Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(iii) Shareholders of the Acquired Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held the shares of the Acquired Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and

(viii) The holding periods of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

While none of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

Immediately prior to its Reorganization, each Acquired Fund will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Acquired Funds are presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. The Reorganization will cause the tax years of the Acquired Funds to close, which will accelerate the schedule for expiration of their respective net capital loss carryforwards, and could also result in a net capital loss for the tax year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the applicable Acquiring Fund’s abilities to use carryforwards of the corresponding Acquired Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of each Acquired Fund own less than 50% of the corresponding Acquiring Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the applicable Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. Each Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the corresponding Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of the Legg Mason Investment Grade Income Portfolio is substantially in excess of the current capital loss carryforwards of that Fund. However, Legg Mason Investment Grade Income Portfolio has unrealized losses that exceed this approximation of the Section 382 limitation. In addition, no assurance can be given as to the net asset value of either Acquired Fund or the long-term tax exempt rate that will be in effect at the time of the Reorganization. Even if an Acquiring Fund were able to fully utilize the net capital loss carryforwards and unrealized losses of an Acquired Fund, the tax benefit resulting from those losses will be shared by both the applicable Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

As of December 31, 2008, the Funds had the following unused capital loss carryforwards:

Acquired Fund			Acquiring Fund
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
			12/31/2006	$(13,489,887)	12/31/2014
12/31/2007	$(750,316)	12/31/2015	12/31/2007	$(2,662,743)	12/31/2015
12/31/2008	$(4,924,337)	12/31/2016	12/31/2008	$(14,242,088)	12/31/2016

Total	$(5,674,653)		Total	$(30,394,718)

Acquired Fund

The Reorganization would impact the use of the Acquired Fund’s loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up one year; for example, the losses due to expire on December 31, 2015 would expire on December 31, 2014; (2) the loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the Acquired Fund’s capital loss carryforwards that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (approximately $11,605,000 per year based on data as of a recent date); (4) any losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization are subject to these same limitations.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s loss carryforwards by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

As of December 31, 2008, the Funds had the following unused capital loss carryforwards:

Acquired Fund			Acquiring Fund
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2004	$(4,535,866)	12/31/2012
12/31/2005	$(554,986)	12/31/2013	12/31/2005	$(818,123)	12/31/2013
12/31/2006	$(1,406,678)	12/31/2014	12/31/2006	$(6,746,682)	12/31/2014
12/31/2007	$(1,560,852)	12/31/2015	12/31/2007	$(306,147)	12/31/2015

Total	$(8,058,382)		Total	$(7,870,952)

Acquired Fund

The Reorganization would impact the use of the Acquired Fund’s loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up by one year; for example, the losses due to expire on December 31, 2012 would expire on December 31, 2011; (2) the loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the Acquired Fund’s capital loss carryforwards that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (approximately $5,725,000 per year based on data as of a recent date); (4) any losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization are subject to these same limitations.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s loss carryforwards by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Information Applicable to all Funds

Since the Reorganizations are not expected to close until approximately June 19, 2009, the capital loss carryforwards and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of any or all of the Funds expiring unused.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganization of an Acquired Fund is effected, that Acquired Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization of an Acquired Fund is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the corresponding Acquiring Fund. Consistent with each Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will influence the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of an Acquired Fund in connection with the Reorganization of that Fund. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of an Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the corresponding Acquiring Fund’s ability to use any available loss carryforwards. The transaction costs associated with repositioning an Acquired Fund’s portfolio in connection with its Reorganization will be borne by that Acquired Fund. As of the date hereof, neither Acquired Fund is expected to recognize material capital gains or incur material transactions costs as a result of repositioning its portfolio in connection with its Reorganization.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Subadviser

LMPFA is each Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each Acquiring Fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset has served as subadviser to each Acquiring Fund since August 1, 2006.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Management and sub-advisory fees paid to LMPFA and Western Asset prior to the Reorganization are as follows:

Legg Mason Partners Corporate Bond Fund

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadviser	Rate Received by Subadviser
LMPFA	First $500 million 0.650%; Over $500 million 0.600%	Western Asset	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

For the fiscal year ended December 31, 2008, Legg Mason Partners Corporate Bond Fund paid management fees, after waivers and reimbursements, if any, of 0.65% of its average daily net assets for management services.

Legg Mason Partners Short-Term Bond Fund

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadviser	Rate Received by Subadviser
LMPFA	0.45%	Western Asset	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

For the fiscal year ended December 31, 2008, Legg Mason Partners Short-Term Bond Fund paid management fees, after waivers and reimbursements, if any, of 0.45% of its average daily net assets for management services.

Information about the factors considered by the Board of Legg Mason Partners Corporate Bond Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with Western Asset is contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008. Additional information about the factors considered by the Board of Legg Mason Partners Short-Term Bond Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with Western Asset is contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008.

Certain Legal Proceedings

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of the Acquiring Funds and other affiliated funds (collectively the “funds”), Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Acquiring Funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Neither of the Acquired Funds is an Affected Fund, and, therefore, neither implemented the transfer agent arrangements described above. The Acquired Funds have not received and will not receive any portion of the distributions.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

*  *  *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. The SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund.

Western Asset’s compensation system derives total compensation guidance for each employee based on annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Legg Mason Partners Corporate Bond Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Jeffrey D. Van Schaick, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom. Messrs. Leech, Walsh, Van Schaick and Eichstaedt have been portfolio managers of the Fund since February 2006. Messrs. Moody and Lindbloom have been portfolio managers of the Fund since August 2007. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund.

Messrs. Leech, Walsh, Van Schaick, Eichstaedt and Moody are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Lindbloom is a portfolio manager with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to that time, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

Legg Mason Partners Short-Term Bond Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, James J. Flick, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Messrs. Leech, Walsh and Flick have been portfolio managers of the Fund since March 2006. Mr. Buchanan and Ms. Mack have been portfolio managers of the Fund since August 2007. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh and Flick and Ms. Mack are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to that time, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President and Portfolio Manager with Janus Capital Management in 2003.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increases, and the amount of those assets will increase as a result of the Reorganizations. However, the increase in assets of each Acquiring Fund is expected to be offset by the concomitant loss of the corresponding Acquired Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Acquired Funds.

Information about the Funds is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed below:

Fund	Prospectus and Fund SAI Date	Annual Reports
Legg Mason Investment Grade Income Portfolio	May 1, 2009 (filed on April 28, 2009)	December 31, 2008 (filed on March 5, 2009)
Legg Mason Partners Corporate Bond Fund	May 1, 2009 (filed on April 30, 2009)	December 31, 2008 (filed on March 5, 2009)
Legg Mason Limited Duration Bond Portfolio	May 1, 2009 (filed on April 28, 2009)	December 31, 2008 (filed on March 5, 2009)
Legg Mason Partners Short-Term Bond Fund	May 1, 2009 (filed on April 30, 2009)	December 31, 2008 (filed on March 6, 2009)

Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Acquiring Funds at 1-800-822-5544 or 1-888-425-6432 or the Acquired Funds at 1-800-822-5544, by writing to the Acquired Funds at 100 Light Street, Baltimore, Maryland 21202 or the Acquiring Funds at 55 Water Street, New York, New York 10041, or by visiting Legg Mason’s website at www.leggmason.com/individualinvestors.

All of the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix C of this Proxy Statement/Prospectus.

Financial Highlights

The most recent fiscal year end of each of the Acquired Funds and Acquiring Funds is December 31, 2008.

The financial highlights of each Acquiring Fund contained in Appendix B1 and Appendix B2 have been derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as each Acquiring Fund’s sole and exclusive distributor. LMIS is a wholly-owned subsidiary of Legg Mason.

Each Acquiring Fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares, as applicable. Under the plan, each Acquiring Fund pays distribution and/or service fees. With respect to Legg Mason Partners Corporate Bond Fund, the plan provides for payments, based on annualized percentages of average daily net assets, of up 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.70% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares; and up 0.50% for Class P shares. With respect to Legg Mason Partners Short-Term Bond

Fund, the plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.75% for Class C shares; and up to 0.50% for Class R shares. Effective upon the closing of the Reorganization, the plan will be amended to provide for payments, based on annualized percentages of average daily net assets, of up 0.50% for Class C shares of Legg Mason Partners Short-Term Bond Fund. This amendment of the plan to reduce payments for Class C shares is not part of transaction for which shareholder approval is being sought by this Proxy Statement/Prospectus. Class I shares of the Acquiring Funds are not subject to any distribution and/or service fees. Distribution and/or service fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with each Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus.

The recipients of these payments may include the Acquiring Funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

FORM OF ORGANIZATION

Each Acquired Fund is a series of a Maryland corporation. Each Acquiring Fund is a series of a Maryland business trust. Following is a comparison of Maryland corporations and Maryland business trusts:

In General

Each Acquired Fund is organized as a series of a Maryland corporation (the “Corporation”). A Maryland corporation is governed both by Maryland corporate law and its charter and Bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

Each Acquiring Fund is organized as a series of a Maryland business trust (the “Trust”). A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers and duties and rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) for the Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

The Acquired Funds

The Acquired Funds are governed by the MGCL and the charter and Bylaws of the Corporation. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Corporation is qualified in its entirety by reference to the MGCL and the charters and Bylaws of the Corporation.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each Acquired Fund, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, as is the case for the Corporation, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Acquired Fund will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Corporation generally provide that the Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Corporation generally does not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Corporation. Under Maryland law, applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to shareholder derivative actions.

The Trust

The Trust is governed by the Maryland Business Trust Act, the Declaration and its Bylaws. Some of the key provisions of the Maryland Business Trust Act, the Declaration and the Bylaws are summarized below. The following summary of the Maryland Business Trust Act, the Declaration and the Bylaws is qualified in its entirety by reference to the Maryland Business Trust Act, the Declaration and the Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Trust does not hold such meetings. The Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declaration provides that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of the Trust are authorized to amend the Declaration without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Trust are permitted to cause the Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Trust with identification, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation.

Small Accounts

The Declaration gives the trustees the authority to deal with small accounts in a number of ways. For example, the shareholder’s account can be closed by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the Acquiring Fund. The Trust also could assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one of more classes of a series with another class in that series. For example, if an Acquiring Fund has one or more classes with few shares outstanding, the Acquiring Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of an Acquiring Fund represents an interest in that Acquiring Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failures to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought.

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration also requires that actions by shareholders against the Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each Acquired Fund is a series of a Maryland corporation and operates under a charter that covers many of the same provisions discussed above. However, in most cases it is expected that the Declaration for the Trust will provide broader authority to the trustees of the Acquiring Funds than the existing charter for the Corporation provides the directors of the Acquired Funds.

Fund Boards

Following is a comparison of the composition of the Boards of the Acquired Funds and the Acquiring Funds:

Legg Mason Investment Grade Income Portfolio (Acquired Fund)

and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

Acquired Fund Board	Acquiring Fund Board
Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Acquired Fund Board	Acquiring Fund Board
Interested Directors: John F. Curley Jr. Mark R. Fetting	Interested Trustee: R. Jay Gerken

Legg Mason Limited Duration Bond Portfolio (Acquired Fund)

and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

Acquired Fund Board	Acquiring Fund Board
Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Directors: John F. Curley Jr. Mark R. Fetting	Interested Trustee: R. Jay Gerken

CAPITALIZATION

The following tables set forth the unaudited capitalization of each Acquired Fund and each Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the applicable Acquiring Fund shareholders of an Acquired Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason Investment Grade Income Portfolio and Legg Mason Partners Corporate Bond Fund

As of December 31, 2008 (unaudited)

	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Class A:
Net Assets	—	$254,935,628	$(12,799	)(a)	$254,922,829
Shares Outstanding	—	30,228,959	—		30,228,959
Net Asset Value Per Share	—	$8.43	—		$8.43
Class B:
Net Assets	—	$55,708,838	$(2,797	)(a)	$55,706,041
Shares Outstanding	—	6,620,662	—		6,620,662
Net Asset Value Per Share	—	$8.41	—		$8.41
Class C:
Net Assets	—	$45,560,127	$(2,287	)(a)	$45,557,840
Shares Outstanding	—	5,434,260	—		5,434,260
Net Asset Value Per Share	—	$8.38	—		$8.38
Class I:
Net Assets	—	$2,092,319	$9,977,609	(a)(b)(c)	$12,069,928
Shares Outstanding	—	248,396	1,184,594	(c)	1,432,990
Net Asset Value Per Share	—	$8.42	—		$8.42
Class P:
Net Assets	—	—	$202,099,906	(a)(b)(c)	$202,099,906
Shares Outstanding	—	—	23,965,169	(c)(d)	23,965,169
Net Asset Value Per Share	—	—	—		$8.43
Primary Class:
Net Assets	$201,436,976		$(201,436,976	)(c)	—
Shares Outstanding	28,922,278		(28,922,278	)(c)	—
Net Asset Value Per Share	$6.96				—
Institutional Class:
Net Assets	$9,944,985		$(9,944,985	)(c)	—
Shares Outstanding	1,427,647		(1,427,647	)(c)	—
Net Asset Value Per Share	$6.97				—

(a)

Reflects adjustment for estimated Reorganization costs of $28,600 related to the Acquiring Fund. For details of estimated Reorganization costs allocated to the Acquiring Fund, please see the section of this Proxy Statement/Prospectus entitled “Proxy Solicitation.”

(b)

Reflects adjustment resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.

(c)	Legg Mason Investment Grade Income Portfolio Primary Class and Institutional Class shares will be exchanged for Legg Mason Partners Corporate Bond Fund Class P and Class I shares, respectively.

(d)	Pro forma shares adjustment for Class P shares are based on the net asset value per share of Class A shares.

Pro Forma Combined Capitalization Table

Legg Mason Limited Duration Bond Portfolio and Legg Mason Partners Short-Term Bond Fund

As of December 31, 2008 (unaudited)

	Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short- Term Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Class A:
Net Assets	—	$39,396,167	$1,293,359	(a)(b)	$40,689,526
Shares Outstanding	—	11,794,748	387,268		12,182,016
Net Asset Value Per Share	—	$3.34			$3.34
Class B:
Net Assets	—	$1,298,479	$(1,298,479	)(b)	—
Shares Outstanding	—	388,873	(388,873)		—
Net Asset Value Per Share	—	$3.34			—
Class C:
Net Assets	—	$5,073,669	$96,724,605	(a)(c)(d)	$101,798,274
Shares Outstanding	—	1,517,310	28,930,013		30,447,323
Net Asset Value Per Share	—	$3.34			$3.34
Class I:
Net Assets	—	$181,560,229	$7,704,436	(a)(c)(e)	$189,264,665
Shares Outstanding	—	54,337,425	2,306,096		56,643,521
Net Asset Value Per Share	—	$3.34			$3.34
Primary Class :
Net Assets	$96,573,829	—	$(96,573,829	)(d)	—
Shares Outstanding	12,143,287	—	(12,143,287)		—
Net Asset Value Per Share	$7.95	—			—
Institutional Class:
Net Assets	$7,715,182	—	$(7,715,182	)(d)	—
Shares Outstanding	970,198	—	(970,198)		—
Net Asset Value Per Share	$7.95	—			—

(a)

Reflects adjustment for estimated Reorganization costs of $28,600 related to the Acquiring Fund. For details of estimated Reorganization costs allocated to the Acquiring Fund, please see the section of this Proxy Statement/Prospectus entitled “Proxy Solicitation.”

(b)	Legg Mason Partners Short-Term Bond Fund Class B shares will be converted to Class A shares. This conversion is not a part of the Reorganization for which shareholder approval is sought.

(c)

Reflects adjustment resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.

(d)	Legg Mason Limited Duration Bond Portfolio Primary Class and Institutional Class shares will be exchanged for Legg Mason Partners Short-Term Bond Fund Class C and Class I shares, respectively.

DIVIDENDS AND DISTRIBUTIONS

Each Acquired Fund declares dividends from any net investment income daily and pays them monthly and makes capital gain distributions, if any, annually in December. Each Acquiring Fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December.

Each Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of each Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus, above.

OTHER BUSINESS

The Board of each Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

A shareholder who wants to communicate with the Boards or any individual Board member should write to his or her Fund to the attention of Richard M. Wachterman, Secretary, 100 Light Street, 32nd Floor, Baltimore, Maryland 21202 (with respect to an Acquired Fund), or Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, Connecticut 06902 (with respect to an Acquiring Fund). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Acquired Funds’ Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about May 1, 2009 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Because the proposals in this Proxy Statement/Prospectus are voted on separately for each Acquired Fund, it is essential that shareholders who own shares of more than one Acquired Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the applicable Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix D to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the applicable Acquired Fund a subsequently executed proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Acquired Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or the distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA will pay all of the costs of each Reorganization, including any proxy solicitation costs, allocated to an Acquired Fund and 50% of the costs of the Reorganization allocated to that Acquiring Fund, and an Acquiring Fund will pay the remaining 50% of the costs of the Reorganization allocated to it, except that any transaction costs associated with repositioning a Fund’s portfolio in connection with a Reorganization will be borne by that Fund.

Estimated costs of the Reorganization of Legg Mason Investment Grade Income Portfolio into Legg Mason Partners Corporate Bond Fund have been allocated between the Acquired Fund and the Acquiring Fund as follows: Legal—the Acquired Fund: $86,300, the Acquiring Fund: $48,800; Audit—the Acquired Fund: $4,500, the Acquiring Fund: $8,400; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $64,900)—all allocated to the Acquired Fund.

Estimated costs of the Reorganization of Legg Mason Limited Duration Bond Portfolio into Legg Mason Partners Short-Term Bond Fund have been allocated between the Acquired Fund and the Acquiring Fund as follows: Legal—the Acquired Fund: $86,300, the Acquiring Fund: $48,800; Audit—the Acquired Fund: $4,500, the Acquiring Fund: $8,400; and Printing, postage, proxy out of pocket costs, and proxy solicitation, mailing, reporting and tabulation costs (approximately $31,400)—all allocated to the Acquired Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Acquired Fund to obtain authorization for the execution of proxies. Each Acquired Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of an Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Acquired Fund, has retained Broadridge Investor Communications Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge Investor Communications Solutions, Inc. will be paid approximately $30,000 for such solicitation services, to be borne by LMPFA and the Acquiring Funds as described above. Broadridge Investor Communications Solutions, Inc. may solicit proxies personally and by telephone.

Quorum

The quorum requirement for each Acquired Fund is one-third of shares entitled to vote. An Acquired Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Acquired Fund’s quorum requirement is met.

Vote Required

For each Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of each Acquired Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the applicable Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If a quorum is not present or upon a motion by the person presiding over the Meeting, the holders of shares representing a majority of the voting power of the shares present in person or by proxy and entitled to vote thereat, may adjourn the Meeting. In the event of an adjournment, no further notice is needed. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. In addition, the person presiding over the Meeting may adjourn the Meeting without a vote of shareholders. With respect to each Acquired Fund, the Meeting may be adjourned up to 120 days after the Record Date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Acquired Fund, 100 Light Street, Baltimore, Maryland 21202, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Acquired Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of an Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Primary and Institutional Class shares of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Fund	Class	Total Shares Outstanding
Legg Mason Investment Grade Income Portfolio	Primary	26,245,335.478
Legg Mason Investment Grade Income Portfolio	Institutional	1,364,542.964

Total		27,609,878.442

Legg Mason Limited Duration Bond Portfolio	Primary	11,069,893.405
Legg Mason Limited Duration Bond Portfolio	Institutional	761,686.419

Total		11,831,579.824

To the knowledge of the Funds, as of the Record Date, except as set forth below, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

Fund	Class	Name	Address	Percent
Legg Mason Investment Grade Income Portfolio	Primary	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	65.26%

Legg Mason Investment Grade Income Portfolio	Primary	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY	400 ATRIUM DRIVE SOMERSET NJ 08873-4162	5.19%

Fund	Class	Name	Address	Percent
Legg Mason Investment Grade Income Portfolio	Institutional	CITIGROUP GLOBAL MARKETS INC	333 WEST 34TH STREET NEW YORK NY 10001-2402	62.08%

Legg Mason Investment Grade Income Portfolio	Institutional	CHARLES SCHWAB TRUST CO TTEE FOR LEGG MASON PROFIT SHARING AND 401K PLAN	98 SAN JACINTO BLVD STE 1100 AUSTIN TX 78701-4255	27.62%

Legg Mason Limited Duration Bond Portfolio	Primary	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	79.33%

Legg Mason Limited Duration Bond Portfolio	Institutional	CITIGROUP GLOBAL MARKETS INC	333 WEST 34TH STREET NEW YORK NY 10001-2402	50.61%

Legg Mason Limited Duration Bond Portfolio	Institutional	CHARLES SCHWAB TRUST CO TTEE FOR LEGG MASON PROFIT SHARING AND 401K PLAN	98 SAN JACINTO BLVD STE 1100 AUSTIN TX 78701-4255	43.87%

Legg Mason Partners Corporate Bond Fund	A	METLIFE INSURANCE CO OF CONNECTICUT ATTN SHAREHOLDER ACCOUNTING DEPT	PO BOX 990027 HARTFORD CT 06199-0027	7.24%

Legg Mason Partners Corporate Bond Fund	A	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY	400 ATRIUM DRIVE SOMERSET NJ 08873-4162	11.84%

Legg Mason Partners Corporate Bond Fund	A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	33.29%

Legg Mason Partners Corporate Bond Fund	A	PFPC BROKERAGE SERVICES MAIN OFFICE FBO PRIMERICA FINANCIAL SERVICES	760 MOORE ROAD KING OF PRUSSIA PA 19406-1212	35.95%

Legg Mason Partners Corporate Bond Fund	B	PFPC BROKERAGE SERVICES MAIN OFFICE FBO PRIMERICA FINANCIAL SERVICES	760 MOORE ROAD KING OF PRUSSIA PA 19406-1212	68.86%

Legg Mason Partners Corporate Bond Fund	B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	19.35%

Legg Mason Partners Corporate Bond Fund	C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	26.53%

Legg Mason Partners Corporate Bond Fund	I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	100.00%

Legg Mason Partners Short-Term Bond Fund	A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	45.61%

Legg Mason Partners Short-Term Bond Fund	A	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY	400 ATRIUM DRIVE SOMERSET NJ 08873-4162	47.54%

Fund	Class	Name	Address	Percent
Legg Mason Partners Short-Term Bond Fund	B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	67.77%

Legg Mason Partners Short-Term Bond Fund	C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT	700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	74.99%

Legg Mason Partners Short-Term Bond Fund	C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS	HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	12.17%

Legg Mason Partners Short-Term Bond Fund	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 SCHOLARS CHOICE COLLEGE SAVING PRG	55 WATER ST FL 31 NEW YORK NY 10041-0017	15.88%

Legg Mason Partners Short-Term Bond Fund	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 SCHOLARS CHOICE COLLEGE SAVING PRG	55 WATER ST FL 31 NEW YORK NY 10041-0017	18.98%

Legg Mason Partners Short-Term Bond Fund	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 SCHOLARS CHOICE COLLEGE SAVING PRG	55 WATER ST FL 31 NEW YORK NY 10041-0017	29.82%

Legg Mason Partners Short-Term Bond Fund	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 SCHOLARS CHOICE COLLEGE SAVING PRG	55 WATER ST FL 31 NEW YORK NY 10041-0017	35.28%

To the knowledge of the Funds, as of April 15, 2009, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.

THE BOARD OF EACH ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT FOR THAT ACQUIRED FUND. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Directors,

Richard M. Wachterman

Secretary

Legg Mason Income Trust, Inc.

INDEX OF APPENDICES

Appendix A1:	Form of Agreement and Plan of Reorganization—Legg Mason Investment Grade Income Portfolio and Legg Mason Partners Corporate Bond Fund
Appendix A2:	Form of Agreement and Plan of Reorganization—Legg Mason Limited Duration Bond Portfolio and Legg Mason Partners Short-Term Bond Fund
Appendix B1:	Financial Highlights of Legg Mason Partners Corporate Bond Fund
Appendix B2:	Financial Highlights of Legg Mason Partners Short-Term Bond Fund
Appendix C:	Historical Performance for Each Fund
Appendix D:	Instructions for Signing the Proxy Card

APPENDIX A1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Investment Grade Income Portfolio and Legg Mason Partners Corporate Bond Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2009, by and among Legg Mason Partners Income Trust, a Maryland business trust (the “Acquiring Entity”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Corporate Bond Fund (the “Acquiring Fund”), and Legg Mason Income Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of its series Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding in class to the outstanding shares of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Acquiring Entity or Target Entity, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the

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number of full and fractional Acquiring Fund Shares corresponding to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Primary Class shares of the Acquired Fund corresponds to the newly-created Class P shares of the Acquiring Fund and the Institutional Class shares of the Acquired Fund corresponds to the Class I shares of the Acquiring Fund, and the term “Acquiring Fund Shares” shall be read to mean such classes of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) redeem shares of the Acquired Fund and (c) terminate the Acquired Fund in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

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2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [            ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [            ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Boston Financial Data Services, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

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4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Charter (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

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(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as of the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

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(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and

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regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

5.12 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

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6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

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7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth in paragraph 8.1 or 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Acquired Entity Charter, the bylaws of the Acquired Entity, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 386(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired

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Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of K&L Gates LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of K&L Gates LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, it has relied on the opinion of Venable LLP and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the transfer

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of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, it has relied on the opinion of Venable LLP and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the costs of the Reorganization allocated to the Acquired Fund and fifty percent of the costs of the Reorganization allocated to the Acquiring Fund, and the Acquiring Fund will pay the remaining fifty percent of the costs of the Reorganization allocated to it, except that any transaction costs associated with repositioning a Fund’s portfolio in connection with the Reorganization will be borne by the Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquiring Entity Charter, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON PARTNERS CORPORATE BOND FUND

By:
Name:
Title:

LEGG MASON INCOME TRUST, INC.,

on behalf of its series LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX A2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Limited Duration Bond Portfolio and Legg Mason Partners Short-Term Bond Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [                    ], 2009, by and among Legg Mason Partners Income Trust, a Maryland business trust (the “Acquiring Entity”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Short-Term Bond Fund (the “Acquiring Fund”), and Legg Mason Income Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of its series Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding in class to the outstanding shares of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Acquiring Entity or Target Entity, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the

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Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Primary Class shares of the Acquired Fund corresponds to the Class C shares of the Acquiring Fund and the Institutional Class shares of the Acquired Fund corresponds to the Class I shares of the Acquiring Fund, and the term “Acquiring Fund Shares” shall be read to mean such classes of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) redeem shares of the Acquired Fund and (c) terminate the Acquired Fund in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

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2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [            ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [            ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Boston Financial Data Services, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

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4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Charter (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

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(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as of the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

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(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and

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regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

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5.12 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

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7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth in paragraph 8.1 or 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Acquired Entity Charter, the bylaws of the Acquired Entity, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 386(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be

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recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of K&L Gates LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of K&L Gates LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, it has relied on the opinion of Venable LLP and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by

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any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, it has relied on the opinion of Venable LLP and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the costs of the Reorganization allocated to the Acquired Fund and fifty percent of the costs of the Reorganization allocated to the Acquiring Fund, and the Acquiring Fund will pay the remaining fifty percent of the costs of the Reorganization allocated to it, except that any transaction costs associated with repositioning a Fund’s portfolio in connection with the Reorganization will be borne by the Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person

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of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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15.5 Consistent with the Acquiring Entity Charter, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON PARTNERS SHORT-TERM BOND FUND

By:
Name:
Title:

LEGG MASON INCOME TRUST, INC.,

on behalf of its series LEGG MASON LIMITED DURATION BOND PORTFOLIO

By:
Name:
Title:
Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX B1

Financial Highlights of Legg Mason Partners Corporate Bond Fund*

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$11.74	$12.16	$12.42	$12.88	$12.92

Income (Loss) From Operations:
Net investment income	0.67	0.58	0.57	0.54	0.56
Net realized and unrealized gain (loss)	(3.29)	(0.38)	(0.22)	(0.31)	0.25

Total Income (Loss) From Operations	(2.62)	0.20	0.35	0.23	0.81

Less Distributions From:
Net investment income	(0.69)	(0.62)	(0.61)	(0.58)	(0.62)
Net realized gains	—	—	—	(0.11)	(0.23)

Total Distributions	(0.69)	(0.62)	(0.61)	(0.69)	(0.85)

Net Asset Value, End of Year	$8.43	$11.74	$12.16	$12.42	$12.88

Total Return[3]	(23.11)%	1.63%	3.03%	1.82%	6.47%

Net Assets, End of Year (millions)	$255	$399	$435	$461	$438

Ratios to Average Net Assets:
Gross expenses	1.17%	1.10%	1.08%[4]	1.05%	1.06%
Net expenses	1.17 [5]	1.10 [5]	1.07 [4,6]	1.05	1.05 [6]
Net investment income	6.43	4.87	4.78	4.24	4.37

Portfolio Turnover Rate	25%	53%	94%	40%	43%

*	Financial highlights are not included for Class P shares, which are newly issued. Returns for Class P shares would differ from those of other classes to the extent expense ratios differ.

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

B1-1

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$11.71	$12.13	$12.39	$12.85	$12.89

Income (Loss) From Operations:
Net investment income	0.60	0.50	0.50	0.47	0.50
Net realized and unrealized gain (loss)	(3.28)	(0.39)	(0.22)	(0.31)	0.24

Total Income (Loss) From Operations	(2.68)	0.11	0.28	0.16	0.74

Less Distributions From:
Net investment income	(0.62)	(0.53)	(0.54)	(0.51)	(0.55)
Net realized gains	—	—	—	(0.11)	(0.23)

Total Distributions	(0.62)	(0.53)	(0.54)	(0.62)	(0.78)

Net Asset Value, End of Year	$8.41	$11.71	$12.13	$12.39	$12.85

Total Return[3]	(23.60)%	0.91%	2.36%	1.27%	5.94%

Net Assets, End of Year (millions)	$56	$97	$125	$161	$182

Ratios to Average Net Assets:
Gross expenses	1.84%	1.80%	1.72%[4]	1.59%	1.56%
Net expenses	1.84 [5]	1.80 [5]	1.72 [4,6]	1.59	1.55 [6]
Net investment income	5.76	4.16	4.13	3.70	3.87

Portfolio Turnover Rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

B1-2

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$11.67	$12.09	$12.35	$12.81	$12.87

Income (Loss) From Operations:
Net investment income	0.59	0.50	0.49	0.46	0.49
Net realized and unrealized gain (loss)	(3.27)	(0.39)	(0.22)	(0.30)	0.24

Total Income (Loss) From Operations	(2.68)	0.11	0.27	0.16	0.73

Less Distributions From:
Net investment income	(0.61)	(0.53)	(0.53)	(0.51)	(0.56)
Net realized gains	—	—	—	(0.11)	(0.23)

Total Distributions	(0.61)	(0.53)	(0.53)	(0.62)	(0.79)

Net Asset Value, End of Year	$8.38	$11.67	$12.09	$12.35	$12.81

Total Return[3]	(23.67)%	0.91%	2.34%	1.24%	5.86%

Net Assets, End of Year (millions)	$45	$68	$71	$72	$60

Ratios to Average Net Assets:
Gross expenses	1.89%	1.80%	1.76%[4]	1.69%	1.58%
Net expenses	1.89 [5]	1.80 [5]	1.73 [4,6]	1.69	1.57 [6]
Net investment income	5.73	4.18	4.12	3.61	3.85

Portfolio Turnover Rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

B1-3

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$11.72	$12.16	$12.41	$12.87	$12.91

Income (Loss) From Operations:
Net investment income	0.68	0.63	0.63	0.59	0.62
Net realized and unrealized gain (loss)	(3.24)	(0.41)	(0.22)	(0.31)	0.24

Total Income (Loss) From Operations	(2.56)	0.22	0.41	0.28	0.86

Less Distributions From:
Net investment income	(0.74)	(0.66)	(0.66)	(0.63)	(0.67)
Net realized gains	—	—	—	(0.11)	(0.23)

Total Distributions	(0.74)	(0.66)	(0.66)	(0.74)	(0.90)

Net Asset Value, End of Year	$8.42	$11.72	$12.16	$12.41	$12.87

Total Return[3]	(22.72)%	1.80%	3.54%	2.23%	6.87%

Net Assets, End of Year (millions)	$2	$0 [4]	$158	$286	$319

Ratios to Average Net Assets:
Gross expenses	0.75%	0.66%	0.65%[5]	0.65%	0.65%
Net expenses	0.75 [6]	0.66 [6]	0.65 [5,7]	0.65	0.64 [7]
Net investment income	6.80	5.13	5.22	4.63	4.79

Portfolio Turnover Rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than $0.5 million.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

B1-4

APPENDIX B2

Financial Highlights of Legg Mason Partners Short-Term Bond Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$3.98	$4.13	$4.14	$4.20	$4.25

Income (Loss) From Operations:
Net investment income	0.15	0.19	0.14	0.11	0.10
Net realized and unrealized gain (loss)	(0.63)	(0.15)	0.02	(0.05)	(0.04)

Total Income (Loss) From Operations	(0.48)	0.04	0.16	0.06	0.06

Less Distributions From:
Net investment income	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)

Total Distributions	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)

Net Asset Value, End of Year	$3.34	$3.98	$4.13	$4.14	$4.20

Total Return[3]	(12.39)%	1.00%	3.98%	1.44%	1.45%

Net Assets, End of Year (millions)	$39	$58	$70	$83	$91

Ratios to Average Net Assets:
Gross expenses	1.02%	0.90%	0.86%[4]	0.88%	0.88%
Net expenses	1.01 [5,6]	0.90 [5]	0.84 [4,6]	0.88	0.88 [6]
Net investment income	4.09	4.54	3.52	2.72	2.32

Portfolio Turnover Rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

B2-1

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$3.98	$4.13	$4.14	$4.19	$4.25

Income (Loss) From Operations:
Net investment income	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	(0.63)	(0.14)	0.02	(0.04)	(0.05)

Total Income (Loss) From Operations	(0.50)	0.02	0.14	0.05	0.03

Less Distributions From:
Net investment income	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)

Total Distributions	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)

Net Asset Value, End of Year	$3.34	$3.98	$4.13	$4.14	$4.19

Total Return[3]	(12.90)%	0.45%	3.39%	1.16%	0.71%

Net Assets, End of Year (millions)	$1	$2	$3	$4	$6

Ratios to Average Net Assets:
Gross expenses	1.58%	1.45%	1.42%[4]	1.40%	1.39%
Net expenses	1.58 [5]	1.45 [5]	1.41 [4,6]	1.40	1.38 [6]
Net investment income	3.53	3.97	2.95	2.19	1.80

Portfolio Turnover Rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

B2-2

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$3.99	$4.14	$4.15	$4.20	$4.26

Income (Loss) From Operations:
Net investment income	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	(0.64)	(0.14)	0.02	(0.04)	(0.05)

Total Income (Loss) From Operations	(0.51)	0.02	0.14	0.05	0.03

Less Distributions From:
Net investment income	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)

Total Distributions	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)

Net Asset Value, End of Year	$3.34	$3.99	$4.14	$4.15	$4.20

Total Return[3]	(13.15)%	0.34%	3.39%	1.14%	0.67%

Net Assets, End of Year (millions)	$5	$7	$9	$13	$24

Ratios to Average Net Assets:
Gross expenses	1.63%	1.56%	1.46%[4]	1.41%	1.41%
Net expenses	1.63 [5]	1.56 [5]	1.42 [4,6]	1.41	1.41 [6]
Net investment income	3.47	3.86	2.92	2.15	1.77

Portfolio Turnover Rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

B2-3

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$3.99	$4.13	$4.14	$4.20	$4.26

Income (Loss) From Operations:
Net investment income	0.17	0.20	0.16	0.13	0.11
Net realized and unrealized gain (loss)	(0.64)	(0.13)	0.02	(0.05)	(0.04)

Total Income (Loss) From Operations	(0.47)	0.07	0.18	0.08	0.07

Less Distributions From:
Net investment income	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)

Total Distributions	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)

Net Asset Value, End of Year	$3.34	$3.99	$4.13	$4.14	$4.20

Total Return[3]	(12.16)%	1.63%	4.34%	1.83%	1.61%

Net Assets, End of Year (millions)	$182	$212	$302	$256	$251

Ratios to Average Net Assets:
Gross expenses	0.50%	0.52%	0.50%[4]	0.50%	0.49%
Net expenses	0.50 [5]	0.52 [5]	0.49 [4,6]	0.50	0.49 [6]
Net investment income	4.60	4.89	3.87	3.09	2.69

Portfolio Turnover Rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

B2-4

APPENDIX C

Historical Performance for Each Fund

Legg Mason Investment Grade Income Portfolio

The information below provides an indication of the risks of investing in each fund by showing changes in its performance from year to year and by showing how each fund’s average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future. A fund’s yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund’s current yield, call Legg Mason Funds Investor Services, toll-free 1-800-822-5544.

Investment Grade—Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes) (%):

During the past ten calendar years:

	Quarter Ended	Total Return
Best quarter:	June 30, 2003	6.12%
Worst quarter:	September 30, 2008	(14.32)%

Average Annual Total Returns

The table below shows the fund’s average annual total returns before taxes for all classes. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Barclays Capital U.S. Credit Bond Index, which includes all publicly issued, fixed rate, non-convertible, investment grade, and domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies.

For the periods ended December 31, 2008:

Investment Grade	1 Year	5 Years	10 Years
Primary Class Shares—
Return Before Taxes	(26.19)%	(2.92)%	1.86%
Return After Taxes on Distributions (a)	(27.96)%	(4.81)%	(0.27)%
Return After Taxes on Distributions and Sale of Fund Shares (a)	(16.80)%	(3.27)%	0.46%

Institutional Class Shares—
Return Before Taxes	(25.71)%	(2.41)%	2.40%

Barclays Capital U.S. Credit Bond Index (reflects no deduction for fees expenses or taxes)	(3.08)%	2.65%	4.85%

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s returns after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns the fund’s Institutional Class will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Legg Mason Limited Duration Bond Portfolio

The information below provides an indication of the risks of investing in each fund by showing changes in its performance from year to year and by showing how each fund’s average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future. A fund’s yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund’s current yield, call Legg Mason Funds Investor Services, toll-free 1-800-822-5544.

Limited Duration—Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)(%): (a)

During the past ten calendar years: (a)

	Quarter Ended	Total Return
Best quarter:	September 30, 2001	4.12%
Worst quarter:	December 31, 2008	(8.65)%

Average Annual Total Returns (a)

The table below shows the fund’s average annual total returns before taxes for all classes. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Merrill Lynch 1-3 Year Treasury Index, a total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1 to 3 years.

For the periods ended December 31, 2008:

Limited Duration	1 Year	5 Years	10 Years
Primary Class Shares—
Return Before Taxes	(16.52)%	(1.58)%	1.54%
Return After Taxes on Distributions (b)	(17.84)%	(2.96)%	(0.07)%
Return After Taxes on Distributions and Sale of Fund Shares (b)	(10.64)%	(2.04)%	0.40%

Institutional Class Shares—
Return Before Taxes	(16.09)%	(1.10)%	2.07%

Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	6.61%	4.06%	4.71%

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s returns after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a) Prior to August 31, 2004, the fund was known as Legg Mason U.S. Government Intermediate-Term Portfolio and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The fund’s performance prior to such change might have been better or worse had the fund been managed in accordance with its current objective, policies and strategies.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for the fund’s Institutional Class shares will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Legg Mason Partners Corporate Bond Fund

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class B shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class B expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class B expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS B SHARES1

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 7.79% in 3rd quarter 2002; Lowest: (14.49)% in 3rd quarter 2008.

Average Annual Total Returns (for periods ended December 31, 2008)1

	1 Year	5 Years	10 Years
Class B
Return before taxes	(26.84)%	(3.42)%	0.82%
Return after taxes on distributions[2]	(28.47)%	(5.09)%	(1.05)%
Return after taxes on distributions and sale of fund shares[2]	(17.28)%	(3.61)%	(0.29)%

Other Classes (Return before taxes only)
Class A3	(26.37)%	(3.52)%	0.94%
Class C	(24.39)%	(3.32)%	0.83%
Class I	(22.72)%	(2.31)%	1.76%
Barclays Capital U.S. Credit Index[4,6]	(3.08)%	2.65%	4.85%
Lipper Corporate Debt Funds A-Rated Average[5,6]	(23.26)%	(2.89)%	1.21%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor. Prior to September 2, 2008, the fund was named Legg Mason Partners Investment Grade Bond Fund.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[3]

On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.

[4]

The Barclays Capital U.S. Credit Index is a broad-based bond index composed of government and corporate issues, rated investment grade (rated Baa3/BBB- or higher), and having at least one year to maturity.

[5]	The Lipper Corporate Debt Funds A-Rated Average is composed of mutual funds investing in corporate bonds and reflects deductions for fees and expenses.

[6]

It is not possible to invest directly in an index or an average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but no deductions for sales charges or taxes.

Legg Mason Partners Short-Term Bond Fund

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 3.16% in 3rd quarter 2001; Lowest: (5.37)% in 4th quarter 2008.

Average Annual Total Returns (for periods ended December 31, 2008)1

	1 Year	5 Years	10 Years	Since Inception[2]	Inception Date
Class A3
Return before taxes	(14.33)%	(1.54)%	1.62%		11/11/91
Return after taxes on distributions[4]	(15.61)%	(2.82)%	0.14%
Return after taxes on distributions and sale of fund shares[4]	(9.25)%	(1.97)%	0.53%
Other Classes (Return before taxes only)
Class B	(17.09)%	(1.79)%	n/a	(1.02)%	1/13/03
Class C	(13.15)%	(1.71)%	n/a	(0.69)%	8/5/02
Class I	(12.16)%	(0.74)%	2.29%		2/7/96
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index[5]	5.07%	3.85%	4.85%	[6]

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor. Prior to September 2, 2008, the fund was named Legg Mason Partners Short-Term Investment Grade Bond Fund.

[2]	Information is provided only for classes with less than 10 calendar years of performance.

[3]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[4]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[5]

The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]

The total return of the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index since inception of Class B and Class C shares is not available. Total return of the index from 2/1/03 is 3.72% and from 8/1/02 is 3.86%.

APPENDIX D

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

D-1

Filed under Rule 497(c)

File Nos. 333-158151;

811-04254

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Corporate Bond Fund

Legg Mason Partners Short-Term Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund
Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund
100 Light Street Baltimore, Maryland 21202 1-800-822-5544	55 Water Street New York, New York 10041 1-800-822-5544 1-888-425-6432

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 1, 2009, relating specifically to the proposed transfer of all of the assets of Legg Mason Investment Grade Income Portfolio and Legg Mason Limited Duration Bond Portfolio (each a “Target Fund”) in exchange for the assumption of all of such Target Fund’s liabilities by, and for shares of, Legg Mason Partners Corporate Bond Fund and Legg Mason Partners Short-Term Bond Fund (each a “Acquiring Fund”), respectively, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to each Acquiring Fund at the address set forth above or call 1-800-822-5544 or 1-888-425-6432. Each transfer is to occur pursuant to a Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on June 12, 2009, at 10:00 a.m., Eastern time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated May 1, 2009, consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of each Acquiring Fund:

Fund	Date and Filing Date
Legg Mason Partners Corporate Bond Fund	May 1, 2009 Filed on April 30, 2009

Legg Mason Partners Short-Term Bond Fund	May 1, 2009 Filed on April 30, 2009

The financial statements of each Acquired Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2008:

Fund	Year Ended/Filing Date
Legg Mason Investment Grade Income Portfolio	December 31, 2008 Filed on March 5, 2009

Legg Mason Limited Duration Bond Portfolio	December 31, 2008 Filed on March 5, 2009

The financial statements of the each Acquiring Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2008:

Fund	Year Ended/Filing Date
Legg Mason Partners Corporate Bond Fund	December 31, 2008 Filed on March 5, 2009

Legg Mason Partners Short-Term Bond Fund	December 31, 2008 Filed on March 6, 2009

PRO FORMA FINANCIAL STATEMENTS

Legg Mason Investment Grade Income Portfolio (Acquired Fund) and Legg Mason Partners Corporate Bond Fund (Acquiring Fund)

Shown below are the financial statements for each of Legg Mason Investment Grade Income Portfolio and Legg Mason Partners Corporate Bond Fund and pro forma financial statements for the combined Fund, assuming the Reorganization of those Funds was consummated as of December 31, 2008. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

The pro forma financial statements are unaudited and are based on financial statements as of and for the year ended December 31, 2008.

Pro Forma Combined Schedule of Investments

As of December 31, 2008 (unaudited)

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
CORPORATE BONDS & NOTES — 94.4%

CONSUMER DISCRETIONARY — 7.8%

Automobiles — 0.8%
$ 600,000		$600,000	DaimlerChrysler NA Holding Corp., 8.500% due 1/18/31	$438,733		$890	$439,623
			Ford Motor Co.:
370,000		370,000	8.900% due 1/15/32	88,800		1,850	90,650
1,975,000	$3,850,000	5,825,000	Notes, 7.450% due 7/16/31	553,000	$1,097,250	9,875	1,660,125
			General Motors Corp.:
650,000		650,000	8.250% due 7/15/23	107,250		3,250	110,500
6,190,000	6,560,000	12,750,000	Senior Debentures, 8.375% due 7/15/33	1,083,250	1,180,800	30,950	2,295,000

			Total Automobiles	2,271,033	2,278,050	46,815	4,595,898

Leisure Equipment & Products — 0.4%
500,000		500,000	Eastman Kodak Co., 7.250% due 11/15/13	322,500		2,500	325,000
970,000	1,300,000	2,270,000	Hasbro Inc., Senior Notes, 6.300% due 9/15/17	917,177	1,231,215	1,499	2,149,891

			Total Leisure Equipment & Products	1,239,677	1,231,215	3,999	2,474,891

Media — 5.7%
			Clear Channel Communications Inc.:
1,210,000		1,210,000	4.400% due 5/15/11	296,450		6,050	302,500
500,000		500,000	5.500% due 9/15/14	60,000		2,500	62,500
			Comcast Corp.:
1,800,000		1,800,000	6.950% due 8/15/37	1,895,494		6,048	1,901,542
750,000	4,030,000	4,780,000	6.400% due 5/15/38	748,247	4,033,837	2,467	4,784,551
	926,000	926,000	Notes, 6.450% due 3/15/37		924,455		924,455
	4,235,000	4,235,000	Senior Notes, 6.500% due 1/15/17		4,189,414		4,189,414
180,000		180,000	Comcast Cable Holdings LLC, 7.125% due 2/15/28	170,225		431	170,656

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
	$3,850,000	$3,850,000	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25		$3,797,101		$3,797,101
			News America Inc.:
$1,495,000		1,495,000	6.550% due 3/15/33	$1,340,365		$3,827	1,344,192
	1,910,000	1,910,000	Notes, 6.150% due 3/1/37		1,787,808		1,787,808
	2,289,000	2,289,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13		2,193,070		2,193,070
	780,000	780,000	Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19		849,564		849,564
	3,850,000	3,850,000	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24		3,718,553		3,718,553
505,000	1,563,000	2,068,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	509,610	1,581,379	1,328	2,092,317
			Time Warner Inc.:
500,000		500,000	6.875% due 5/1/12	480,348		349	480,697
1,130,000		1,130,000	9.125% due 1/15/13	1,119,837		924	1,120,761
1,015,000	601,000	1,616,000	Senior Debentures, 7.700% due 5/1/32	1,016,251	603,364	2,741	1,622,356
	1,070,000	1,070,000	Viacom Inc., Senior Notes, 8.625% due 8/1/12		875,620		875,620

			Total Media	7,636,827	24,554,165	26,665	32,217,657

Multiline Retail — 0.9%
435,000		435,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	323,106		220	323,326
			Macy’s Retail Holdings Inc.:
1,000,000	1,350,000	2,350,000	5.875% due 1/15/13	703,762	950,860	579	1,655,201
490,000	3,965,000	4,455,000	6.650% due 7/15/24	268,965	2,180,413	493	2,449,871
1,070,000		1,070,000	May Department Stores Co., 5.750% due 7/15/14	678,875		721	679,596

			Total Multiline Retail	1,974,708	3,131,273	2,013	5,107,994

			TOTAL CONSUMER DISCRETIONARY	13,122,245	31,194,703	79,492	44,396,440

CONSUMER STAPLES — 4.3%

Beverages — 1.3%
	5,486,000	5,486,000	Diageo Capital PLC, Notes, 4.850% due 5/15/18		4,858,385		4,858,385
	910,000	910,000	Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18 (a)		899,106		899,106
840,000		840,000	Foster’s Finance Corp., 4.875% due 10/1/14 (a)	721,875		870	722,745
	770,000	770,000	PepsiCo Inc., 7.900% due 11/1/18		945,435		945,435

			Total Beverages	721,875	6,702,926	870	7,425,671

Food & Staples Retailing — 1.6%
860,000	1,186,000	2,046,000	Delhaize Group, 6.500% due 6/15/17	780,875	1,078,571	1,225	1,860,671
			Kroger Co.:
1,000,000		1,000,000	8.000% due 9/15/29	1,129,665		3,017	1,132,682
	2,887,000	2,887,000	Senior Notes, 6.750% due 4/15/12		2,916,133		2,916,133
			Safeway Inc.:
120,000		120,000	6.250% due 3/15/14	120,622		132	120,754
	3,100,000	3,100,000	Senior Notes, 6.350% due 8/15/17		3,069,958		3,069,958

			Total Food & Staples Retailing	2,031,162	7,064,662	4,374	9,100,198

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
Food Products — 0.5%
$960,000		$960,000	Ahold Finance USA Inc., 8.250% due 7/15/10	$954,796		$4,800	$959,596
1,040,000	$1,360,000	2,400,000	Tyson Foods Inc., Senior Notes, 7.850% due 4/1/16	769,600	$1,013,200	5,200	1,788,000

			Total Food Products	1,724,396	1,013,200	10,000	2,747,596

Tobacco — 0.9%
1,120,000	1,740,000	2,860,000	Philip Morris International Inc., Senior Notes, 6.875% due 3/17/14	1,176,995	1,830,536	1,281	3,008,812
			Reynolds American Inc.:
860,000		860,000	7.875% due 5/15/09	851,561		75	851,636
270,000	1,540,000	1,810,000	7.625% due 6/1/16	224,859	1,284,240	300	1,509,399

			Total Tobacco	2,253,415	3,114,776	1,656	5,369,847

			TOTAL CONSUMER STAPLES	6,730,848	17,895,564	16,900	24,643,312

ENERGY — 11.2%

Energy Equipment & Services — 0.9%
1,010,000		1,010,000	CenterPoint Energy Resources Corp., 7.875% due 4/1/13	935,557		815	936,372
800,000		800,000	Pride International Inc., 7.375% due 7/15/14	744,000		4,000	748,000
	685,000	685,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)		546,258		546,258
	2,160,000	2,160,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13		2,008,042		2,008,042

			Total Energy Equipment & Services	1,679,557	2,554,300	4,815	4,238,672

Oil, Gas & Consumable Fuels — 10.3%
			Anadarko Finance Co.:
10,000		10,000	6.750% due 5/1/11	10,004		5	10,009
3,860,000	6,361,000	10,221,000	Senior Notes, 7.500% due 5/1/31	3,413,309	5,639,065	8,604	9,060,978
	1,016,000	1,016,000	Apache Corp., Senior Notes, 6.000% due 1/15/37		988,467		988,467
1,830,000	1,710,000	3,540,000	DCP Midstream LLC, Senior Notes, 6.750% due 9/15/37 (a)	1,381,123	1,293,962	3,643	2,678,728
560,000	2,040,000	2,600,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	616,618	2,252,474	1,708	2,870,800
340,000		340,000	Duke Capital LLC, 6.250% due 2/15/13	323,508		287	323,795
			El Paso Corp.:
1,660,000		1,660,000	7.800% due 8/1/31	1,081,495		8,300	1,089,795
340,000		340,000	7.750% due 1/15/32	220,701		1,700	222,401
	580,000	580,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19		598,603		598,603
1,100,000	1,730,000	2,830,000	EOG Resources Inc., Senior Notes, 5.875% due 9/15/17	1,116,708	1,759,247	1,888	2,877,843
			Gazprom, Loan Participation Notes:
1,439,000	1,694,000	3,133,000	6.212% due 11/22/16 (a)	949,740	1,126,510	7,195	2,083,445
1,160,000	878,000	2,038,000	Senior Notes, 6.510% due 3/7/22 (a)	690,200	526,800	5,800	1,222,800
2,970,000	354,000	3,324,000	Hess Corp., Notes, 7.875% due 10/1/29	2,851,146	340,679	7,093	3,198,918
	1,070,000	1,070,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (a)		625,950		625,950
910,000	2,470,000	3,380,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	709,800	1,938,950	4,550	2,653,300

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$ 390,000		$390,000	Kerr-McGee Corp., 6.950% due 7/1/24	$341,971		$765	$342,736
			Kinder Morgan Energy Partners LP:
	$2,040,000	2,040,000	Medium-Term Notes, 6.950% due 1/15/38		$1,654,318		1,654,318
1,430,000	770,000	2,200,000	Senior Notes, 7.125% due 3/15/12	1,381,097	744,187	965	2,126,249
	1,270,000	1,270,000	LUKOIL International Finance BV, 6.356% due 6/7/17 (a)		781,050		781,050
			Pemex Project Funding Master Trust:
260,000	210,000	470,000	6.625% due 6/15/35 (a)	220,090	178,815	1,300	400,205
3,624,000	8,975,000	12,599,000	Senior Bonds, 6.625% due 6/15/35	3,067,716	7,608,556	4,530	10,680,802
1,280,000	1,207,000	2,487,000	Petrobras International Finance Co., 5.875% due 3/1/18	1,150,720	1,091,128	6,400	2,248,248
	2,479,000	2,479,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (a)		1,524,585		1,524,585
1,000,000		1,000,000	Tennessee Gas Pipeline Co., 8.375% due 6/15/32	862,891		5,000	867,891
			Valero Energy Corp.:
390,000		390,000	6.875% due 4/15/12	392,196		284	392,480
	3,388,000	3,388,000	Notes, 4.750% due 6/15/13		3,116,042		3,116,042
2,000,000		2,000,000	Williams Cos. Inc., 7.625% due 7/15/19	1,562,500		2,580	1,565,080
1,270,000	1,860,000	3,130,000	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	1,054,538	1,549,055	3,150	2,606,743

			Total Oil, Gas & Consumable Fuels	23,398,071	35,338,443	75,747	58,812,261

			TOTAL ENERGY	25,077,628	37,892,743	80,562	63,050,933

FINANCIALS — 41.4%

Capital Markets — 5.3%
585,000		585,000	BankAmerica Capital III, 5.323% due 1/15/27	310,192		1,051	311,243
			Bear Stearns Cos. Inc.:
440,000		440,000	6.400% due 10/2/17	457,238		765	458,003
590,000	700,000	1,290,000	Senior Notes, 7.250% due 2/1/18	646,555	768,389	1,087	1,416,031
2,755,000	3,680,000	6,435,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(c)	1,059,085	1,415,542	648	2,475,275
	1,120,000	1,120,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18		1,078,137		1,078,137
			Kaupthing Bank HF:
1,700,000		1,700,000	7.625% due 2/28/15 (a)(d)	102,000			102,000
1,340,000	1,963,000	3,303,000	Senior Notes, 5.750% due 10/4/11 (a)(d)	80,400	127,595	6,700	214,695
3,585,000	3,927,000	7,512,000	Subordinated Notes, 7.125% due 5/19/16 (a)(d)	26,887	49,088	17,926	93,901
3,100,000	4,812,000	7,912,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)(d)	310	481	—	791
2,000,000	1,321,000	3,321,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17 (d)	200	132	—	332
			Merrill Lynch & Co. Inc.:
540,000		540,000	6.050% due 8/15/12	532,753		425	533,178
1,210,000	2,670,000	3,880,000	Senior Notes, 6.400% due 8/28/17	1,212,259	2,679,382	1,993	3,893,634
			Subordinated Notes:
2,400,000	5,790,000	8,190,000	5.700% due 5/2/17	2,126,294	5,137,884	3,399	7,267,577
910,000	1,309,000	2,219,000	6.110% due 1/29/37	818,022	1,180,404	2,580	2,001,006

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			Morgan Stanley:
$400,000		$400,000	5.050% due 1/21/11	$384,198		$182	$384,380
65,000		65,000	4.750% due 4/1/14	49,523		54	49,577
1,050,000	$1,750,000	2,800,000	6.625% due 4/1/18	921,154	$1,537,793	1,522	2,460,469
750,000	4,210,000	4,960,000	Senior Notes, 5.250% due 11/2/12	682,106	3,832,102	573	4,514,781
	5,606,000	5,606,000	UBS Preferred Funding Trust, Subordinated Notes, 6.243% due 5/15/16 (b)(c)		3,065,394		3,065,394

			Total Capital Markets	9,409,176	20,872,323	38,905	30,320,404

Commercial Banks — 13.6%
2,080,000		2,080,000	AES El Salvador Trust, 6.750% due 2/1/16 (a)	1,482,628		10,400	1,493,028
2,280,000	3,280,000	5,560,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	1,482,000	2,148,400	11,400	3,641,800
	2,820,000	2,820,000	BAC Capital Trust XI, Notes, 6.625% due 5/23/36		2,613,697		2,613,697
	3,700,000	3,700,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (b)(c)		1,483,293		1,483,293
2,030,000	3,026,000	5,056,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)	1,300,398	1,953,555	10,149	3,264,102
			Barclays Bank PLC:
840,000	1,150,000	1,990,000	7.700% due 4/25/18 (a)(b)(c)	555,458	762,085	1,195	1,318,738
2,750,000	3,680,000	6,430,000	Junior Subordinated Bonds, 7.434% due 12/15/17 (a)(b)(c)	1,390,345	1,862,926	1,787	3,255,058
2,000,000		2,000,000	BOI Capital Funding, 5.571% due 2/1/49 (a)	439,614		396	440,010
3,510,000		3,510,000	CBA Capital Trust I, 5.805% due 6/30/49 (a)	2,356,509		6,781	2,363,290
990,000	1,232,000	2,222,000	Comerica Capital Trust II, Capital Securities, 6.576% due 2/20/37 (b)	397,436	495,370	629	893,435
			Glitnir Banki HF:
1,100,000	1,963,000	3,063,000	Notes, 6.330% due 7/28/11 (a)(d)	52,250	103,058	5,500	160,808
700,000	3,758,000	4,458,000	Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)(d)	105	19,354	3,500	22,959
1,900,000	2,857,000	4,757,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	285	14,714	9,500	24,499
1,490,000		1,490,000	HBOS Capital Funding LP, 6.071% due 6/30/49 (a)	551,078		495	551,573
760,000		760,000	HSBC Capital Funding LP, 4.610% due 6/27/49 (a)	411,836		1,900	413,736
1,640,000	2,472,000	4,112,000	HSBK Europe BV, 7.250% due 5/3/17 (a)	885,600	1,347,240	8,200	2,241,040
			ICICI Bank Ltd., Subordinated Bonds:
702,000	735,000	1,437,000	6.375% due 4/30/22 (a)(b)	368,629	386,987	983	756,599
170,000	438,000	608,000	6.375% due 4/30/22 (a)(b)	89,610	231,279	156	321,045
5,000		5,000	KeyBank NA, 5.800% due 7/1/14	4,401		5	4,406
2,250,000	1,980,000	4,230,000	Landsbanki Islands HF, 7.431% due 10/19/17 (a)(b)(c)(d)	337	10,197	11,251	21,785
3,565,000		3,565,000	Mizuho Financial Group, 5.790% due 4/15/14 (a)	3,165,695		3,476	3,169,171
1,270,000	1,760,000	3,030,000	Natixis, 10.000% due 4/30/18 (a)(b)(c)	589,166	817,430	684	1,407,280
320,000		320,000	Rabobank Capital Funding Trust II, 5.260% due 12/31/49 (a)	169,290		161	169,451
3,120,000		3,120,000	Rabobank Capital Funding Trust III, 5.254% due 10/21/49 (a)	1,710,612		2,355	1,712,967
4,020,000	7,323,000	11,343,000	RBS Capital Trust III, Subordinated Notes, 5.512% due 9/30/14 (b)(c)	1,607,027	2,930,298	1,576	4,538,901
2,520,000	3,974,000	6,494,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	1,199,742	1,893,846	1,187	3,094,775

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$ 200,000	$300,000	$500,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(c)	$79,657	$119,619	$89	$199,365
			RSHB Capital, Loan Participation Notes:
2,040,000	1,863,000	3,903,000	7.175% due 5/16/13 (a)	1,479,000	1,359,990	10,200	2,849,190
1,700,000	5,400,000	7,100,000	7.125% due 1/14/14 (a)	1,139,000	3,645,000	8,500	4,792,500
570,000		570,000	RSHB Capital SA, 6.299% due 5/15/17 (a)	324,900		2,850	327,750
3,385,000	5,272,000	8,657,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	707,979	1,103,493	542	1,812,014
730,000		730,000	Sumitomo Mitsui Banking Corp., 5.625% due 10/15/49 (a)	540,618		706	541,324
			SunTrust Bank:
770,000		770,000	5.000% due 9/1/15	712,265		986	713,251
	366,000	366,000	Subordinated Notes, 5.450% due 12/1/17		340,891		340,891
1,550,000	2,256,000	3,806,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	1,091,216	1,592,533	2,945	2,686,694
1,100,000	1,420,000	2,520,000	SunTrust Preferred Capital I, 5.853% due 12/15/11 (b)(c)	594,000	767,242	342	1,361,584
			TuranAlem Finance BV, Bonds:
1,709,000	1,948,000	3,657,000	8.250% due 1/22/37 (a)	734,870	847,380	8,545	1,590,795
300,000	423,000	723,000	8.250% due 1/22/37 (a)	129,000	182,948	750	312,698
785,000		785,000	UnionBanCal Corp., 5.250% due 12/16/13	668,696		699	669,395
2,580,000	4,090,000	6,670,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (b)(c)	1,522,200	2,414,163	671	3,937,034
			Wachovia Corp.:
580,000	1,124,000	1,704,000	Senior Notes, 5.750% due 6/15/17	577,298	1,120,613	954	1,698,865
2,000,000	3,811,000	5,811,000	Subordinated Notes, 5.625% due 10/15/16	1,826,994	3,486,665	2,796	5,316,455
1,260,000	1,809,000	3,069,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	1,079,880	1,555,235	3,368	2,638,483
1,500,000	6,010,000	7,510,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (b)(c)	1,237,966	4,964,332	1,052	6,203,350

			Total Commercial Banks	34,655,590	42,573,833	139,661	77,369,084

Consumer Finance — 5.5%
2,165,000	3,449,000	5,614,000	Aiful Corp., Notes, 6.000% due 12/12/11 (a)	876,907	1,397,721	468	2,275,096
			American Express Co.:
	710,000	710,000	7.000% due 3/19/18		719,121		719,121
3,930,000	5,159,000	9,089,000	Subordinated Debentures, 6.800% due 9/1/66 (b)	2,034,368	2,673,832	2,492	4,710,692
670,000	1,000,000	1,670,000	Capital One Financial Corp., Senior Notes, 6.750% due 9/15/17	648,945	970,137	1,047	1,620,129
			Ford Motor Credit Co.:
2,390,000		2,390,000	7.375% due 2/1/11	1,817,504		794	1,818,298
6,828,000		6,828,000	7.246% due 6/15/11	4,506,480		8,535	4,515,015
	2,600,000	2,600,000	Senior Notes, 12.000% due 5/15/15		1,943,492		1,943,492
			GMAC LLC:
2,687,000	2,158,000	4,845,000	7.500% due 12/31/13 (a)	1,961,510	1,607,710	40,305	3,609,525
348,000	710,000	1,058,000	8.000% due 12/31/18 (a)	174,000	365,650	5,220	544,870
2,465,000	2,379,000	4,844,000	8.000% due 11/1/31 (a)	1,465,171	1,416,647	2,687	2,884,505
40,000		40,000	zero coupon bond due 6/15/15	6,753		9	6,762
105,000		105,000	HSBC Holdings PLC, 5.250% due 12/12/12	105,497		92	105,589
1,310,000	1,902,000	3,212,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (b)	392,796	570,553	172	963,521

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			SLM Corp.:
			Medium-Term Notes:
$1,400,000	$3,325,000	$4,725,000	5.000% due 10/1/13	$1,001,728	$2,381,435	$981	$3,384,144
	454,000	454,000	5.050% due 11/14/14		302,482		302,482
	816,000	816,000	5.625% due 8/1/33		496,274		496,274
1,290,000	540,000	1,830,000	Senior Notes, 8.450% due 6/15/18	1,019,901	427,570	1,516	1,448,987

			Total Consumer Finance	16,011,560	15,272,624	64,318	31,348,502

Diversified Financial Services — 11.3%
	3,734,000	3,734,000	AES El Salvador Trust, Senior Notes, 6.750% due 2/1/16 (a)		2,680,273		2,680,273
860,000	1,752,000	2,612,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	205,408	418,859	196	624,463
5,170,000		5,170,000	AIG SunAmerica Global Financing VI, 6.300% due 5/10/11 (a)	4,445,528		2,295	4,447,823
1,000,000		1,000,000	BAC Capital Trust XI, 6.625% due 5/23/36	924,062		2,781	926,843
2,730,000		2,730,000	BAC Capital Trust XIV, 5.630% due 3/15/49	1,093,791		639	1,094,430
1,540,000		1,540,000	Bank of America Corp., 8.000% due 12/29/49	1,107,703		1,590	1,109,293
996,000		996,000	Beaver Valley II Funding, 9.000% due 6/1/17	933,740		1,332	935,072
			Capital One Bank:
690,000		690,000	6.500% due 6/13/13	614,865		570	615,435
	2,342,000	2,342,000	Notes, 5.750% due 9/15/10		2,273,967		2,273,967
1,000,000	1,417,000	2,417,000	Capmark Financial Group Inc., 5.875% due 5/10/12	340,991	483,465	198	824,654
1,980,000		1,980,000	Chase Capital II, 3.693% due 2/1/27	1,034,411		3,535	1,037,946
970,000		970,000	Citigroup Capital XXI, 8.300% due 12/21/57	748,100		1,688	749,788
			Citigroup Inc.:
1,000,000		1,000,000	6.125% due 8/25/36	895,795		2,801	898,596
375,000	750,000	1,125,000	Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18 (b)(c)	247,609	496,155	469	744,233
	4,730,000	4,730,000	Notes, 6.875% due 3/5/38		5,400,388		5,400,388
			General Electric Capital Corp.:
5,000	270,000	275,000	Medium-Term Notes, 6.750% due 3/15/32	5,316	287,933	16	293,265
	50,000	50,000	Senior Notes, Medium-Term Notes, 6.150% due 8/1/37		50,299		50,299
2,040,000	2,400,000	4,440,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	1,282,281	1,510,791	1,891	2,794,963
860,000	1,240,000	2,100,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(b)	384,500	555,076	472	940,048
2,025,000	2,695,000	4,720,000	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	1,469,449	1,960,739	3,834	3,434,022
2,500,000		2,500,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35	1,046,010		1,170	1,047,180
1,260,000		1,260,000	HSBC Finance Corp., 5.500% due 1/19/16	1,196,623		1,710	1,198,333
2,320,000	1,933,000	4,253,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)	968,862	808,135	1,067	1,778,064
			International Lease Finance Corp.:
	1,320,000	1,320,000	6.375% due 3/25/13		897,425		897,425
	5,351,000	5,351,000	Notes, 5.875% due 5/1/13		3,575,442		3,575,442
			JPMorgan Chase & Co.:
1,035,000		1,035,000	4.891% due 9/1/15	1,039,958		410	1,040,368
			Subordinated Notes:
	2,782,000	2,782,000	6.625% due 3/15/12		2,851,906		2,851,906
325,000	6,176,000	6,501,000	6.125% due 6/27/17	319,840	6,087,844	521	6,408,205

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$982,000		$982,000	Lukoil International Finance BV, 6.356% due 6/7/17 (a)	$599,020			$599,020
	$1,263,000	1,263,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)		$881,156		881,156
750,000		750,000	Petroplus Finance Ltd., 7.000% due 5/1/17 (a)	457,500		$3,750	461,250
230,000	2,194,000	2,424,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)	155,165	1,491,108	1,150	1,647,423
			TNK-BP Finance SA:
100,000		100,000	6.625% due 3/20/17	48,000		500	48,500
870,000	1,394,000	2,264,000	Bonds, 7.500% due 7/18/16 (a)	452,400	731,850	4,350	1,188,600
310,000	1,170,000	1,480,000	Senior Notes, 7.875% due 3/13/18 (a)	155,000	590,850	1,550	747,400
920,000		920,000	UFJ Finance Aruba AEC, 6.750% due 7/15/13	899,206		860	900,066
3,030,000		3,030,000	UBS Preferred Funding Trust V, 6.243% due 5/15/49	1,654,756		2,066	1,656,822
4,990,000	7,238,000	12,228,000	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65 (a)(b)	2,330,574	3,384,503	2,760	5,717,837

			Total Diversified Financial Services	27,056,463	37,418,164	46,171	64,520,798

Insurance — 4.2%
410,000	1,078,000	1,488,000	ACE INA Holdings Inc., Senior Notes, 5.700% due 2/15/17	367,624	968,099	577	1,336,300
1,450,000	1,771,000	3,221,000	Allstate Corp., 6.500% due 5/15/57 (b)	815,348	998,006	1,766	1,815,120
230,000	2,064,000	2,294,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	85,968	772,658	132	858,758
90,000		90,000	ASIF Global Financing XIX, 4.900% due 1/17/13 (a)	72,247		62	72,309
1,630,000		1,630,000	Axa, 8.600% due 12/15/30	1,067,288		1,976	1,069,264
910,000	1,301,000	2,211,000	Chubb Corp., Junior Subordinated Notes, 6.375% due 3/29/67 (b)	564,375	808,002	792	1,373,169
760,000	1,063,000	1,823,000	Everest Reinsurance Holdings Inc., 6.600% due 5/15/37 (b)	310,177	434,359	371	744,907
			Hartford Financial Services Group Inc.:
	550,000	550,000	6.300% due 3/15/18		417,722		417,722
825,000	500,000	1,325,000	8.125% due 6/15/38 (b)	434,362	263,588	558	698,508
			Liberty Mutual Group:
720,000		720,000	5.750% due 3/15/14 (a)	465,436		472	465,908
810,000	1,240,000	2,050,000	Junior Subordinated Bonds, 7.800% due 3/15/37 (a)	363,489	557,271	535	921,295
3,325,000	4,027,000	7,352,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	1,995,000	2,421,785	4,611	4,421,396
			Prudential Financial Inc.:
	1,670,000	1,670,000	5.150% due 1/15/13		1,357,633		1,357,633
910,000	1,410,000	2,320,000	8.875% due 6/15/38 (b)	586,249	909,577	783	1,496,609
			Travelers Cos. Inc.:
710,000		710,000	6.250% due 6/15/37	682,644		2,214	684,858
1,790,000	4,066,000	5,856,000	Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	1,172,516	2,667,174	1,670	3,841,360
			Willis North America Inc.:
760,000		760,000	5.125% due 7/15/10	620,424		209	620,633
660,000	1,709,000	2,369,000	Senior Notes, 5.625% due 7/15/15	483,125	1,252,584	611	1,736,320

				10,086,272	13,828,458	17,339	23,932,069

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
Real Estate Investment Trusts (REITs) — 0.6%
$1,440,000		$1,440,000	Health Care REIT Inc., 5.875% due 5/15/15	$994,228		$1,204	$995,432
			iStar Financial Inc.:
10,000		10,000	5.375% due 4/15/10	4,600		1	4,601
3,610,000		3,610,000	5.950% due 10/15/13	1,137,150		881	1,138,031
	$3,715,000	3,715,000	Senior Notes, 5.150% due 3/1/12		$1,170,868		1,170,868

			Total Real Estate Investment Trusts (REITs)	2,135,978	1,170,868	2,086	3,308,932

Thrifts & Mortgage Finance — 0.9%
1,750,000		1,750,000	BB&T Capital Trust II, 6.750% due 6/7/36	1,397,525		3,791	1,401,316
	4,110,000	4,110,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12		4,008,878		4,008,878

			Total Thrifts & Mortgage Finance	1,397,525	4,008,878	3,791	5,410,194

			TOTAL FINANCIALS	100,752,564	135,145,148	312,271	236,209,983

HEALTH CARE — 6.2%

Health Care Equipment & Supplies — 0.5%
	872,000	872,000	Baxter International Inc., Senior Notes, 5.900% due 9/1/16		944,592		944,592
840,000	1,209,000	2,049,000	Hospira Inc., Senior Notes, 6.050% due 3/30/17	682,263	983,472	1,043	1,666,778

			Total Health Care Equipment & Supplies	682,263	1,928,064	1,043	2,611,370

Health Care Providers & Services — 5.7%
	2,695,000	2,695,000	Aetna Inc., Senior Notes, 6.000% due 6/15/16		2,482,292		2,482,292
1,100,000	1,671,000	2,771,000	Cardinal Health Inc., Senior Notes, 5.800% due 10/15/16	995,146	1,514,009	1,509	2,510,664
1,150,000		1,150,000	Coventry Health Care Inc., 5.950% due 3/15/17	599,544		811	600,355
			HCA Inc.:
1,790,000		1,790,000	6.300% due 10/1/12	1,261,950		8,950	1,270,900
2,130,000		2,130,000	6.250% due 2/15/13	1,331,250		10,650	1,341,900
150,000		150,000	5.750% due 3/15/14	90,750		750	91,500
1,100,000		1,100,000	9.125% due 11/15/14	1,020,250		2,750	1,023,000
1,380,000		1,380,000	9.250% due 11/15/16	1,266,150		3,450	1,269,600
	3,303,000	3,303,000	Senior Notes, 6.500% due 2/15/16		2,047,860		2,047,860
			Humana Inc.:
600,000		600,000	6.450% due 6/1/16	474,388		654	475,042
	3,657,000	3,657,000	Senior Notes, 6.300% due 8/1/18		2,744,132		2,744,132
565,000	1,432,000	1,997,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	548,435	1,390,607	233	1,939,275
			UnitedHealth Group Inc.:
1,610,000		1,610,000	6.000% due 11/15/17	1,439,234		2,384	1,441,618
	5,236,000	5,236,000	Senior Notes, 5.000% due 8/15/14		4,822,157		4,822,157
1,450,000	2,603,000	4,053,000	Universal Health Services Inc., Notes, 7.125% due 6/30/16	1,251,536	2,249,825	1,728	3,503,089
1,560,000		1,560,000	WellPoint Inc., 5.875% due 6/15/17	1,419,810		2,291	1,422,101

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
	$3,380,000	$3,380,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12		$3,259,794		$3,259,794

			Total Health Care Providers & Services	$11,698,443	20,510,676	$36,160	32,245,279

Pharmaceuticals — 0.0%
$440,000		440,000	Wyeth, 5.950% due 4/1/37	488,526		1,755	490,281

			TOTAL HEALTH CARE	12,869,232	22,438,740	38,958	35,346,930

INDUSTRIALS — 3.1%

Aerospace and Defense — 0.4%
1,000,000		1,000,000	L-3 Communications Corp., 7.625% due 6/15/12	977,500		2,500	980,000
			United Technologies Corp.:
200,000		200,000	6.125% due 2/1/19	213,979		405	214,384
1,140,000		1,140,000	5.400% due 5/1/35	1,074,344		3,658	1,078,002

			Total Aerospace and Defense	2,265,823		6,563	2,272,386

Airlines — 0.1%
			Continental Airlines Inc.:
149,004		149,004	6.545% due 2/2/19	119,203			119,203
427,062		427,062	7.256% due 3/15/20	328,838			328,838

			Total Airlines	448,041			448,041

Building Products — 0.4%
			American Standard Inc.:
37,000		37,000	8.250% due 6/1/09	37,225		3	37,228
5,000		5,000	7.625% due 2/15/10	5,000		1	5,001
	3,159,000	3,159,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (a)		2,654,015		2,654,015

			Total Building Products	42,225	2,654,015	4	2,696,244

Commercial Services & Supplies — 0.4%
			Waste Management Inc.:
690,000		690,000	7.375% due 5/15/29	588,889		1,423	590,312
	1,717,000	1,717,000	Senior Notes, 7.750% due 5/15/32		1,540,022		1,540,022

			Total Commercial Services & Supplies	588,889	1,540,022	1,423	2,130,334

Industrial Conglomerates — 1.2%
			Tyco International Group SA:
	40,000	40,000	Notes, 6.125% due 1/15/09		39,948		39,948
	120,000	120,000	Senior Notes, 6.375% due 10/15/11		118,027		118,027
2,051,000	4,000,000	6,051,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	1,585,983	3,098,844	2,949	4,687,776
	2,370,000	2,370,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35		2,241,110		2,241,110

			Total Industrial Conglomerates	1,585,983	5,497,929	2,949	7,086,861

Road & Rail — 0.6%
38,638		38,638	Burlington Northern Rail Road Co., 7.330% due 6/23/10	39,302			39,302

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$348,000		$348,000	Norfolk Southern Corp., 7.875% due 5/15/43	$345,415		$1,017	$346,432
	$2,988,000	2,988,000	Union Pacific Corp., Debentures, 6.625% due 2/1/29		$2,836,451		2,836,451

			Total Road & Rail	384,717	2,836,451	1,017	3,222,185

			TOTAL INDUSTRIALS	5,315,678	12,528,417	11,956	17,856,051

INFORMATION TECHNOLOGY — 0.4%

IT Services — 0.4%
570,000	1,540,000	2,110,000	Electronic Data Systems Corp., Notes, 7.450% due 10/15/29	617,492	1,672,865	1,685	2,292,042

MATERIALS — 4.7%

Chemicals — 0.4%
			Dow Chemical Co.:
	830,000	830,000	5.700% due 5/15/18		738,667		738,667
800,000		800,000	7.375% due 11/1/29	753,422		1,934	755,356
	950,000	950,000	PPG Industries Inc., 5.750% due 3/15/13		940,352		940,352

			Total Chemicals	753,422	1,679,019	1,934	2,434,375

Metals & Mining — 3.8%
260,000	1,570,000	1,830,000	Alcoa Inc., Notes, 6.000% due 7/15/13	235,088	1,420,928	225	1,656,241
	1,000,000	1,000,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13		949,160		949,160
540,000		540,000	Evraz Group SA, 8.875% due 4/24/13 (a)	275,400		2,700	278,100
4,520,000	7,469,000	11,989,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,706,400	6,133,065	5,135	9,844,600
2,232,000		2,232,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (a)	1,872,335		2,866	1,875,201
2,178,000	4,999,000	7,177,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	1,976,971	4,550,090	5,445	6,532,506
	1,220,000	1,220,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)		738,100		738,100

			Total Metals & Mining	8,066,194	13,791,343	16,371	21,873,908

Paper & Forest Products — 0.5%
870,000	1,979,000	2,849,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	778,780	1,772,725	538	2,552,043

			TOTAL MATERIALS	9,598,396	17,243,087	18,843	26,860,326

TELECOMMUNICATION SERVICES — 9.3%

Diversified Telecommunication Services — 6.8%
1,200,000	1,633,000	2,833,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	1,507,362	2,057,288	4,423	3,569,073
			AT&T Inc.:
760,000		760,000	5.100% due 9/15/14	747,070		911	747,981
500,000	2,730,000	3,230,000	5.600% due 5/15/18	509,072	2,784,567	922	3,294,561
420,000	1,155,000	1,575,000	British Telecommunications PLC, Bonds, 9.125% due 12/15/30	446,435	1,230,699	1,092	1,678,226
			Deutsche Telekom International Finance BV:
1,400,000		1,400,000	8.750% due 6/15/30	1,726,399		4,639	1,731,038
670,000		670,000	9.250% due 6/1/32	852,670		2,335	855,005
	4,478,000	4,478,000	Senior Notes, 5.750% due 3/23/16		4,292,718		4,292,718

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			Embarq Corp.:
$ 930,000		$930,000	7.082% due 6/1/16	$716,100		$955	$717,055
	$2,718,000	2,718,000	Notes, 7.995% due 6/1/36		$1,838,466		1,838,466
	1,886,000	1,886,000	Senior Notes, 6.738% due 6/1/13		1,595,118		1,595,118
	1,247,000	1,247,000	France Telecom SA, Notes, 8.500% due 3/1/31		1,569,977		1,569,977
			Koninklijke KPN NV, Senior Notes:
	1,109,000	1,109,000	8.000% due 10/1/10		1,119,653		1,119,653
	1,380,000	1,380,000	8.375% due 10/1/30		1,562,837		1,562,837
	1,848,000	1,848,000	SBC Communications Inc., Notes, 5.100% due 9/15/14		1,818,776		1,818,776
			Telecom Italia Capital SpA:
2,070,000		2,070,000	7.200% due 7/18/36	1,593,900		4,014	1,597,914
	3,850,000	3,850,000	Senior Notes, 6.000% due 9/30/34		2,663,542		2,663,542
800,000	2,695,000	3,495,000	Telefonica Emisiones SAU, Senior Notes, 7.045% due 6/20/36	873,225	2,951,028	2,776	3,827,029
			Verizon Global Funding Corp., Senior Notes:
375,000	1,540,000	1,915,000	7.750% due 6/15/32	414,695	1,707,846	1,177	2,123,718
1,350,000	144,000	1,494,000	5.850% due 9/15/35	1,343,182	143,754	4,512	1,491,448
680,000		680,000	VIP Finance Ireland Ltd, 8.375% due 4/30/13 (a)	435,200		3,400	438,600

			Total Diversified Telecommunication Services	11,165,310	27,336,269	31,156	38,532,735

Wireless Telecommunication Services — 2.5%
1,070,000	1,740,000	2,810,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	951,261	1,555,611	5,350	2,512,222
980,000	2,830,000	3,810,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	1,225,084	3,547,453	3,363	4,775,900
			Nextel Communications Inc.:
469,000		469,000	5.950% due 3/15/14	196,980		178	197,158
1,600,000		1,600,000	7.375% due 8/1/15	672,000		306	672,306
1,000,000		1,000,000	Rogers Wireless Inc., 6.375% due 3/1/14	950,598		1,021	951,619
			Sprint Capital Corp.:
920,000	1,320,000	2,240,000	Global Notes, 6.900% due 5/1/19	653,200	938,740	1,073	1,593,013
			Senior Notes:
360,000	1,540,000	1,900,000	8.375% due 3/15/12	288,000	1,232,804	188	1,520,992
	3,000,000	3,000,000	8.750% due 3/15/32		2,028,813		2,028,813

			Total Wireless Telecommunication Services	4,937,123	9,303,421	11,479	14,252,023

			TOTAL TELECOMMUNICATION SERVICES	16,102,433	36,639,690	42,635	52,784,758

UTILITIES — 6.0%

Electric Utilities — 4.6%
850,000		850,000	Cleveland Electric Illuminating Co., 7.880% due 11/1/17	873,182		1,381	874,563
			Commonwealth Edison Co.:
1,590,000	390,000	1,980,000	5.800% due 3/15/18	1,437,055	353,092	2,474	1,792,621
	1,040,000	1,040,000	6.450% due 1/15/38		932,617		932,617
310,000		310,000	Detroit Edison Co., 5.200% due 10/15/12	305,836		259	306,095
790,000	1,040,000	1,830,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	732,725	969,800	3,950	1,706,475
			Energy Future Holdings Corp.:
130,000	10,000	140,000	10.875% due 11/1/17 (a)	92,300	7,150	650	100,100
2,930,000	3,160,000	6,090,000	11.250% due 11/1/17 (a)(e)	1,421,050	1,548,400	14,650	2,984,100

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			FirstEnergy Corp., Notes:
	$583,000	$583,000	6.450% due 11/15/11		$551,435		$551,435
$2,565,000	5,883,000	8,448,000	7.375% due 11/15/31	$2,426,531	5,580,267	$6,477	8,013,275
			Pacific Gas & Electric Co.:
1,900,000	2,605,000	4,505,000	First Mortgage Bonds, 6.050% due 3/1/34	2,017,912	2,775,823	6,681	4,800,416
	500,000	500,000	Senior Notes, 8.250% due 10/15/18		601,781		601,781
	3,080,000	3,080,000	Progress Energy Inc., Senior Notes, 7.750% due 3/1/31		3,091,858		3,091,858
	720,000	720,000	Virginia Electric and Power Co., Senior Notes, 8.875% due 11/15/38		913,990		913,990

			Total Electric Utilities	9,306,591	17,326,213	36,522	26,669,326

Gas Utilities — 0.7%
	3,657,000	3,657,000	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15		3,224,373		3,224,373
850,000		850,000	Intergas Finance BV, 6.375% due 5/14/17 (a)	493,000		4,250	497,250
480,000		480,000	Southern Natural Gas Co., 5.900% due 4/1/17 (a)	380,380		2,400	382,780

			Total Gas Utilities	873,380	3,224,373	6,650	4,104,403

Independent Power Producers & Energy Traders — 0.7%
1,690,000		1,690,000	Dynegy Holdings Inc., 8.750% due 2/15/12	1,487,200		8,450	1,495,650
			TXU Corp., Senior Notes:
	38,000	38,000	5.550% due 11/15/14		17,945		17,945
2,730,000	3,349,000	6,079,000	6.500% due 11/15/24	965,841	1,201,581	13,650	2,181,072
	1,043,000	1,043,000	6.550% due 11/15/34		357,323		357,323

			Total Independent Power Producers & Energy Traders	2,453,041	1,576,849	22,100	4,051,990

Multi-Utilities — 0.0%
270,000		270,000	DTE Energy Co., 6.350% due 6/1/16	241,970		344	242,314

			TOTAL UTILITIES	12,874,982	$22,127,435	65,616	35,068,033

			TOTAL CORPORATE BONDS & NOTES	203,061,498	334,778,392	668,918	538,508,808

			(Cost)	$305,819,733	$462,402,130		$768,221,863

CONVERTIBLE BOND & NOTE — 0.2%

CONSUMER DISCRETIONARY — 0.2%

Media — 0.2%
300,000	$490,000	790,000	Omnicom Group Inc., Senior Notes, zero coupon bond to yield 0.551% due 7/1/38	271,125	445,287	1,500	717,912

			(Cost)	$255,088	$416,643		$671,731

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
			Thornburg Mortgage Securities Trust:
1,317,919	1,781,631	3,099,550	6.201% due 9/25/37 (b)	1,011,128	1,369,061	1,602	2,381,791
1,384,327	1,866,509	3,250,836	6.208% due 9/25/37 (b)	980,405	1,326,488	3,407	2,310,300

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS	1,991,533	2,695,549	5,009	4,692,091

			(Cost)	$2,678,761	$3,615,444		$6,294,205

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
MORTGAGE BACKED SECURITIES — 0.0%

FHLMC — 0.0%
$45,677		$45,677	Federal Home Loan Mortgage Corp. (FHLMC), 5.111% due 9/1/24 (f) (Cost — $45,717)	$45,493		$14	$45,507

U.S. GOVERNMENT & AGENCY OBLIGATION — 0.6%

U.S. Government Obligations — 0.6%
	$2,955,000	2,955,000	U.S. Treasury Notes, 3.750% due 11/15/18 (Cost — $3,382,963)		$3,346,074		3,346,074

Shares	Shares	Shares
PREFERRED STOCKS — 0.1%

FINANCIALS — 0.1%

Consumer Finance — 0.1%
616	594	1,210	Preferred Blocker Inc., 9.000% (a)*	154,000	178,200	30,800	363,000

Thrifts & Mortgage Finance — 0.0%
244,245	351,225	595,470	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)(f)*	95,255	136,978	1	232,234
35,925	46,575	82,500	Federal National Mortgage Association (FNMA), 8.250% (b)(f)*	29,818	38,657	—	68,475

			Total Thrifts & Mortgage Finance	125,073	175,635	1	300,709

			TOTAL PREFERRED STOCKS	279,073	353,835	30,801	663,709

			(Cost)	$4,615,075	$6,326,005		$10,941,080

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS	205,648,722	341,619,137	706,242	547,974,101

			(Cost)	$313,414,374	$476,143,185		$789,557,559

Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 1.3%

U.S. Government & Agency Obligation — 0.2%
$300,000	$863,000	$1,163,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.351% due 5/18/09 (f)(g)(h)	$299,716	$862,266	$29	$1,162,011

			(Cost)	$299,600	$861,851		$1,161,451

See Notes to Pro Forma Combined Financial Statements

Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Combined Legg Mason Partners Corporate Bond Fund		Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value		Value
Repurchase Agreement — 1.1%
	$6,351,000	$6,351,000	Morgan Stanley tri-party repurchase agreement dated 12/31/08, 0.020% due 1/2/09; Proceeds at maturity — $6,351,007; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/20; Market value — $6,478,474)		$6,351,000			$6,351,000

			(Cost)		$6,351,000			$6,351,000

			TOTAL SHORT-TERM INVESTMENTS	$299,716	7,213,266	$29		7,513,011

			(Cost)	$299,600	$7,212,851			$7,512,451

			TOTAL INVESTMENTS — 97.4%	205,948,438	348,832,403	706,271	†	555,487,112

			(Cost#)	$313,713,974	$483,356,036			$797,070,010
			Other Assets in Excess of Liabilities — 2.6%	5,433,523	9,464,509	(28,600	)‡	14,869,432

			TOTAL NET ASSETS — 100.0%	$211,381,961	$358,296,912	$677,671		$570,356,544

*	Non-income producing security.
†	Reflects adjustment resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.
‡	Reflects adjustment for estimated reorganization costs related to the Acquiring Fund. For details of estimated Reorganization costs allocated to the Acquiring Fund, please see the section of the Proxy Statement/Prospectus entitled “Proxy Solicitation.”
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Security is currently in default.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GMAC	— General Motors Acceptance Corp.

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Statement of Assets and Liabilities

As of December 31, 2008 (unaudited)

	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Corporate Bond Fund
ASSETS:
Investments, at cost	$313,713,974	$483,356,036	—		$797,070,010

Investments, at value	$205,948,438	$348,832,403	$706,271	(a)	$555,487,112
Cash	108,092	2,190,454	—		2,298,546
Receivable for securities sold	6,270,550	—	—		6,270,550
Receivable for Fund shares sold	328,220	2,323,972	—		2,652,192
Interest and dividends receivable	4,645,644	7,302,267	—		11,947,911
Receivable from broker—variation margin on open futures contracts	207,765	671,250	—		879,015
Prepaid expenses	—	44,582	—		44,582
Other assets	1,226	—	—		1,226

Total Assets	217,509,935	361,364,928	706,271		579,581,134

LIABILITIES:
Payable for securities purchased	3,833,796	—	—		3,833,796
Payable for Fund shares repurchased	2,059,799	2,242,321	—		4,302,120
Investment Management fee payable	6,124	186,490	—		192,614
Distribution fees payable	104,877	110,669	—		215,546
Trustees’/Directors’ fees payable	6,039	6,541	—		12,580
Distributions payable	—	66,830	—		66,830
Accrued expenses	117,339	455,165	28,600	(b)	601,104

Total Liabilities	6,127,974	3,068,016	28,600		9,224,590

Total Net Assets	$211,381,961	$358,296,912	$677,671		$570,356,544

NET ASSETS:
Par value	$30,350	$425	$(30,099	)(c)	$676
Paid-in capital in excess of par value	334,791,334	541,285,512	30,099	(c)	876,106,945
Undistributed/(overdistributed) net investment income	216,024	(135,260)	(28,600	)(b)	52,164
Accumulated net realized loss on investments and futures contracts	(16,228,226)	(46,385,225)	—		(62,613,451)
Net unrealized depreciation on investments and futures contracts	(107,427,521)	(136,468,540)	706,271	(a)	(243,189,790)

Total Net Assets	$211,381,961	$358,296,912	$677,671		$570,356,544

Net Assets:
Class A	—	$254,935,628	$(12,799	)(b)	$254,922,829
Class B	—	55,708,838	(2,797	)(b)	55,706,041
Class C	—	45,560,127	(2,287	)(b)	45,557,840
Class I	—	2,092,319	9,977,609	(a)(b)(d)	12,069,928
Class P	—	—	202,099,906	(a)(b)(d)	202,099,906
Primary Class	$201,436,976	—	(201,436,976	)(d)	—
Institutional Class	9,944,985	—	(9,944,985	)(d)	—

	$211,381,961	$358,296,912	$677,671		$570,356,544

	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Corporate Bond Fund
Shares Outstanding:
Class A	—	30,228,959	—		30,228,959
Class B	—	6,620,662	—		6,620,662
Class C	—	5,434,260	—		5,434,260
Class I	—	248,396	1,184,594	(d)(e)	1,432,990
Class P	—	—	23,965,169	(d)(e)	23,965,169
Primary Class	28,922,278	—	(28,922,278	)(d)(e)	—
Institutional Class	1,427,647	—	(1,427,647	)(d)(e)	—
Net Asset Value:
Class A		$8.43			$8.43
Class B		$8.41			$8.41
Class C		$8.38			$8.38
Class I		$8.42			$8.42
Class P					$8.43
Primary Class	$6.96
Institutional Class	$6.97

(a)

Reflects adjustment resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.

(b)

Reflects adjustment for estimated reorganization costs of $28,600 related to the Acquiring Fund. For details of estimated Reorganization expenses allocated to the Acquiring Fund, please refer to the section entitled “Proxy Solicitation” in the Proxy Statement/Prospectus.

(c)	Adjustment to reflect the par value of the combined Fund’s shares outstanding due to the Reorganization.

(d)	Legg Mason Investment Grade Income Portfolio Primary Class and Institutional Class shares will be exchanged for Legg Mason Partners Corporate Bond Fund Class P and Class I shares, respectively.

(e)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Operations for Legg Mason Investment Grade Income Portfolio and Legg Mason Partners Corporate Bond Fund for the Year Ended December 31, 2008 (unaudited)

	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Corporate Bond Fund
INVESTMENT INCOME:
Interest	$25,454,461	$35,628,753	—		$61,083,214
Dividends	119,560	154,806	—		274,366

Total Investment Income	25,574,021	35,783,559	—		61,357,580

EXPENSES:
Investment management fee	1,973,193	3,049,059	$(626,566	)(a)(d)	4,395,686

Distribution fees:
Class A	—	837,211	—		837,211
Class B	—	584,727	—		584,727
Class C	—	401,455	—		401,455
Class P	—	—	1,569,891	(b)	1,569,891
Primary Class	1,569,891	—	(1,569,891	)(b)	—

Transfer agent fees:
Class A	—	586,516	—		586,516
Class B	—	292,306	—		292,306
Class C	—	278,944	—		278,944
Class I	—	93	20,055	(b)	20,148
Class P	—	—	237,022	(b)	237,022
Primary Class	237,022	—	(237,022	)(b)	—
Institutional Class	20,055	—	(20,055	)(b)	—

Shareholder reports:
Class A	—	207,636	—		207,636
Class B	—	19,248	—		19,248
Class C	—	8,761	—		8,761
Class I	—	3	2,977	(b)(c)	2,980
Class P	—	—	62,223	(b)(c)	62,223
Primary Class	77,779	—	(77,779	)(b)	—
Institutional Class	3,718	—	(3,718	)(b)	—
Custody fees	52,417	4,183	(50,000	)(c)	6,600
Registration fees	38,064	63,423	(19,032	)(c)	82,455
Legal fees	25,959	55,660	(20,393	)(c)	61,226
Insurance	40,493	12,374	(36,444	)(c)	16,423
Audit and tax	44,500	33,894	(33,375	)(c)	45,019
Trustees’/Directors’ fees	64,022	7,737	(51,218	)(c)	20,541
Miscellaneous expenses	10,203	7,941	(9,183	)(c)	8,961

Total Expenses	4,157,316	6,451,171	(862,508)		9,745,979
Less: Fee waivers and/or expenses reimbursements	(942,422)	—	849,763	(a)(d)	(92,659)
Fees paid indirectly	(676)	(123)	—		(799)

Net Expenses	3,214,218	6,451,048	(12,745)		9,652,521

Net Investment Income	22,359,803	29,332,511	12,745		51,705,059

	Legg Mason Investment Grade Income Portfolio	Legg Mason Partners Corporate Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Corporate Bond Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain (Loss) From:
Investment transactions	$(15,718,934)	$(20,555,840)	—	$(36,274,774)
Futures contracts	238,839	(3,926,284)	—	(3,687,445)

Net Realized Loss	(15,480,095)	(24,482,124)	—	(39,962,219)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(98,254,515)	(120,742,763)	—	(218,997,278)
Futures contracts	432,385	(1,995,103)	—	(1,562,718)

Change in Net Unrealized Appreciation/Depreciation	(97,822,130)	(122,737,866)	—	(220,559,996)

Net Loss on Investments and Futures Contracts	(113,302,225)	(147,219,990)	—	(260,522,215)

Decrease in Net Assets From Operations	$(90,942,422)	$(117,887,479)	$12,745	$(208,817,156)

(a)

To adjust expenses to reflect the combined Fund’s estimated fees and expenses based upon the contractual rates that will become effective upon the completion of the Reorganization. Management has agreed to reduce the contractual management fee expense for Legg Mason Partners Corporate Bond Fund from 0.65% to 0.55%, effective as of the closing date of the Reorganization. There will be no reduction in services provided under the contract as a result of this decrease in fees.

(b)	Legg Mason Investment Grade Income Portfolio Primary Class and Institutional Class shares will be exchanged for Legg Mason Partners Corporate Bond Fund Class P and Class I shares, respectively.

(c)	Reflects elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

(d)

It is estimated that the manager’s fee will decrease by approximately $626,500 and that the amount of fee waivers and expense reimbursements made by the manager will decrease by approximately $850,000. Consequently, it is estimated that the manager will benefit as a result of the Reorganization by an increase in net income of approximately $223,500.

See Notes to Pro Forma Combined Financial Statements.

Legg Mason Investment Grade Income Portfolio Reorganization into Legg Mason Partners Corporate Bond Fund

Notes to Pro Forma Combined Financial Statements (unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments as of December 31, 2008 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the year ended December 31, 2008, reflect the accounts of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”) and Legg Mason Partners Corporate Bond Fund (the “Acquiring Fund”), each a “Fund”. Following the combination, Legg Mason Partners Corporate Bond Fund will be the accounting survivor. Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free Reorganization and accordingly, the tax-free Reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the year ended December 31, 2008 as if the Reorganization occurred on December 31, 2008. These Pro Forma Statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end is December 31 for both the Acquired Fund and the Acquiring Fund. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in this Statement of Additional Information. The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The Acquired Fund values fixed-income securities using bid prices. The difference in the valuation policies of the Acquired Fund and the Acquiring Fund resulted in an estimated pro forma adjustment to the Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities of $706,271, as of December 31, 2008.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Legg Mason Partners Corporate Bond Fund

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in securities	$348,832,403	$175,635	$348,656,768	—
Other financial instruments*	(1,944,907)	(1,944,907)	—	—

Total	$346,887,496	$(1,769,272)	$348,656,768	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Legg Mason Investment Grade Income Portfolio

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$205,948,438	$125,073	$205,721,365	$102,000
Other Financial Instruments*	338,015	338,015	—	—

Total	$206,286,453	$463,088	$205,721,365	$102,000

*	Other financial instruments may include written options, futures, swaps and forward contracts.

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$—
Net purchases (sales)	1,425,316
Accrued Premiums/Discounts	18,353
Change in unrealized appreciation (depreciation)	(1,341,669)

Balance as of December 31, 2008	$102,000

4. Shares of Beneficial Interest:

The unaudited pro forma net asset value per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2008. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. Management has agreed to reduce the contractual management fee expense for Legg Mason

Corporate Bond Fund from 0.65% to 0.55%, effective as of the Closing Date of the Reorganization. The pro forma investment management fee of the combined Fund is based on the Acquiring Fund’s combined level of average net assets and is calculated as if the contractual management fee rate effective upon the Closing Date of the Reorganization had been in effect for the year ended December 31, 2008. The pro forma plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the year ended December 31, 2008.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

Legg Mason Limited Duration Bond Portfolio (Acquired Fund) and Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)

Shown below are the financial statements for each of Legg Mason Limited Duration Bond Portfolio and Legg Mason Partners Short-Term Bond Fund and pro forma financial statements for the combined Fund, assuming the Reorganization of those Funds was consummated as of December 31, 2008. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

The pro forma financial statements are unaudited and are based on financial statements as of and for the year ended December 31, 2008.

Pro Forma Combined Schedule of Investments

As of December 31, 2008 (unaudited)

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value
CORPORATE BONDS & NOTES — 37.9%

CONSUMER DISCRETIONARY — 3.6%

Media — 3.4%
$1,100,000	$2,400,000	$3,500,000	Clear Channel Communications Inc., Senior Notes, 4.250% due 5/15/09	$968,000	$2,124,000	$5,500	$3,097,500
			Comcast Cable Communications Inc.:
600,000	1,500,000	2,100,000	6.875% due 6/15/09	602,811	1,507,191	65	2,110,067
	1,600,000	1,600,000	Senior Notes, 6.750% due 1/30/11		1,606,848		1,606,848
	1,000,000	1,000,000	News America Holdings Inc., 9.250% due 2/1/13		1,077,652		1,077,652
180,000	370,000	550,000	Time Warner Cable Inc., Senior Notes, 8.250% due 2/14/14	182,604	375,739	188	558,531
830,000	1,020,000	1,850,000	Time Warner Inc., 5.500% due 11/15/11	779,880	959,024	502	1,739,406
280,000	620,000	900,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	288,171	638,659	256	927,086

			Total Media	2,821,466	8,289,113	6,511	11,117,090

Leisure Equipment and Products — 0.0%
110,000		110,000	Eastman Kodak Co., 7.250% due 11/15/13	70,950		550	71,500

Multiline Retail — 0.2%
330,000	660,000	990,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	245,115	490,564	167	735,846

			TOTAL CONSUMER DISCRETIONARY	3,137,531	8,779,677	7,228	11,924,436

CONSUMER STAPLES — 0.9%

Beverages — 0.4%
350,000	830,000	1,180,000	Diageo Capital PLC, 5.200% due 1/30/13	344,407	817,474	311	1,162,192

Food & Staples Retailing — 0.2%
500,000		500,000	Wal-Mart Stores Inc., 5.800% due 2/15/18	553,275		991	554,266

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

Tobacco — 0.3%
$ 400,000	$700,000	$1,100,000	Philip Morris International Inc., 4.875% due 5/16/13	$401,145	$702,687	$390	$1,104,222

			TOTAL CONSUMER STAPLES	1,298,827	1,520,161	1,692	2,820,680

ENERGY — 5.9%

Oil, Gas & Consumable Fuels — 5.9%
	1,440,000	1,440,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11		1,440,279		1,440,279
870,000	2,000,000	2,870,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	870,311	2,001,774	461	2,872,546
520,000	1,300,000	1,820,000	Apache Corp., Notes, 6.250% due 4/15/12	544,573	1,362,438	402	1,907,413
	1,000,000	1,000,000	ConocoPhillips, 4.750% due 10/15/12		997,574		997,574
350,000	1,000,000	1,350,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	353,206	1,009,782	218	1,363,206
	1,000,000	1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13		952,338		952,338
590,000	1,170,000	1,760,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	468,827	935,557	2,950	1,407,334
120,000	250,000	370,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	123,649	258,018	200	381,867
	890,000	890,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14		907,170		907,170
510,000		510,000	Hess Corp., 6.650% due 8/15/11	509,798			509,798
810,000	1,700,000	2,510,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	787,839	1,654,314	393	2,442,546
690,000	1,430,000	2,120,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	753,097	1,562,371	774	2,316,242
252,000	479,000	731,000	Pemex Project Funding Master Trust, Senior Notes, 2.820% due 12/3/12 (a)(b)	210,420	402,360	1,260	614,040
440,000	1,000,000	1,440,000	XTO Energy Inc., Senior Notes, 5.650% due 4/1/16	403,686	918,793	583	1,323,062

			TOTAL ENERGY	5,025,406	14,402,768	7,240	19,435,415

FINANCIALS — 15.6%

Capital Markets — 3.4%
200,000	1,540,000	1,740,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	207,836	1,603,009	347	1,811,192
900,000		900,000	Deutsche Bank AG, 6.000% due 9/1/17	954,948		1,616	956,564
2,080,000	3,500,000	5,580,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(c)	799,600	1,346,303	489	2,146,392
350,000	480,000	830,000	Goldman Sachs Group Inc., 6.600% due 1/15/12	345,333	473,918	232	819,483
190,000		190,000	Kaupthing Bank HF, 4.958% due 1/15/10 (b)(d)	11,400		950	12,350
			Kaupthing Bank HF, Senior Notes:
420,000	1,700,000	2,120,000	5.750% due 10/4/11 (b)(d)	25,200	110,500	2,100	137,800
330,000	560,000	890,000	7.625% due 2/28/15 (b)(d)(e)(f)	19,800	33,600		53,400
970,000	1,650,000	2,620,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(c)(d)	97	165		262
340,000	470,000	810,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17 (d)	34	47		81

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

			Merrill Lynch & Co. Inc.:
			Medium-Term Notes:
	$1,000,000	$1,000,000	4.250% due 2/8/10		$977,697		$977,697
$ 720,000	1,210,000	1,930,000	6.150% due 4/25/13	$713,440	1,200,094	$666	1,914,200
700,000	1,000,000	1,700,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	690,605	987,367	552	1,678,524
330,000	460,000	790,000	Morgan Stanley, Notes, 6.600% due 4/1/12	319,041	445,041	228	764,310

			Total Capital Markets	4,087,334	7,177,741	7,180	11,272,255

Commercial Banks — 4.3%
			Glitnir Banki HF:
1,550,000	2,000,000	3,550,000	Notes, 5.815% due 1/21/11 (a)(b)(d)	73,625	105,000	7,750	186,375
50,000	300,000	350,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	8	1,545	250	1,803
			HSBC Bank PLC:
1,000,000		1,000,000	7.333% due 7/20/12 (b)	505,000			505,000
70,000		70,000	7.468% due 8/20/12	37,569			37,569
70,000		70,000	7.718% due 8/20/12	37,905			37,905
1,900,000		1,900,000	Keycorp, 2.646% due 12/15/10 Landsbanki Islands HF:	1,906,975		1,089	1,908,064
240,000	350,000	590,000	7.431% due 10/19/17 (a)(b)(c)(d)	36	1,803	1,200	3,039
620,000	1,100,000	1,720,000	Senior Notes, 6.100% due 8/25/11 (b)(d)	10,850	24,750	3,100	38,700
830,000	1,460,000	2,290,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	395,153	695,776	391	1,091,320
	2,130,000	2,130,000	Royal Bank of Scotland PLC, Senior Notes, 3.000% due 12/9/11 (b)		2,178,847		2,178,847
	1,050,000	1,050,000	RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17 (b)		603,750		603,750
640,000	1,140,000	1,780,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	133,857	238,616	103	372,576
120,000	230,000	350,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	84,481	162,359	228	247,068
320,000	610,000	930,000	TuranAlem Finance BV, Bonds, 5.434% due 1/22/09 (a)(b)	300,800	574,162	400	875,362
	700,000	700,000	VTB Capital SA, Loan Participation Notes, 4.559% due 11/2/09 (a)(b)		622,390		622,390
1,960,000	3,100,000	5,060,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (a)(c)	1,156,400	1,829,806	510	2,986,716
300,000	600,000	900,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	257,114	515,833	803	773,750
350,000	1,970,000	2,320,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (a)(c)	288,859	1,627,244	245	1,916,348

			Total Commercial Banks	5,188,632	9,181,881	16,069	14,386,582

Consumer Finance — 1.9%
1,900,000		1,900,000	American Express Bank FSB, 3.150% due 12/9/11	1,915,126		1,330	1,916,456
600,000	1,500,000	2,100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	310,591	777,428	380	1,088,399
			GMAC LLC:
853,000	2,195,000	3,048,000	7.500% due 12/31/13 (b)	622,690	1,635,275	12,795	2,270,760
	487,000	487,000	8.000% due 12/31/18 (b)		250,805		250,805
380,000	790,000	1,170,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (a)	113,941	236,980	49	350,970
590,000		590,000	SLM Corp., 8.450% due 6/15/18	466,466		694	467,160

			Total Consumer Finance	3,428,814	2,900,488	15,248	6,344,550

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

Diversified Financial Services — 5.0%
$ 860,000	$1,400,000	$2,260,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	$205,409	$334,705	$196	$540,310
1,280,000	1,300,000	2,580,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	703,743	714,960	218	1,418,921
	890,000	890,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (a)(c)		641,085		641,085
400,000	800,000	1,200,000	Capmark Financial Group Inc., 5.875% due 5/10/12	136,396	272,951	80	409,427
	1,150,000	1,150,000	Countrywide Home Loans Inc., Unsecured Notes, 6.250% due 4/15/09		1,150,319		1,150,319
			General Electric Capital Corp.:
2,000,000		2,000,000	3.116% due 12/9/11	2,033,960		1,722	2,035,682
	400,000	400,000	Senior Notes, 5.625% due 5/1/18		403,624		403,624
675,000	1,050,000	1,725,000	Subordinated Debentures, 6.375% due 11/15/67 (a)	424,284	660,971	626	1,085,881
950,000	1,700,000	2,650,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	991,261	1,775,364	854	2,767,479
	270,000	270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65 (a)(b)		86,566		86,566
	580,000	580,000	International Lease Finance Corp., Medium-Term Notes, 5.169% due 7/13/12 (a)		364,608		364,608
	1,060,000	1,060,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 5.085% due 2/11/11 (a)(f)		886,197		886,197
	850,000	850,000	Merna Reinsurance Ltd., Subordinated Notes, 3.209% due 7/7/10 (a)(b)		767,465		767,465
600,000	1,000,000	1,600,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (a)(c)	418,034	697,669	567	1,116,270
			TNK-BP Finance SA:
1,090,000	1,850,000	2,940,000	6.875% due 7/18/11 (b)	795,700	1,359,750	5,450	2,160,900
	100,000	100,000	Notes, 6.125% due 3/20/12 (b)		64,500		64,500
970,000	1,420,000	2,390,000	ZFS Finance USA Trust I, 3.146% due 12/15/65 (a)(b)	293,425	431,325	1,213	725,963

			Total Diversified Financial Services	6,002,212	10,612,059	10,926	16,625,197

Insurance — 0.1%
400,000		400,000	Merna Reinsurance Ltd., 3.218% due 7/7/10 (b)	361,160			361,160

Real Estate Investment Trusts (REITs) — 0.5%
			iStar Financial Inc.:
1,330,000		1,330,000	2.336% due 9/15/09	758,100		1,663	759,763
1,000,000	2,090,000	3,090,000	5.650% due 9/15/11	320,000	669,111	149	989,260

			Total Real Estate Investment Trusts (REITs)	1,078,100	669,111	1,812	1,749,023

Thrifts and Mortgage Finance — 0.4%
			Countrywide Financial Corp.:
610,000		610,000	1.686% due 3/24/09	605,037		33	605,070
600,000		600,000	5.800% due 6/7/12	584,792		446	585,238

			Total Thrifts and Mortgage Finance	1,189,829		479	1,190,308

			TOTAL FINANCIALS	21,336,081	30,541,280	51,714	51,929,075

HEALTH CARE — 1.3%

Health Care Equipment & Supplies — 0.8%
520,000	810,000	1,330,000	Baxter FinCo BV, 4.750% due 10/15/10	518,530	808,051	219	1,326,800
500,000	1,100,000	1,600,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	473,734	1,042,968	342	1,517,044

			Total Health Care Equipment & Supplies	992,264	1,851,019	561	2,843,844

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

Health Care Providers & Services — 0.5%
$ 180,000	$1,000,000	$1,180,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	$174,723	$971,094	$74	$1,145,891
	510,000	510,000	UnitedHealth Group Inc., 4.875% due 2/15/13		476,581		476,581

			Total Health Care Providers & Services	174,723	1,447,675	74	1,622,472

			TOTAL HEALTH CARE	1,166,987	3,298,694	635	4,466,316

INDUSTRIALS — 2.8%

Aerospace & Defense — 0.4%
410,000	950,000	1,360,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	414,467	962,044	731	1,377,242

Air Freight & Logistics — 0.2%
	520,000	520,000	United Parcel Service Inc., 4.500% due 1/15/13		536,894		536,894

Airlines — 1.0%
			Continental Airlines Inc., Pass-Through Certificates:
70,000	130,000	200,000	7.056% due 9/15/09	67,200	124,800		192,000
435,955	784,720	1,220,675	6.900% due 1/2/18	348,764	627,776		976,540
387,411	715,220	1,102,631	6.545% due 2/2/19	309,929	572,176		882,105
286,978	521,246	808,224	6.703% due 6/15/21	215,233	390,934		606,167
845,819	111,465	957,284	Northwest Airlines Inc., Pass-Through Certificates, 3.445% due 5/20/14 (a)	592,074	78,025		670,099

			Total Airlines	1,533,200	1,793,711		3,326,911

Commercial Services and Supplies — 0.2%
650,000		650,000	Waste Management Inc., 7.375% due 8/1/10	658,702		242	658,944

Industrial Conglomerates — 1.0%
1,480,000	2,000,000	3,480,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	1,454,757	1,967,118	906	3,422,781

			TOTAL INDUSTRIALS	4,061,126	5,259,767	1,879	9,322,772

INFORMATION TECHNOLOGY — 0.9%

IT Services — 0.9%
1,000,000	1,900,000	2,900,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	1,016,625	1,931,951	191	2,948,767

Office Electronics — 0.0%
330,000		330,000	Xerox Corp., 5.500% due 5/15/12	276,556		201	276,757

			TOTAL INFORMATION TECHNOLOGY	1,293,181	1,931,951	392	3,225,524

MATERIALS — 1.0%

Chemicals — 0.1%
90,000		90,000	The Dow Chemical Co., 5.700% due 5/15/18	79,957		140	80,097

Metals & Mining — 0.9%
1,130,000	2,070,000	3,200,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	1,065,364	1,956,771	2,825	3,024,960

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

Paper & Forest Products — 0.0%
	$80,000	$80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12		$71,662		$71,662

			TOTAL MATERIALS	$1,145,321	2,028,433	$2,965	3,176,719

TELECOMMUNICATION SERVICES — 4.6%

Diversified Telecommunication Services — 3.9%
$ 520,000		520,000	British Telecommunications PLC, 8.625% due 12/15/10	534,924		237	535,161
650,000	1,300,000	1,950,000	Deutsche Telekom International Finance BV, 8.500% due 6/15/10	669,548	1,339,547	226	2,009,321
570,000	1,500,000	2,070,000	France Telecom SA, Notes, 7.750% due 3/1/11	599,813	1,579,237	297	2,179,347
680,000	1,300,000	1,980,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	686,258	1,312,488	274	1,999,020
	1,400,000	1,400,000	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09		1,400,036		1,400,036
230,000	970,000	1,200,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	211,600	897,250	1,150	1,110,000
	1,500,000	1,500,000	Telecom Italia Capital SA, 3.673% due 2/1/11 (a)		1,186,895		1,186,895
790,000	1,700,000	2,490,000	Telefonica Emisiones SAU, 3.356% due 2/4/13 (a)	633,733	1,365,306	733	1,999,772
150,000	290,000	440,000	Verizon Communications Inc., Senior Notes, 8.750% due 11/1/18	175,983	340,816	301	517,100

			Total Diversified Telecommunication Services	3,511,859	9,421,575	3,218	12,936,652

Wireless Telecommunication Services — 0.7%
			Sprint Capital Corp.:
30,000		30,000	6.375% due 5/1/09	29,813		2	29,815
	1,290,000	1,290,000	Senior Notes, 8.375% due 3/15/12		1,032,673		1,032,673
450,000	870,000	1,320,000	Vodafone Group PLC, 5.350% due 2/27/12	444,262	859,520	317	1,304,099

			Total Wireless Telecommunication Services	474,075	1,892,193	319	2,366,587

			TOTAL TELECOMMUNICATION SERVICES	3,985,934	11,313,768	3,537	15,303,239

UTILITIES — 1.3%

Electric Utilities — 0.8%
	1,580,000	1,580,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11		1,494,454		1,494,454
500,000	600,000	1,100,000	Pacific Gas & Electric Co., Mortgage, 4.800% due 3/1/14	491,028	589,897	553	1,081,478

			Total Electric Utilities	491,028	2,084,351	553	2,575,932

Multi-Utilities — 0.5%
			Dominion Resources Inc.:
	1,300,000	1,300,000	Notes, 4.750% due 12/15/10		1,286,012		1,286,012
300,000		300,000	8.875% due 1/15/19	323,517		325	323,842

			Total Multi-Utilities	323,517	1,286,012	325	1,609,854

			TOTAL UTILITIES	814,545	3,370,363	878	4,185,786

			TOTAL CORPORATE BONDS & NOTES	43,264,939	82,446,862	78,161	125,789,962

			(Cost)	$57,186,287	$106,006,238		$163,192,525

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

ASSET-BACKED SECURITIES — 7.0%

FINANCIALS — 7.0%

Automobiles — 1.10%
$ 900,000	$1,500,000	$2,400,000	Drive Auto Receivables Trust, 5.540% due 12/16/13 (b)	$828,314	$1,382,391	$1,121	$2,211,826
438,340		438,340	Prestige Auto Receivables Trust 2005-1A, 4.370% due 6/16/12 (b)	401,513		484	401,997
386,844	676,978	1,063,822	Wells Fargo Financial Auto Owner Trust, 4.280% due 5/15/12	376,557	659,343	210	1,036,110

			Total Automobiles	1,606,384	2,041,734	1,815	3,649,933

Home Equity — 4.8%
	620,000	620,000	Ameriquest Mortgage Securities Inc., 0.801% due 1/25/36 (a)		371,508		371,508
221,263		221,263	Asset Backed Funding Certificates 2002-WF2, 1.596% due 5/25/32	198,550		399	198,949
400,000		400,000	Asset Backed Funding Certificates 2004-OPT2 M1, 1.021% due 8/25/33	241,869		1,059	242,928
1,972,585		1,972,585	Bear Stearns Asset Backed Securities Inc. 2004-1, 0.991% due 6/25/34	1,069,411		5,349	1,074,760
1,467,646		1,467,646	Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A, 0.871% due 11/25/46 (b)	549,046			549,046
			Countrywide Asset-Backed Certificates:
	299,524	299,524	4.800% due 5/25/32 (a)		234,374		234,374
907,779	1,318,025	2,225,804	1.371% due 10/25/47 (a)	668,420	973,307	1,937	1,643,664
	1,446,726	1,446,726	Countrywide Home Equity Loan Trust, 1.745% due 11/15/28 (a)(f)		761,652		761,652
366,545		366,545	Countrywide Home Equity Loan Trust, 2.197% due 2/15/34 (a)(f)	107,312			107,312
60,601		60,601	Countryplace Manufactured Housing Contract Trust 2007-1 A1, 5.484% due 7/15/37 (b)	59,721			59,721
780,195	1,531,846	2,312,041	Green Tree, 7.000% due 4/25/38 (a)(b)	682,670	1,340,365		2,023,035
	1,323,171	1,323,171	GSAMP Trust, 0.771% due 12/25/36 (a)(b)		701,281		701,281
			GSRPM Mortgage Loan Trust:
	1,834,687	1,834,687	0.771% due 3/25/35 (a)(b)		1,256,760		1,256,760
	2,379,490	2,379,490	0.871% due 3/25/37 (a)(b)		1,570,464		1,570,464
1,317,094		1,317,094	Lehman XS Trust 2005-5N 3A1A, 0.771% due 11/25/35	613,016		2,433	615,449
			Long Beach Mortgage Loan Trust:
	67,328	67,328	0.611% due 11/25/35 (a)		66,235		66,235
1,006,369	2,052,993	3,059,362	0.561% due 5/25/36 (a)	58,636	119,802	90	178,528
	1,945,472	1,945,472	RAAC Series, 0.761% due 5/25/46 (a)(b)		680,915		680,915
178,386		178,386	RAAC Series 2005-RP1, 0.811% due 7/25/37 (b)	174,929		39	174,968
	1,292,462	1,292,462	SACO I Trust, 0.621% due 4/25/36 (a)		253,068		253,068
621,451		621,451	Securitized Asset Backed Receivables LLC 2006-FR3 A2, 0.611% due 5/25/36	540,711		673	541,384
	1,218,821	1,218,821	Small Business Administration, 4.830% due 9/25/18 (a)		1,256,209		1,256,209
530,000		530,000	Specialty Underwriting & Residential Finance Trust 2001-BC4 M1, 1.071% due 11/25/34	325,517		1,480	326,997
			Structured Asset Securities Corp.:
478,526		478,526	2003-AL1, 3.357% due 4/25/31 (b)	377,103		758	377,861
800,000		800,000	2007-BC3 1A2, 0.611% due 5/25/47	412,669			412,670
800,000		800,000	WaMu Asset-Backed Certificates 2007-HE1 2A3, 0.621% due 1/25/37	268,435		2,331	270,766

			Total Home Equity	6,348,015	9,585,940	16,548	15,950,503

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

Student Loan — 1.1%
$1,600,000	$2,790,000	$4,390,000	Nelnet Student Loan Trust, 5.015% due 4/25/24 (a)	$1,296,214	$2,267,025	$3,872	$3,567,111

			TOTAL ASSET-BACKED SECURITIES	9,250,613	13,894,699	22,236	23,167,548

			(Cost)	$14,921,115	$22,240,542		$37,161,657

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.0%
			American Home Mortgage Investment Trust:
	2,250,164	2,250,164	5.294% due 6/25/45 (a)		1,058,861		1,058,861
	1,465,328	1,465,328	0.761% due 11/25/45 (a)		704,103		704,103
			Banc of America Funding Corp.:
	678,788	678,788	4.517% due 3/20/35 (a)		480,797		480,797
	1,499,550	1,499,550	0.678% due 5/20/36 (a)		1,006,069		1,006,069
	2,586,460	2,586,460	5.830% due 6/20/36 (a)		1,350,933		1,350,933
294,739		294,739	2004-B, 5.258% due 12/20/34	178,855		362	179,217
1,761,326		1,761,326	Banc of America Mortgage Securities 2005-F, 5.007% due 7/25/35	1,280,469		2,352	1,282,821
			Banc of America Mortgage Securities:
	175,092	175,092	5.560% due 9/25/32 (a)		175,003		175,003
	747,067	747,067	5.540% due 4/25/33 (a)		499,137		499,137
	1,673,039	1,673,039	4.000% due 4/25/34		1,604,063		1,604,063
	751,412	751,412	4.564% due 6/25/34 (a)		495,023		495,023
533,354	800,031	1,333,385	Bayview Commercial Asset Trust, 0.821% due 8/25/35 (a)(b)(f)	418,596	627,894		1,046,490
			Bear Stearns Alt-A Trust:
	675,975	675,975	5.199% due 9/25/34 (a)		378,163		378,163
1,631,573		1,631,573	2007-1 1A1, 0.631% due 1/25/47	579,559		2,592	582,151
264,284		264,284	Bear Stearns ARM Trust 2004-10, 5.042% due 1/25/35	194,066		413	194,479
	1,836,945	1,836,945	CBA Commercial Small Balance Commercial Mortgage, 0.721% due 6/25/38 (a)(b)(f)		993,181		993,181
725,927		725,927	Chase Mortgage Finance Corp. 2007-A1 2A3, 4.137% due 2/25/37	569,865		920	570,785
			Citigroup Mortgage Loan Trust Inc.:
1,752,320		1,752,320	2007-AR4 2A1A, 5.471% due 3/25/37	980,230		4,262	984,492
895,649		895,649	2007-AR8 1A1A, 5.727% due 8/25/47	470,656		982	471,638
			Countrywide Alternative Loan Trust:
	2,416,986	2,416,986	0.851% due 11/20/35 (a)		710,507		710,507
1,235,349		1,235,349	1.000% due 11/20/35 (a)	617,526		2,516	620,042
	739,760	739,760	0.781% due 11/25/35 (a)		343,161		343,161
	2,150,170	2,150,170	0.661% due 7/25/46 (a)		889,450		889,450
			Countrywide Alternative Loan Trust:
162,469		162,469	2004-33 1A1, 6.249% due 12/25/34	92,400		269	92,669
113,503		113,503	2004-33 2A1, 5.395% due 12/25/34	53,086			53,086
1,568,191		1,568,191	2006-0A2 A5, 0.738% due 5/20/46	569,763		2,844	572,607
420,396		420,396	2007-AL1 A1, 0.721% due 6/25/37	158,856		834	159,690
	392,538	392,538	Countrywide Asset-Backed Certificates, 0.751% due 7/25/35 (a)		332,113		332,113
			Countrywide Home Loan, Mortgage Pass-Through Trust:
	243,830	243,830	Whole Loan, 5.999% due 5/19/33 (a)		210,745		210,745
	977,197	977,197	6.406% due 11/25/34 (a)		477,801		477,801
			Countrywide Home Loans:
	2,187,453	2,187,453	4.000% due 3/25/33		1,891,713		1,891,713
	139,823	139,823	5.616% due 11/19/33 (a)		135,992		135,992
527,332	745,402	1,272,734	CS First Boston Mortgage Securities Corp., 4.604% due 6/25/34 (a)	386,775	547,846	797	935,418

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

	$502,591	$502,591	Downey Savings and Loan Association Mortgage Loan Trust, 0.831% due 3/19/45 (a)		$244,199		$244,199
			Federal Home Loan Mortgage Corp. (FHLMC):
	304,579	304,579	4.500% due 4/15/32 (g)		303,923		303,923
	329,934	329,934	Structured Pass-Through Securities, 6.500% due 9/25/43 (a)(g)		338,030		338,030
	1,443,518	1,443,518	Federal National Mortgage Association (FNMA), 5.633% due 4/25/45 (a)(g)		1,312,302		1,312,302
$362,665		362,665	First Horizon Alternative Mortgage Securities 2006-FA8 1A8, 0.841% due 2/25/37	$108,541		$619	109,160
	1,882,687	1,882,687	First Horizon Mortgage Pass-Through Trust, 6.250% due 2/25/35 (a)		1,383,521		1,383,521
	698,107	698,107	Greenpoint Mortgage Funding Trust, 0.701% due 9/25/35 (a)		287,597		287,597
610,570		610,570	Greenpoint Mortgage Funding Trust 2006-AR7 1A1B, 0.591% due 12/25/46	335,654		771	336,425
	1,659,869	1,659,869	GSMPS Mortgage Loan Trust, 0.821% due 9/25/35 (a)(b)		1,305,845		1,305,845
357,275		357,275	Harborview Mortgage Loan Trust 2004-8 3A2, 0.981% due 11/29/34	169,827		813	170,640
			HomeBanc Mortgage Trust:
786,465		786,465	2004-2 A1, 0.841% due 12/25/34	508,172		1,832	510,004
1,239,679		1,239,679	2005-1 A1, 0.721% due 3/25/35	707,101		2,914	710,015
244,977		244,977	Impac CMB Trust 2004-6 1A2, 1.251% due 10/25/34	123,738		624	124,362
791,512		791,512	IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1, 6.217% due 11/25/37	487,959		1,327	489,286
	617,402	617,402	Indymac Index Mortgage Loan Trust, 0.831% due 1/25/35 (a)		320,687		320,687
288,250	412,495	700,745	JP Morgan Mortgage Trust, 5.152% due 11/25/33 (a)	217,346	311,662		529,008
			JPMorgan Mortgage Trust 2004-A1 1A1:
1,856,649		1,856,649	4.347% due 10/25/33	1,302,015		2,716	1,304,731
547,110		547,110	4.794% due 2/25/34	412,238		881	413,119
	2,029,484	2,029,484	Luminent Mortgage Trust, 0.671% due 2/25/46 (a)		828,772		828,772
			MASTR:
	303,246	303,246	Adjustable Rate Mortgages Trust, 6.485% due 12/25/33 (a)		247,178		247,178
3,000,000		3,000,000	Adjustable Rate Mortgages Trust 2004-13, 3.788% due 11/21/34	1,920,062		5,220	1,925,282
980,303		980,303	Adjustable Rate Mortgages Trust 2006-OA2 1A1, 3.279% due 12/25/46	200,015			200,015
			Asset Securitization Trust:
	320,197	320,197	4.375% due 5/25/33		276,592		276,592
	839,421	839,421	5.000% due 2/25/34		770,859		770,859
431,459		431,459	Specialized Loan Trust 2006-01 A, 0.771% due 12/25/35 (b)	344,687		703	345,390
			Merrill Lynch Mortgage Investors Inc.:
	1,684,360	1,684,360	5.268% due 3/25/33 (a)		1,269,305		1,269,305
	92,018	92,018	5.416% due 9/25/33 (a)		86,174		86,174
	1,355,926	1,355,926	New York Mortgage Trust Inc., 0.801% due 8/25/35 (a)		1,013,065		1,013,065
921,399	1,312,038	2,233,437	Nomura Asset Acceptance Corp., 4.889% due 12/25/34 (a)	540,587	772,189	1,695	1,314,471
823,219		823,219	Prime Mortgage Trust 2005-2, 7.399% due 10/25/32	572,395		1,856	574,251
1,041,429		1,041,429	Residential Asset Mortgage Products Inc. 2005-SL1, 8.000% due 5/25/32	732,581		2,405	734,986

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

$ 304,377		$304,377	Sequoia Mortgage Trust 2003-2 A2, 4.859% due 6/20/33	$235,676		$598	$236,274
			Structured Adjustable Rate Mortgage Loan Trust:
	$730,647	730,647	5.345% due 1/25/35 (a)		$382,689		382,689
	948,621	948,621	5.060% due 7/25/35 (a)		570,671		570,671
598,525		598,525	Structured Adjustable Rate Mortgage Loan Trust 2005-12 3A1, 5.677% due 6/25/35	409,751		641	410,392
			Structured ARM Loan Trust:
	497,552	497,552	3.640% due 4/25/34 (a)		277,093		277,093
	484,633	484,633	0.876% due 6/25/34 (a)		264,191		264,191
	820,939	820,939	5.189% due 3/25/35 (a)(f)		378,580		378,580
			Structured Asset Mortgage Investments Inc.:
682,314		682,314	2006-AR2 A1, 0.701% due 2/25/36	283,188		930	284,118
1,188,246		1,188,246	2006-AR7 A1A, 0.681% due 8/25/36	472,072		1,923	473,995
			Structured Asset Securities Corp.:
	2,316,200	2,316,200	6.500% due 3/25/32		1,608,715		1,608,715
	227,186	227,186	5.118% due 5/25/32 (a)		207,456		207,456
	252,753	252,753	5.341% due 6/25/32 (a)		110,536		110,536
	363,015	363,015	5.060% due 8/25/32 (a)		360,520		360,520
	1,463,768	1,463,768	4.260% due 3/25/34 (a)		939,060		939,060
	128,216	128,216	5.160% due 5/25/34 (a)		56,859		56,859
	1,466,009	1,466,009	5.762% due 6/25/35 (a)(b)(f)		1,026,452		1,026,452
1,174,807		1,174,807	WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01 A1B, 0.791% due 2/25/36	285,050		843	285,893
			WaMu Mortgage Pass Through Certificates:
411,330		411,330	2003-AR8 A, 4.282% due 8/25/33	306,816		485	307,301
1,968,483		1,968,483	2003-AR10, 4.672% due 10/25/33	1,621,598		1,910	1,623,508
461,208		461,208	2004-AR08 A1, 1.858% due 6/25/44	264,002		730	264,732
1,146,103		1,146,103	2004-AR14 A1, 4.255% due 1/25/35	789,619		2,188	791,807
789,543		789,543	2006-AR4 DA, 3.449% due 6/25/46	252,654			252,654
			Washington Mutual Inc.:
	687,801	687,801	0.761% due 7/25/45 (a)		320,488		320,488
	815,251	815,251	0.791% due 7/25/45 (a)		335,934		335,934
	592,529	592,529	Washington Mutual Mortgage Pass-Through Certificates, Whole Loan, 4.562% due 6/25/33 (a)		533,030		533,030
1,566,516		1,566,516	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA1, 7.000% due 3/25/34	1,401,543		1,976	1,403,519
	1,959,765	1,959,765	Washington Mutual Pass-Through Certificates, 0.751% due 11/25/45 (a)		965,780		965,780
			Wells Fargo Mortgage Backed Securities Trust:
	533,184	533,184	5.318% due 7/25/34 (a)		240,003		240,003
	361,535	361,535	PAC, 4.500% due 6/25/33		358,988		358,988

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS	21,555,589	34,921,500	55,743	56,532,832

			(Cost)	$36,153,703	$55,552,037		$91,705,740

MORTGAGE-BACKED SECURITIES — 14.4%

FHLMC — 0.9%
	2,600,000	2,600,000	Federal Home Loan Mortgage Corp. (FHLMC), 6.000% due 1/13/39 (g)(h)		2,678,405		2,678,405

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

FNMA—13.10%
			Federal National Mortgage Association (FNMA):
$18		$18	9.750% due 11/1/09 (g)	$18			$18
705		705	8.500% due 6/1/10 to 8/1/11 (g)	727			727
2,846		2,846	9.500% due 7/1/14 (g)	2,940			2,940
15,320		15,320	11.000% due 12/1/15 (g)	16,966		77	17,043
56,528		56,528	9.000% due 1/1/17 to 1/1/21 (g)	59,740			59,740
19,334		19,334	12.500% due 1/1/18 (g)	22,902		97	22,999
62,679		62,679	9.000% due 11/1/21 (g)	67,236		78	67,314
1,563		1,563	8.500% due 6/1/21 (g)	1,672		2	1,674
169,159		169,159	8.000% due 2/1/31 (g)	180,352		53	180,405
1,161,813		1,161,813	7.000% due 4/1/32 (g)	1,220,985		363	1,221,348
3,275,562		3,275,562	7.000% due 12/1/26 to 1/1/33 (g)	3,465,906			3,465,906
928,836		928,836	6.500% due 7/1/13 to 10/1/32 (g)	966,807			966,807
	$34,279	34,279	5.060% due 5/1/32 (a)(g)		$34,586		34,586
	115,496	115,496	5.115% due 8/1/32 (a)(g)		114,650		114,650
	420,005	420,005	5.983% due 12/1/32 (a)(g)		414,951		414,951
	606,535	606,535	4.567% due 1/1/33 (a)(g)		606,181		606,181
	1,597,350	1,597,350	4.512% due 6/1/33 (a)(g)		1,601,387		1,601,387
	1,461,448	1,461,448	3.864% due 5/1/34 (a)(g)		1,483,523		1,483,523
660,950		660,950	4.341% due 10/1/34 (g)	663,231			663,231
877,318		877,318	4.329% due 1/1/35 (g)	848,628			848,628
467,434		467,434	4.795% due 2/1/35 (g)	472,978			472,978
3,021,454		3,021,454	4.961% due 3/1/35 (g)	3,049,118			3,049,118
	2,840,358	2,840,358	4.038% due 5/1/35 (a)(g)		2,859,833		2,859,833
1,475,953		1,475,953	5.500% due 4/1/36 (g)	1,483,534		461	1,483,995
153,795		153,795	5.000% due 11/1/35 (g)	157,382			157,382
600,000		600,000	6.000% due 12/1/38 (g)(h)	617,625			617,625
962,288	4,635,656	5,597,944	5.000% due 6/1/35-7/1/38 (g)	984,432	4,742,123		5,726,555
291,349	539,541	830,890	6.000% due 10/1/37-7/1/38 (g)	300,239	556,103	10	856,352
	15,150,000	15,150,000	5.000% due 1/13/39 (g)(h)		15,469,574		15,469,574
	1,000,000	1,000,000	6.000% due 1/13/39 (g)(h)		1,029,531		1,029,531

			Total FNMA	14,583,418	28,912,442	1,141	43,497,001

GNMA — 0.4%
			Government National Mortgage Association (GNMA):
154,980		154,980	6.000% due 5/15/14 to 11/15/28	162,380			162,380
1,449		1,449	9.000% due 6/15/22 to 9/15/22	1,551			1,551
1,354,626		1,354,626	7.438% due 6/16/26 (e)	214,244		439	214,683
938,143		938,143	7.488% due 8/16/26 (e)	145,429		292	145,721
900,000		900,000	6.000% due 12/1/38 (h)	927,843			927,843

			Total GNMA	1,451,447		731	1,452,178

			TOTAL MORTGAGE-BACKED SECURITIES	16,034,865	31,590,847	1,872	47,627,584

			(Cost)	$16,351,516	$31,076,941		$47,428,457

SOVEREIGN BOND — 0.0%

Russia — 0.0%
	215,600	215,600	Russian Federation, 7.500% due 3/31/30 (b)		190,194		190,194

			(Cost)		$230,548		$230,548

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value		Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.9%

U.S. Government Agencies — 13.9%
			Federal Home Loan Bank (FHLB):
	$14,000,000	$14,000,000	4.089% due 1/8/09 (a)		$14,003,444		$14,003,444
	6,000,000	6,000,000	5.000% due 2/20/09		6,037,662		6,037,662
			Federal Home Loan Mortgage Corp. (FHLMC):
	6,000,000	6,000,000	4.750% due 3/5/09 (g)		6,044,664		6,044,664
	800,000	800,000	5.000% due 10/18/10 (g)		852,054	$2,527	854,581
	1,940,000	1,940,000	2.750% due 4/11/11 (g)		1,989,555		1,989,555
			Notes:
	15,300,000	15,300,000	0.514% due 10/19/09 (a)(g)		15,279,834		15,279,834
	710,000	710,000	5.125% due 8/23/10 (g)		756,418		756,418
	1,163,428	1,163,428	Federal National Mortgage Association (FNMA), Six Month LIBOR, 4.660% due 4/1/33 (a)(g)		1,158,733		1,158,733

			TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS		46,122,364	2,527	46,124,891

			(Cost)		$45,972,147		$45,972,147

U.S. TREASURY INFLATION PROTECTED SECURITIES — 4.5%
$ 527,136	1,041,094	1,568,230	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29 (i)	$651,054	1,286,158	165	1,937,377
8,268,011	5,512,007	13,780,018	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10 (i)	7,770,641	5,182,152	2,587	12,955,380

			TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES	8,421,695	6,468,310	2,752	14,892,757

			(Cost)	$8,801,098	$6,660,007		$15,461,105
Shares	Shares	Shares
PREFERRED STOCKS — 0.1%

FINANCIALS — 0.1%

Thrifts & Mortgage Finance — 0.1%
21,700	31,375	53,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)(g)*	8,463	12,236		20,699
15,950	22,400	38,350	Federal National Mortgage Association (FNMA), 8.250% (a)(g)*	13,238	18,592		31,830
500		500	Home Ownership Funding Corp., 1.000% (b)(e)	49,275			49,275
1,400		1,400	Home Ownership Funding Corp. II, 1.000% (b)(e)	137,970			137,970

			TOTAL PREFERRED STOCKS	208,946	30,828		239,774

			(Cost)	$2,478,698	$1,344,375		$3,823,073
PURCHASED OPTIONS — 0.0%
59		59	U.S. Treasury Note Futures Put, February 2009, Strike Price $85.00	922			922

			(Cost)	$2,139			$2,139
			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS	98,737,569	215,665,604	163,291	314,566,464

			(Cost)	$135,894,556	$269,082,835		$404,977,391

See Notes to Pro Forma Combined Financial Statements

Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund		Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value			Value

SHORT-TERM INVESTMENTS — 9.5%

U.S. Government Agencies — 8.0%
	$10,000,000	$10,000,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.207% due 5/20/09 (j)		$9,991,370			$9,991,370
$2,500,000		2,500,000	Federal Home Loan Bank, 0.000% due 3/26/09	$2,499,598		$143		2,499,741
			Federal National Mortgage Association (FNMA), Discount Notes:
	11,700,000	11,700,000	2.733% due 1/5/09 (g)(j)		11,696,490			11,696,490
	2,000	2,000	0.651% due 1/27/09 (g)(i)(j)		1,999			1,999
806,000	1,621,000	2,427,000	0.000%-0.351% due 5/18/09 (g)(i)(j)	805,239	1,619,622	76		2,424,937

			Total U.S. Government Agencies	3,304,837	23,309,481	219		26,614,537

			(Cost)	$3,304,051	$23,271,001			$26,575,052
Repurchase Agreement — 1.5%
	5,002,000	5,002,000	Morgan Stanley tri-party repurchase agreement dated 12/31/08, 0.020% due 1/2/09; Proceeds at maturity — $5,002,006; (Fully collateralized by U.S. government agency obligation, 2.265% due 4/14/09; Market value — $5,155,155)		5,002,000			5,002,000

			(Cost)		$5,002,000			$5,002,000

			TOTAL SHORT-TERM INVESTMENTS	3,304,837	28,311,481	219		31,616,537

			(Cost)	$3,304,051	$28,273,001			$31,577,052

			TOTAL INVESTMENTS — 104.3%	102,042,406	243,977,085	163,510	†	346,183,001

			(Cost)	$139,198,607	$297,355,836			$436,554,443

			Liabilities in Excess of Other Assets — (4.3)%	2,246,605	(16,648,541)	(28,600	)‡	(14,430,536)

			TOTAL NET ASSETS — 100.0%	$104,289,011	$227,328,544	$134,910		$331,752,465

*	Non-income producing security.
†	Reflects adjustment resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.
‡	Reflects adjustment for estimated reorganization costs related to the Acquiring Fund. For details of estimated Reorganization costs allocated to the Acquiring Fund, please see the section of the Proxy Statement/Prospectus entitled “Proxy Solicitation.”
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Security is currently in default.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(h)	This security is traded on a to-be-announced (“TBA”) basis.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC —	Planned Amortization Class

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Statement of Assets and Liabilities

As of December 31, 2008 (unaudited)

	Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short- Term Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
ASSETS:
Investments at cost	$139,198,607	$297,355,836			$436,554,443

Investments, at value	$102,042,406	$243,977,085	$163,510	(a)	$346,183,001
Cash	3,640,491	1,553,166	—		5,193,657
Receivable for securities sold	2,822,973	5,904,218	—		8,727,191
Receivable for Fund shares sold	369,404	352,704	—		722,108
Interest receivable	886,608	2,103,261	—		2,989,869
Receivable from broker—variation margin on open futures contracts	96,108	—	—		96,108
Deposits with brokers for open swap contracts		5,600,000			5,600,000
Interest receivable for open swap contracts	—	195			195
Other assets	11,324	36,337	—		47,661

Total Assets	109,869,314	259,526,966	163,510		369,559,790

LIABILITIES:
Payable for securities purchased	3,796,501	24,767,867	—		28,564,368
Payable for Fund shares repurchased	570,713	232,732	—		803,445
Payable to broker—variation margin on open futures contracts	—	398,825			398,825
Options written, at value (premium received $299,403 and 488,716, respectively)	1,044,616	1,695,625	—		2,740,241
Premium received for open swaps	—	32,749			32,749
Unrealized depreciation on swaps	—	4,846,300			4,846,300
Investment management fee payable	53,123	85,977	—		139,100
Distribution fees payable	24,802	17,859	—		42,661
Trustees’/Directors’ fees payable	—	14,358	—		14,358
Distributions payable	—	9,256	—		9,256
Accrued expenses	88,267	96,874	28,600	(b)	213,741
Other liabilities	2,281	—			2,281

Total Liabilities	5,580,303	32,198,422	28,600		37,807,325

Total Net Assets	$104,289,011	$227,328,544	$134,910		$331,752,465

NET ASSETS:
Par value	$13,113	$680	$(12,801	)(c)	$992
Paid-in capital in excess of par value	150,867,661	294,149,336	12,801	(c)	445,029,798
Undistributed/Overdistributed net investment income	(200,722)	53,956	(28,600	)(b)	(175,366)
Accumulated net realized gain (loss) on investments, futures contracts, written options and swap contracts	(10,631,041)	(15,768,547)	—		(26,399,588)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(35,760,000)	(51,106,881)	163,510	(a)	(86,703,371)

Total Net Assets	$104,289,011	$227,328,544	$134,910		$331,752,465

	Legg Mason Limited Duration Bond Portfolio	Legg Mason Partners Short- Term Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
Net Assets:
Class A	—	$39,396,167	$1,293,359	(b)(d)	$40,689,526
Class B	—	1,298,479	(1,298,479	)(d)	—
Class C	—	5,073,669	96,724,605	(a)(b)(e)	101,798,274
Class I	—	181,560,229	7,704,436	(a)(b)(f)	189,264,665
Primary Class	$96,573,829	—	(96,573,829	)(e)	—
Institutional Class	7,715,182	—	(7,715,182	)(f)	—

	$104,289,011	$227,328,544	$134,910		$331,752,465

Shares Outstanding:
Class A	—	11,794,748	387,268	(b)(d)(g)	12,182,016
Class B	—	388,873	(388,873	)(d)(g)	—
Class C	—	1,517,310	28,930,013	(a)(b)(e)(g)	30,447,323
Class I	—	54,337,425	2,306,096	(a)(b)(d)(g)	56,643,521
Primary Class	12,143,287		(12,143,287	)(a)(e)(g)	—
Institutional Class	970,198		(970,198	)(a)(f)(g)	—
Net Asset Value:
Class A		$3.34			$3.34
Class B		$3.34			—
Class C		$3.34			$3.34
Class I		$3.34			$3.34
Primary Class	$7.95
Institutional Class	$7.95

(a)

Reflects adjustment for resulting from adoption by the Acquired Fund’s Board prior to the Reorganization of the valuation policies and procedures applicable to the Acquiring Fund. To facilitate the Reorganization, the Acquired Fund’s Board approved a change to the procedures for valuing the Acquired Fund’s fixed-income securities so that those securities will be valued at the mean of the last closing bid and asked prices. The new method of valuation is currently used by the Acquiring Fund’s Board, and the change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.

(b)

Reflects adjustment for estimated Reorganization costs of $28,600 related to the Acquiring Fund. For details of estimated Reorganization Costs allocated to the Acquiring Fund, please refer to the section entitled “Proxy Solicitation” in the Proxy Statement/Prospectus.

(c)	Adjustment to reflect the par value of the Combined Fund’s shares outstanding due to the Reorganization.

(d)	Legg Mason Partners Short-Term Bond Fund Class B shares will be converted to Class A shares. This conversion is not part of the transactions for which shareholder approval is being sought.

(e)	Legg Mason Limited Duration Bond Portfolio Primary Class shares will be exchanged for Legg Mason Partners Short-Term Bond Fund Class C

(f)	Legg Mason Limited Duration Bond Portfolio Institutional Class shares will be exchanged for Legg Mason Partners Short-Term Bond Fund Class I

(g)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Statement of Operations for Legg Mason Limited Duration Bond Portfolio and Legg Mason Partners Short-Term Bond Fund for Year Ended December 31, 2008 (unaudited)

	Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
INVESTMENT INCOME:
Interest	$66,748	$74,805	—		$141,553
Dividends	7,587,066	13,429,759	—		21,016,825

Total Investment Income	7,653,814	13,504,564	—		21,158,378

EXPENSES:
Investment management fee	660,803	1,192,742			1,853,545

Distribution fees:
Class A	—	121,395	$4,206	(a)(b)	125,601
Class B	—	12,618	(12,618	)(a)(b)	—
Class C	—	41,749	669,655	(a)(c)	711,404
Primary Class	683,571	—	(683,571	)(a)(c)	—

Transfer agent fees:
Class A	—	84,179	599	(b)	84,778
Class B	—	599	(599	)(b)	—
Class C	—	1,452	104,014	(c)	105,466
Class I	—	201	17,591	(d)	17,792
Primary Class	104,014	—	(104,014	)(c)	—
Institutional Class	17,591	—	(17,591	)(d)	—

Shareholder reports:
Class A	—	48,099	4,942	(e)(b)	53,041
Class B	—	4,942	(4,942	)(e)(b)	—
Class C	—	19,709	34,527	(e)(c)	54,236
Class I	—	1,177	349	(e)(d)	1,526
Primary Class	43,159	—	(43,159	)(e)(c)	—
Institutional Class	436	—	(436	)(e)(d)	—
Custody fees	39,473	5,255	—		44,728
Registration fees	34,278	42,621	(17,139	)(e)	59,760
Legal fees	20,876	23,890	(18,487	)(e)	26,279
Insurance	—	11,918	—		11,918
Audit and tax	40,500	26,405	(35,219	)(e)	31,686
Trustees’/Directors’ fees	56,778	5,345	—		62,123
Miscellaneous expenses	39,489	10,963	(35,540	)(e)	14,912

Total Expenses	1,740,968	1,655,259	(137,432)		3,258,795
Less: Fee waivers and/or expenses reimbursements	(322,885)	(5,808)	289,761	(f)	(38,932)
Fees paid indirectly	(299)	(141)	—		(440)

Net Expenses	1,417,784	1,649,310	152,329		3,219,423

Net Investment Income	6,236,030	11,855,254	(152,329)		17,938,955

	Limited Duration Bond Portfolio	Legg Mason Partners Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Short-Term Bond Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain (Loss) From:
Investment transactions	$(2,069,499)	$(4,576,007)	—	$(6,645,506)
Options	239,961	485,579		725,540
Futures contracts	745,695	193,731	—	939,426
Swap contracts		(70,208)		(70,208)

Net Realized Loss	(1,083,843)	(3,966,905)	—	(5,050,748)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(30,471,208)	(43,924,746)	—	(74,395,954)
Options	(650,667)	(1,068,578)		(1,719,245)
Swap contracts		(4,846,300)		(4,846,300)
Futures contracts	1,875,411	8,114,272	—	9,989,683

Change in Net Unrealized Appreciation/Depreciation	(29,246,464)	(41,725,352)	—	(70,971,816)

Net Loss On Investments And Futures Contracts	(30,330,307)	(45,692,257)	—	(76,022,564)

Decrease In Net Assets From Operations	$(24,094,277)	$(33,837,003)	$(152,329)	$(58,083,610)

(a)

Distribution fee rates of the Acquired Fund were at the rates of the Aquiring Fund for the 12-month period indicated. The 12b-1 fee for Class C shares of the Acquired Fund will be reduced to 0.50% on the date of the Reorganization. The fee cannot be increased again except with shareholder approval. This fee reduction is not part of the transactions for which shareholder approval is being sought.

(b)	Legg Mason Partners Short-Term Bond Fund Class B shares will be converted to Class A shares. This conversion is not part of the transactions for which shareholder approval is being sought.

(c)	Legg Mason Limited Duration Bond Portfolio Primary Class shares will be exchanged for Legg Mason Partners Short-Term Bond Fund Class C shares.

(d)	Legg Mason Limited Duration Bond Portfolio Institutional Class shares will be exchanged for Legg Mason Partners Short-Term Bond Fund Class I shares.

(e)	Reflects elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

(f)

Indicates a decrease in the amount of fee waivers and expense reimbursements by the manager. Consequently, it is estimated that the manager will benefit from the Reorganization by an increase in net income of approximately this amount.

See Notes to Pro Forma Combined Financial Statements.

Legg Mason Limited Duration Bond Portfolio Reorganization into Legg Mason Partners Short-Term Bond Fund

Notes to Pro Forma Combined Financial Statements (unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments as of December 31, 2008 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2008, reflect the accounts of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”) and Legg Mason Partners Short-Term Bond Fund (the “Acquiring Fund”), each a “Fund”. Following the combination, Legg Mason Partners Short-Term Bond Fund will be the accounting survivor. Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free Reorganization and accordingly, the tax-free Reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2008 as if the Reorganization occurred on December 31, 2008. These Pro Forma Statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end is December 31 for both the Acquired Fund and the Acquiring Fund. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in this Statement of Additional Information. The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The Acquired Fund values fixed-income securities using bid prices. The difference in the valuation policies of the Acquired Fund and the Acquiring Fund resulted in an estimated pro forma adjustment to the Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities of $163,510, as of December 31, 2008.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Legg Mason Partners Short-Term Bond Fund

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$243,977,085	$30,828	$242,919,476	$1,026,781
Other Financial Instruments*	1,783,154	6,629,454	(4,846,300)	—

Total	$245,760,239	$6,660,282	$238,073,176	$1,026,781

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
December 31, 2007	—
Accrued Premiums/Discounts	$1,542
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	9,658
Net purchases (sales)	—
Transfers in and/or out of Level 3	1,015,581

Balance as of December 31, 2008	$1,026,781

Legg Mason Limited Duration Bond Portfolio

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$102,042,406	$22,624	$101,812,737	$207,045
Other Financial Instruments*	1,396,201	1,396,201	—	—

Total	$103,438,607	$1,418,825	$101,812,737	$207,045

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
December 31, 2007	—
Accrued Premiums/Discounts	$2,874
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	(259,436)
Net purchases (sales)	276,362
Transfers in and/or out of Level 3	187,245

Balance as of December 31, 2008	$207,045

4. Shares of Beneficial Interest:

The unaudited pro forma net asset value per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2008. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2008.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.